Exhibit 10.1

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

by and among

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

as Borrower,

THE LENDERS PARTY HERETO FROM TIME TO TIME

as Lenders,

and

MUFG UNION BANK, N.A.

as Agent and a Lender

August 14, 2014

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TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

INDEX OF EXHIBITS AND SCHEDULES

Exhibit A	Form of Revolving Loan Note
Exhibit B	Form of Loan Supplement
Exhibit C	Form of Loan Request
Exhibit D	Form of Notice of Continuation/Conversion
Exhibit E	Form of Borrowing Base Certificate
Exhibit F	Form of Compliance Certificate
Exhibit G	Form of Assignment and Assumption Agreement
Exhibit H	Form of Accession Agreement
Exhibit I	Form of U.S. Tax Compliance Certificates

Schedule A	Definitions and Rules of Construction
Schedule B	Schedule of Documents
Schedule C	Schedule of Lenders and Revolving Loan Commitments
Schedule D	Agent’s and Lenders’ Wire Transfer Information for Payments

Schedule 3.2	Executive Offices; Corporate or Other Names; Conduct of Business
Schedule 3.6	Bank Accounts
Schedule 3.7	Employment Agreements
Schedule 3.8	Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness
Schedule 3.11	Taxes
Schedule 3.12	ERISA Plans
Schedule 3.13	Litigation
Schedule 3.14	Intellectual Property
Schedule 3.16	Hazardous Materials
Schedule 3.29	Material Contracts
Schedule 4.6(a)	Permitted Indebtedness of Borrower
Schedule 4.6(b)	Permitted Indebtedness of Special Purpose Subsidiaries
Schedule 4.7	Permitted Liens

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), is entered into as of August 14, 2014, by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), MUFG UNION BANK, N.A., formerly known as Union Bank, N.A. (in its individual capacity, “Bank”) for itself as a Lender and as Agent for Lenders (in such capacity, the “Agent”), and the other Lenders party hereto from time to time.

RECITALS

A. Borrower, the Lenders and Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of November 2, 2011, as amended, modified, supplemented, extended or restated from time to time, including by the First Amendment to Amended and Restated Loan and Security Agreement dated as of March 30, 2012, the Second Amendment to Amended and Restated Loan and Security Agreement dated as of September 17, 2012, the Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 17, 2012, the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of December 2, 2013, the Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of January 31, 2014, the Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of July 8, 2014, the Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of July 29, 2014 and the Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of July 31, 2014 (collectively, the “Original Agreement”), pursuant to which the Lenders have agreed, subject to and on the terms and conditions set forth therein, to make certain loans and other credit accommodations to or for the benefit of Borrower.

B. Borrower has requested that the Lenders extend to it credit on the terms and subject to the conditions set forth herein, and Borrower, Agent, and the Lenders wish to amend and restate, but without novation, the terms of the Original Agreement on the terms and subject to the conditions set forth herein.

C. The Lenders are prepared to extend such credit as aforesaid, but only on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and Lenders agree as follows:

Capitalized terms used in this Agreement shall have the meanings ascribed to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern.

1.	AMOUNT AND TERMS OF CREDIT

1.1	Loans.

(a) Advances. Subject to the terms and conditions of this Agreement, each Lender shall extend its Pro Rata Share of Loans to Borrower from time to time until the Borrowing Termination Date. The aggregate amount of Loans to Borrower outstanding at any time shall not exceed the

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Borrowing Availability at such time. Prior to the Borrowing Termination Date, Borrower may repay at any time any outstanding Loans and any amounts so repaid may be reborrowed, up to Net Borrowing Availability. Loans shall be evidenced by, and repayable in accordance with, the terms of this Agreement, and, if applicable, the Revolving Loan Notes. The Pro Rata Share of the Loans of any Lender shall not at any time exceed its separate Commitment. The obligations of each Lender hereunder shall be several and not joint.

(b) Loan Accounts; Revolving Loan Notes.

(1) Loan Accounts; Noteless Transaction. The Principal Debt owed to each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender or by Agent in the ordinary course of business. Regardless of whether a Revolving Loan Note is issued with respect to such Principal Debt, Borrower absolutely and unconditionally promises to pay to each Lender (including any such Lender’s assignees in accordance with Section 8.1), in lawful money of the United States of America, the aggregate unpaid Principal Amount owed to such Lender, together with interest thereon in accordance with the terms hereof. The loan accounts or records maintained by Agent (including, without limitation, the Register) and each Lender shall be conclusive evidence absent manifest error of the amount of the Loans made to Borrower from each Lender under this Agreement and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower under the Loan Documents to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Agent in respect of such matters, the accounts and records of such Lender shall control absent manifest error.

(2) Revolving Loan Notes. Upon the request of any Lender made through Agent, the Principal Debt owed to such Lender may be evidenced by a Revolving Loan Note dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with this Agreement) and being completed with appropriate insertions.

(3) Loan Reserves. Anything to the contrary in this Section 1.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, (ii) amounts owing by Borrower or any of its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, (iii) the valuation of any Eligible Note Receivable, the Collateral securing any Eligible Note Receivable, or other Collateral, and (iv) the aggregate amount of unfunded commitments of Borrower to the Account Debtors under Loan Paper included in the Borrowing Base (except that any such reserves referred to in this clause (iv) shall not limit Borrower’s ability to fund such commitments to such Account Debtors). So long as no Default or Event of Default has occurred and is continuing, Agent shall first notify and attempt to discuss with Borrower any such reserve that Agent proposes to establish unless Agent, in its Permitted Discretion, believes that exigent circumstances justify the immediate establishment of such reserve.

(c) Overadvances. Borrower shall immediately repay any Overadvance. Overadvances constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents.

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(d) Request and Disbursement. Borrower shall give to Agent irrevocable written notice in the form of Exhibit C (or telephonic notice confirmed in a writing in the form of Exhibit C) of each Loan requested hereunder (a “Loan Request”) no later than 10:00 a.m. (California time), (a) one (1) Business Day prior to the proposed Drawdown Date of any Reference Rate Loan and (b) three (3) Business Days prior to the proposed Drawdown Date of any LIBOR Loan. Each Loan Request shall, among other things, specify (1) the proposed Drawdown Date of the Loan, which shall be a Business Day, (2) the principal amount of the Loan, (3) whether it is to be a Reference Rate Loan or a LIBOR Loan, and (4) the LIBOR Loan Period, if applicable. Any notice in connection with a requested Loan under this Agreement that is received by Agent after 10:00 a.m. (California time) on any Business Day, or at any time on a day that is not a Business Day, shall be deemed received by Agent on the next Business Day. Each Loan Request shall be irrevocable and binding on Borrower and shall obligate Borrower to accept the Loan requested from the Lenders on the proposed Drawdown Date. Notwithstanding anything to the contrary contained herein, the Lenders shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR rate market to fund any LIBOR Loan, but the provisions hereof shall be deemed to apply as if the Lenders had purchased such deposits to fund the LIBOR Loan.

1.2 Interest Rate Election Provisions.

(a) Any Loan shall, at the option of Borrower, be made either as a Reference Rate Loan or as a LIBOR Loan; provided, that if a Default or Event of Default has occurred and is continuing, all Loans advanced or continued thereafter shall be made as Reference Rate Loans. If Borrower fails to give notice to Agent specifying whether any LIBOR Loan is to be repaid or reborrowed on a Payment Date, such LIBOR Loan shall be repaid and then reborrowed as a Reference Rate Loan on the Payment Date. Borrower shall give to Agent irrevocable notice of a request for a LIBOR Loan by telephone or facsimile transmission not later than three (3) Business Days prior to the date of the proposed LIBOR Loan. Agent shall determine the applicable LIBOR Basis as of the second Business Day prior to the date of the requested LIBOR Loan. Each determination by Agent of a LIBOR Basis shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. The LIBOR Loan Period for each LIBOR Loan shall be fixed at one, two or three months. With respect to LIBOR Loans, (i) each LIBOR Loan shall be in a principal amount of not less than $1,000,000 and in an integral multiple of $500,000, and (ii) at no time shall there be more than five (5) LIBOR Loans outstanding.

(b) At least three (3) Business Days prior to each Payment Date for a LIBOR Loan, Borrower shall give irrevocable written notice in the form of Exhibit D (a “Notice of Continuation/ Conversion”) to Agent specifying whether all or a portion of such LIBOR Loan outstanding on such Payment Date (i) is to be repaid and then reborrowed in whole or in part as a new LIBOR Loan, in which case such notice shall also specify the LIBOR Loan Period that Borrower shall have selected for such new LIBOR Loan; provided, that if a Default or Event of Default has occurred and is continuing, then Borrower shall not have the option to repay and then reborrow such LIBOR Loan as a new LIBOR Loan, (ii) is to be repaid and then reborrowed in whole or in part as a Reference Rate Loan, or (iii) is to be repaid and not reborrowed; provided, that any such reborrowings described in clauses (i) and (ii) above shall be in a principal amount of not less than $1,000,000 and in an integral multiple of $500,000. Upon such Payment Date such LIBOR Loan will, subject to the provisions of this Agreement, be so repaid and, as applicable, reborrowed.

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1.3 Payments of Interest and Principal.

(a) Payment of Interest. Interest on Loans shall be payable as follows:

(1) Reference Rate Loans. Interest on each outstanding Loan made as or converted into a Reference Rate Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Agent, for the ratable benefit of Lenders, in arrears (i) on the first Business Day of each calendar month after the Closing Date, (ii) on the Commitment Maturity Date, and (iii) if any interest accrues or remains payable after the Commitment Maturity Date or during the continuance of an Event of Default, upon demand by Agent. Interest shall accrue and be payable on each such Reference Rate Loan at a per annum interest rate equal to the Reference Rate plus the Applicable Reference Rate Margin.

(2) LIBOR Loans. Interest on each outstanding Loan made as or converted into a LIBOR Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Agent, for the ratable benefit of Lenders, in arrears (i) on the last day of the applicable LIBOR Loan Period in the case of any LIBOR Loan with a LIBOR Loan Period of one, two or three months, (ii) on the Commitment Maturity Date, and (iii) if any interest accrues or remains payable after the Commitment Maturity Date or during the continuance of an Event of Default, upon demand by Agent. Interest shall accrue and be payable on each Loan made as a LIBOR Loan at a per annum interest rate equal to the LIBOR Basis applicable to such LIBOR Loan plus the Applicable LIBOR Margin.

(3) Default Rate. Upon the occurrence and during the continuance of an Event of Default, interest on all outstanding Obligations shall, upon the election of Agent (or upon the written request of Requisite Lenders), confirmed by written notice from Agent to Borrower, accrue and be payable at the Default Rate. Interest accruing at the Default Rate shall be payable to Agent, for the ratable benefit of Lenders, on demand and in any event on the Commitment Maturity Date. Agent shall not be required to (i) accelerate the maturity of the Loans, or (ii) exercise any other rights or remedies under the Loan Documents, in order to charge the Default Rate. Upon the occurrence and during the continuance of an Event of Default specified in Sections 7.1(e), (f) or (g), the interest rate shall be increased automatically to the Default Rate without the necessity of any action by Agent or any Lender.

(b) Payment of Principal. On the Borrowing Termination Date, the entire outstanding principal amount of the Loans remaining unpaid, shall be converted to a term repayment obligation. Specifically, the principal balance of the Loans outstanding as of the Borrowing Termination Date shall be amortized and repaid in twelve (12) equal, consecutive monthly payments of principal, plus accrued and unpaid interest, commencing on September 1, 2016 and continuing on the first Business Day of each month thereafter through the Commitment Maturity Date, at which time all amounts owing in respect of the Loans shall be immediately due and payable.

1.4 Maximum Rate of Interest. In no event shall the aggregate of all interest on the Obligations charged or collected pursuant to the terms of this Agreement or pursuant to the Revolving Loan Notes exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that Agent or Lenders have charged or received interest under this Agreement or the Revolving Loan Notes in excess of the highest applicable rate, the rate in effect under this Agreement and the Revolving Loan Notes shall automatically be reduced to the maximum rate permitted by Applicable Law, and Agent or Lenders shall promptly apply such excess to reduce the principal balance of the Obligations, or if the principal balances of the Obligations owing have been paid in full, Agent or Lenders shall promptly apply such excess to reduce any other Obligations, and if all Obligations have been paid in full, then Agent or Lenders shall refund to Borrower any interest received by them in excess of the maximum lawful rate; provided, that if

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at any time thereafter the rate of interest payable hereunder is less than the highest applicable rate, Borrower shall continue to pay interest hereunder at the highest applicable rate, until such time as the total interest received by Agent or Lenders from the making of Loans hereunder is equal to the total interest that Agent or Lenders would have received had the interest rate payable hereunder been (but for the operation of this Section 1.4) the interest rate payable since the Closing Date as otherwise provided in this Agreement. It is the intent of this Agreement that Borrower not pay or contract to pay, and that Lenders not receive or contract to receive, directly or indirectly, interest in excess of that which may be paid by Borrower under Applicable Law.

1.5 Fees. Borrower shall pay to Agent:

(a) Agent’s Fees. For the sole benefit of Agent, the fees, including the arrangement fee and annual administrative fees (the “Agent Fees”) as set forth in the Fee Letter in the amounts and on the dates set forth therein, which fees shall be deemed fully-earned and nonrefundable as of the Closing Date.

(b) Unused Line Fee. The Unused Line Fee, for the account of each Lender in accordance with its daily average Pro Rata Share, for the previous calendar quarter payable in arrears on the first Business Day of each January, April, July and October, beginning on October 1, 2014, and on the Borrowing Termination Date. Such fee shall be fully-earned as of the last day of each such calendar quarter and shall be nonrefundable.

(c) Audit Fees and Expenses. The reasonable out-of-pocket expenses for each financial analysis and field examination of Borrower and the Collateral performed by Agent or its agents, plus any other out-of-pocket fees and expenses incurred by Agent with respect to any field examination of Borrower or the Collateral, when and as incurred. Such fees shall be fully earned when due and non-refundable; provided that so long as no Event of Default has occurred and is continuing, Borrower will not be charged for more than three (3) financial or collateral audits in any calendar year.

1.6 Repayment and Prepayment. Borrower shall pay the principal balance of the Loans and all other Obligations in full on the Commitment Maturity Date. The principal amount of any Reference Rate Loan may be prepaid prior to the Commitment Maturity Date at any time. The principal amount of any LIBOR Loan together with all accrued and unpaid interest thereon may be prepaid prior to the applicable Payment Date, upon three (3) Business Days’ prior notice to Agent; provided, that Borrower shall reimburse Agent or any Lender entitled thereto at such time for any loss or out-of-pocket expense incurred by Agent or such Lender or other charges in connection with such prepayment, as set forth in Sections 1.10, 10 and 11.3. Each notice of prepayment shall be irrevocable.

1.7 Term. The Revolving Credit Facility shall be in effect until the Commitment Maturity Date unless terminated earlier pursuant to the terms of this Agreement. The Revolving Credit Facility and all other Obligations related thereto shall be automatically due and payable in full on the Commitment Maturity Date, unless earlier due and payable or terminated as provided in this Agreement.

1.8 [Reserved].

1.9 Notes and Accounting. Agent shall provide a quarterly accounting to Borrower of the Loans and other transactions under this Agreement, including Agent’s calculation of principal, interest, expenses and the Borrowing Base during the preceding Fiscal Quarter. Each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive upon Borrower, unless Borrower, within thirty (30) days after the date any such accounting is rendered, provides Agent with written notice of any objection that Borrower may have to any item in such accounting, describing the basis for such

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objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower and Agent’s determination, based upon the facts available, of any such disputed item shall, absent manifest error, be deemed final, binding and conclusive upon Borrower.

1.10 Manner of Payment.

(a) When Payments Due.

(1) Each payment (including any prepayment) by Borrower on account of the principal of or interest on the Loans and any other amount owed to Agent or any Lender on account of the Obligations shall be made not later than 10:00 a.m. (California time) on the date specified for payment under this Agreement to Agent for the benefit of such Lender in lawful money of the United States and in immediately available funds. Any payment received by Agent on a day that is not a Business Day or after 11:00 a.m. (California time) on a Business Day, shall be deemed received on the next Business Day.

(2) If any payment on any Obligation is specified to be made upon a day that is not a Business Day, it shall be deemed to be specified to be made on the next succeeding day that is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

(b) No Deductions. Borrower shall pay principal, interest, fees, and all other amounts due on the Obligations without set-off or counterclaim or any other defense whatsoever.

(c) Inadequate Payments. If, on the date on which any amount (including any payment of principal, interest or other costs and expenses) shall be due and payable by Borrower to Agent or any Lender, the amount received by Agent from Borrower shall not be adequate to pay the entire amount then due and payable, then Agent, on behalf of Agent and Lenders, shall be authorized, but shall not be obligated, to make a Reference Rate Loan to Borrower in the amount of the deficiency.

(d) Charges. Agent is authorized to, and at its sole election may, charge to the Loans on behalf of Borrower and cause to be paid all fees, expenses, charges, costs (including interest and principal other than principal of the Loans), owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to pay promptly any such amounts as and when due, even if the amount of such charges would exceed Borrowing Availability at such time or would cause the balance of the Loans to exceed the Borrowing Base after giving effect to such charges. At Agent’s option and to the extent permitted by law, any charges so made shall constitute part of the Loans hereunder.

1.11 Withholding Taxes.

(a) Defined Terms. For purposes of this Section 1.11, the term Applicable Law includes FATCA.

(b) Payments Free of Taxes. Any and all payments made by or on account of any obligation of Borrower or any other Loan Party hereunder or under any note or other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by such Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower or the applicable Loan Party shall be increased as necessary so that after such deduction or

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withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made; provided, however, that Borrower shall not be required to increase any such amounts under this Section 1.11 if the increase in such amount payable results from Agent’s or such Lender’s own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction).

(c) Payment of Other Taxes by Borrower. Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by Borrower. Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.1 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this paragraph (e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 1.11, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 1.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

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(ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Borrower,

(A) any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or, if applicable, W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or, if applicable, W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the IRC, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the IRC, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the IRC, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the IRC (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or, if applicable, W-8BEN-E; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or, if applicable, W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

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(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 1.11 (including by the payment of additional amounts pursuant to this Section 1.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Survival. Each party’s obligations under this Section 1.11 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(j) Agent U.S. Tax Forms. If Agent is not also a Lender required to comply with Section 1.11(g)(ii), Agent shall deliver to Borrower on or prior to the date on which such Agent becomes Agent under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of IRS Form W-9 certifying that such Agent is exempt from U.S. federal backup withholding tax.

1.12 Application of Payments. Borrower irrevocably waives the right to direct the application of any and all payments received at any time by Agent from or on behalf of Borrower and specifically

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waives the provisions of California Civil Code sections 1479 and 2822 or similar provisions under any other Applicable Law giving Borrower the right to designate application of payments. Borrower irrevocably agrees that Agent, on behalf of Agent and Lenders, shall have the continuing exclusive right to determine the order and method of the application of payments against the then due and payable Obligations of Borrower in Agent’s sole discretion and to revise such application prospectively or retroactively in Agent’s sole discretion. As among Agent and Lenders, it is agreed that if at any time insufficient funds are received by and available to Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, towards the reimbursement or payment, as applicable, of all fees, costs, indemnities and expenses owing to Agent, including amounts owing to Agent under Sections 1.5, 11.3 and 11.4, (ii) second, on a pro rata basis, towards payment of interest, fees and indemnities then due hereunder, ratably among the Lenders entitled thereto in accordance with the amounts of interest, fees and indemnities then due to such parties, and (iii) third, towards payment of principal of the Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

1.13 Use of Proceeds. The proceeds of the Loans shall be used by Borrower to finance Eligible Notes Receivable.

1.14 All Obligations to Constitute One Obligation. Obligations related to the Revolving Credit Facility constitute one general obligation of Borrower and shall be secured by the Liens granted to Agent, for the benefit of Agent and Lenders, upon all of the Collateral, and by all other Liens previously, now or at any time in the future granted by Borrower to Agent, for the benefit of Agent and Lenders, to the extent provided in the Collateral Documents.

1.15 Authorization to Make Loans. Agent, on behalf of Lenders, is authorized to make the Loans based on telephonic or other oral or written instructions received from any Person that Agent believes in good faith to be an authorized representative of Borrower, or at the discretion of Agent from time to time and without prior notice to Borrower, if such Loans are necessary to satisfy any of the Obligations including any principal, interest, fees, costs and expenses and all other payments as and when due and payable under any Loan Documents. Borrower consents to the recordation of any telephonic or other communications between Agent and Borrower for the purpose of maintaining Agent’s business records of such transactions.

1.16 Authorization to Debit or Charge Accounts. Borrower hereby authorizes Agent to debit or charge any of Borrower’s bank accounts with Bank, from time to time and without prior notice to Borrower, to the extent necessary to pay for any principal, interest, fees, costs and expenses and all other payments as and when due and payable under any Loan Documents.

1.17 Increase of Commitments and Maximum Amount; Termination and Reduction of Commitments.

(a) Additional Commitments. Provided there exists no Default or Event of Default, Borrower may from time to time request: (i) any one or more existing Lenders to increase their respective Commitments, or (ii) request other financial institutions first approved by Agent, in its sole and absolute discretion, to agree to a Commitment (each such existing Lender who has agreed to increase its Commitment or such other financial institution who has agreed to provide a new Commitment, an “Acceding Lender”), so that the total Commitments and the Maximum Amount may be increased by up to no more than Two Hundred Twenty-Five Million Dollars ($225,000,000) in the aggregate (for a maximum of total Commitments of Three Hundred Million Dollars ($300,000,000)). Each such increase and new Commitment shall be subject to the prior satisfaction of the following conditions, as determined by Agent:

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(1) Borrower shall have requested the increased or new Commitment in writing to Agent not less than thirty (30) days prior to the effective date of the proposed new or increased Commitment;

(2) the applicable Acceding Lender shall have underwritten and approved by its credit committees the proposed new or increased Commitment;

(3) there shall exist no Default or Event of Default both at the time of the request for the increase or new Commitment and at the time at which the increase or new Commitment becomes effective;

(4) Agent and the Requisite Lenders shall have provided their prior written consent to such increase or new Commitment, which consent shall be a matter of their sole and absolute discretion;

(5) Borrower shall deliver to Agent all documents (including, without limitation, new Notes and Loan Document modifications as Agent may reasonably request), legal opinions, certificates and instruments as Agent may require in its sole and absolute discretion in connection with such increase in the Commitments or new Commitment and shall pay all fees owing hereunder or under the Fee Letter in connection with such increased or new Commitment;

(6) no event, circumstance or condition shall exist which reasonably could be expected to have a Material Adverse Effect;

(7) as of the date of such increase or new Commitment, the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to the Lenders and do not constitute a Default or Event of Default under this Agreement or any other Loan Document, and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date); and

(8) each Acceding Lender shall have delivered to Agent, an Accession Agreement in substantially the form of Exhibit H hereto (an “Accession Agreement”) with Borrower and Agent and assuming thereunder an increased Commitment or a new Commitment in an amount to be agreed upon by Borrower, such Acceding Lender and Agent, to make Loans pursuant to the terms hereof together with such other documents, instruments and agreements as Agent may require, including a completed and executed administrative details reply, administrative questionnaire or similar document in form satisfactory to Agent.

A new Acceding Lender shall become party to this Agreement by entering into an Accession Agreement. Upon the due execution and delivery of each Accession Agreement and satisfaction of the foregoing conditions, the Maximum Amount shall thereupon be increased by the amount of such Acceding Lender’s Commitment; provided, that Agent shall have given its prior written consent to such accession, as Agent. No Lender is obligated to increase its Commitment under any circumstances whatsoever, and no Lender’s Commitment may be increased except by its execution and delivery of an Accession Agreement. On the effective date specified in any duly executed and delivered Accession Agreement: (1) the Acceding Lender, to the extent not already a Lender, shall be a “Lender” hereunder and a party hereto, entitled to the rights and benefits, and subject to the duties, of a Lender under the Loan Documents, (2) Schedule C hereto shall be deemed to be amended to reflect (a) the name, address, Commitment, Pro Rata Share of such Acceding Lender, (b) the Maximum Amount as increased by such Acceding Lender’s Commitment,

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and (c) the changes to the other Lenders’ respective Pro Rata Shares and any changes to the other Lenders’ respective Commitments (in the event such Lender is also the Acceding Lender) resulting from such assumption and such increased Maximum Amount, and (3) Schedule D shall be deemed to be amended to reflect such Acceding Lender’s wire transfer instructions specified in its Accession Agreement. Each Lender’s Pro Rata Share shall be recalculated to reflect the new proportionate share of the revised total Commitments and increased Maximum Amount. Upon request of any Acceding Lender, Borrower shall issue a Revolving Loan Note to evidence the Principal Amount of such Lender’s Commitment. All new Loans occurring after an increase of the total Commitments and the Maximum Amount shall be funded in accordance with each Lender’s revised Pro Rata Share.

(b) Permanent Reduction and Termination of Commitments. Borrower may, upon written notice to Agent, terminate the Commitments in their entirety or permanently reduce, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Pro Rata Shares of the amount specified in such notice or, as the case may be, terminated; provided that (i) any such notice shall be received by Agent not later than 8:00 a.m., five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in a minimum amount of $1,000,000 or an integral multiple thereof, and (iii) Borrower shall not terminate or reduce the Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate outstanding Obligations in respect of the Loans would exceed the lesser of (1) the Borrowing Base and (2) the aggregate Commitments of all Lenders. Promptly after receiving any notice of Borrower delivered pursuant to this Section 1.17(b), Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, Borrower shall pay to Agent, for the respective accounts of the Lenders, the full amount of any Unused Line Fee then accrued on the amount of the reduction. No reduction or termination of Commitments may be reinstated.

1.18 Bank Products. Borrower may request Bank Products from any Person to the extent permitted hereunder, including Bank Products from a Bank Product Provider. Each Bank Product Provider shall give prompt written notice to Agent of the Bank Products provided by it to Borrower. If Bank Products are provided by an Affiliate of a Lender, Borrower agrees to indemnify and hold Agent and the Lenders harmless from any and all costs and obligations now or hereafter incurred by Agent or any of the Lenders which arise from any indemnity given to any such Affiliate related to such Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Borrower acknowledges and agrees that the obtaining of Bank Products from a Bank Product Provider or its Affiliates (a) is in the sole and absolute discretion of such Bank Product Provider or such Affiliates, and (b) is subject to all rules and regulations of such Bank Product Provider and such Affiliates.

2.	CONDITIONS PRECEDENT

2.1 Conditions Precedent to Closing. Neither Agent nor any Lender shall be obligated to make the initial Loans, or to take, fulfill, or perform any other action under this Agreement, until the following conditions have been satisfied to Agent’s complete satisfaction or waived in writing by Agent and the Lenders:

(a) Agent shall have received each of the documents, agreements, instruments, reports, certificates and statements set forth on the Schedule of Documents, each duly executed by the appropriate parties and in form and substance satisfactory to Agent;

(b) payment by Borrower of Agent’s Fees and all other fees, costs, and expenses of closing (including reasonable fees of counsel to Agent invoiced as of the Closing Date);

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(c) no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental Authority or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or that is related to or arises out of, this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby and that, in Agent’s sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any other Loan Document;

(d) Agent and each Lender shall have completed their business and legal due diligence, including a Collateral audit and field examination, with results satisfactory to Agent;

(e) all of the representations and warranties of Borrower under this Agreement and the other Loan Documents shall be true and correct in all material respects at such date, except to the extent any such representations and warranties relate to an earlier date in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date (provided that the foregoing materiality qualifications shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof), and Agent shall have received a certificate, dated as of the Closing Date, to that effect signed by an Authorized Signatory;

(f) Agent shall determine that no Material Adverse Effect shall have occurred since the most recent audited Financial Statements delivered to Agent prior to the Closing Date;

(g) Agent shall have received opinions of counsel addressed to Agent and the Lenders of (i) Winston & Strawn LLP, special counsel to Borrower and (ii) Sutherland Asbill & Brennan LLP, special Maryland counsel to Borrower, each in form and substance satisfactory to Agent;

(h) Agent and the Requisite Lenders shall have received and approved Borrower’s Credit Policy, which shall be consistent with those previously represented to Agent;

(i) Agent shall have received evidence satisfactory to Agent either that any Person having a Lien (except for Permitted Liens) with respect to the assets of Borrower shall have released such Lien or that such Lien shall be automatically terminated upon the funding of the Loans to be made on the Closing Date; and

(j) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

If any other term of any Loan Document should conflict, or appear to conflict, with this Section 2.1, the terms of this Section 2.1 shall control, and Borrower shall not have any rights under this Agreement or any other Loan Document until each of the conditions of this Section 2.1 has been complied with to Agent’s satisfaction or specifically waived in a writing by Agent.

2.2 Further Conditions to the Loans. It shall be a further condition to the funding of any Loan, including the initial Loans, that the following statements be true on the date of each such funding, advance or incurrence, as the case may be:

(a) all of the representations and warranties of Borrower under this Agreement and the other Loan Documents shall be true and correct in all material respects at such date, except to the extent any such representations and warranties relate to an earlier date in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date (provided that the foregoing materiality qualifications shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof), both before and after giving effect to the funding of such Loan, and Agent shall have received, if it so elects, a certification to that effect signed by an Authorized Signatory;

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(b) Borrower shall be in compliance with the Asset Coverage Ratio requirements as set forth in Section 3.24(e) immediately prior to the making of such Loan and immediately after giving effect thereto and shall have provided a certificate of Borrower’s Chief Financial Officer to that effect;

(c) not less than two (2) Business Days prior to the proposed Drawdown Date for such Loan, (i) Borrower shall have delivered to Agent: (A) an updated Borrowing Base Certificate, including an aged list of Eligible Notes Receivable, a detailed calculation of the Borrowing Base, and such supporting detail and documentation as Agent may request; (B) a summary of the filing information (to the extent available) of all UCC financing statements indicating Borrower’s security interest in any collateral obtained in connection with any Pledged Loan Paper; (C) a completed checklist for each Note Receivable included or to be included in the Borrowing Base; and (D) all other Required Asset Documents, (ii) Borrower shall have taken the actions with respect to all agreements, instruments and documents relating to assets included in the Borrowing Base as may be required hereunder or under the Possessory Collateral Agreement and the other Loan Documents, including delivery to Agent or the Pledgeholder of (x) original copies of all Pledged Loan Paper and (y) all originals of each Instrument issued to Borrower in connection with each Pledged Note Receivable (endorsed in blank pursuant to an allonge in form satisfactory to Agent which shall provide “Pay to the Order of MUFG Union Bank, N.A., as Agent, without recourse.”) and (iii) Agent’s counsel shall have received and reviewed all standard documentation evidencing, governing, securing and guaranteeing Pledged Notes Receivable, and been satisfied such documentation provides Borrower and Agent with appropriate rights and remedies to enforce any necessary collection actions with respect to such Pledged Notes Receivable;

(d) Borrower shall have deposited, or caused to be deposited, in the Collection Account all Collections and Recoveries received with respect to each Pledged Note Receivable and all Proceeds received with respect to all Account Debtor Collateral securing any Pledged Note Receivable, in each case from and after the date such Pledged Note Receivable was first included in the Borrowing Base;

(e) Agent shall determine that, after giving effect to the requested Loan, an Overadvance shall not exist; and

(f) no event shall have occurred and be continuing, or would result from the funding, advance or incurrence of any Loan, which constitutes or would constitute a Default or an Event of Default.

The request and acceptance by Borrower of the proceeds of the Loans shall be deemed to constitute, as of the date of such Loan, (1) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (2) a confirmation by Borrower of the granting and continuance of Agent’s Liens pursuant to the Collateral Documents.

3.	REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

Borrower represents, warrants and agrees that from and after the Closing Date and until the Termination Date:

3.1 Corporate Existence; Compliance with Law. Borrower, and each of its Subsidiaries: (a) is and will continue to be (1) a corporation, partnership, limited liability company, or other legal entity as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction

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of its organization or formation, (2) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification and in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect, (3) in compliance with its articles of incorporation, certificate of formation or organization, partnership agreement, by-laws or operating agreement, as applicable, and all other organizational documents, and (4) in compliance with all Applicable Laws (including ERISA, Environmental Laws, and the Investment Company Act) and all Material Contracts except where a failure to be in compliance with such Applicable Laws or Material Contracts could not reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have and maintain (1) the requisite corporate, limited liability company or partnership power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, previously or proposed to be conducted, and (2) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over Borrower or such Subsidiary which are necessary or appropriate for the conduct of its business except where a failure to have and maintain such licenses, permits, franchises, rights, powers, consents and approvals could not reasonably be expected to have a Material Adverse Effect. Borrower, and each of its Subsidiaries, has made and will continue to make all filings with any Governmental Authority that are necessary or appropriate for the conduct of its business and has given and will continue to give all notices to the extent required for the ownership and operation of its property and the conduct of its business except where the failure to make or continue to make such filings or give such notices could not reasonably be expected to have a Material Adverse Effect.

3.2 Executive Offices; Corporate or Other Names; Conduct of Business. Borrower’s, and each of its Subsidiaries’, name as it appears in official filings in the state of its incorporation, formation, or other organization, the type of entity of such Person (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Person state of incorporation, formation or organization or a statement that no such number has been issued, the locations of such Person’s state of incorporation or organization, chief executive office, principal place of business, corporate offices, warehouses, other locations of Collateral and locations where all of such Person’s records with respect to Collateral are kept are as set forth in Schedule 3.2 provided, however, that Borrower may amend Schedule 3.2 by providing Agent with the notice required by, and satisfying the other conditions set forth in, Section 4.2(a). As of the Closing Date, except as set forth in Schedule 3.2, Borrower has not been known as or conducted business in any other name. Borrower shall have only one state of organization. Borrower shall at all times maintain records pertaining to the Collateral that contain information as may be reasonably requested by Agent. Borrower also shall keep a reporting system that shows all additions, fees, payments, claims, and write-downs with respect to the Notes Receivable.

3.3 Corporate Power; Authorization; Enforceable Obligations.

(a) The execution, delivery and performance by Borrower of the Loan Documents, and the creation of all Liens provided for in this Agreement and the other Loan Documents: (i) are and will continue to be within Borrower’s power; (ii) have been and will continue to be duly authorized by all necessary or proper action of Borrower; (iii) are not and will not be in contravention of any provision of Borrower’s articles or certificate of incorporation, charter, by-laws, operating agreement or other organizational documents; (iv) do not and will not violate any Applicable Law (including the Investment Company Act), or any order or decree of any court or Governmental Authority; (v) do not and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any Loan Paper or Note Receivable or any other indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their respective property is bound; (vi) do not and will

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not result in the creation or imposition of any Lien (other than Liens arising under this Agreement or the other Loan Documents in favor of Agent) upon any of the Collateral; and (vii) do not and will not require the consent or approval of any Governmental Authority or any other Person, except those specifically referred to in the Schedule of Documents (all of which will have been duly obtained, made or complied with on or before the Closing Date). Each Loan Document has been duly executed and delivered for the benefit of or on behalf of Borrower, and each such Loan Document shall then be and will continue to be a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject, as to enforceability, to Debtor Relief Laws and other laws affecting creditors’ rights generally, and to general principles of equity.

(b) With respect to Agent’s Liens for the benefit of Agent and Lenders in the Collateral: (i) Borrower has rights in and the power to transfer each such item of the Collateral, free and clear of any and all other Liens, other than Permitted Liens; and (ii) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral (other than Permitted Liens) is or will be on file or of record in any public office, except those filed by Borrower in favor of Agent, for the benefit of Agent and Lenders, pursuant to the terms of this Agreement and the other Loan Documents.

3.4 Financial Statements; Books and Records. Borrower has delivered as of the Closing Date the Financial Statements for the most recently ended Fiscal Year and Fiscal Quarter, which Financial Statements are correct and complete and fairly and accurately present the financial condition of Borrower as at the date of each Financial Statements and the results of its operations and changes in financial position for the fiscal periods then ended, all in accordance with GAAP. Borrower shall maintain, and cause each of its consolidated Subsidiaries to maintain, books and records pertaining to its business operations in such detail, form and scope as is consistent with good business practice in accordance with GAAP (except in the case of unaudited financial statements, for the absence of footnotes and being subject to normal year-end adjustments).

3.5 Material Adverse Change. Since the date of Borrower’s most recently audited Financial Statements delivered to Agent, no event has occurred that could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.6 Ownership of Property; Liens. Borrower holds and will continue to hold good and marketable title to all of its properties and assets, and have rights in and the power to transfer each item of Collateral upon which it purports to grant a Lien under this Agreement or any other Loan Document, and none of the properties and assets of Borrower are or will be subject to any Liens, except Permitted Liens. Borrower is and will at all times be the sole owner of each Pledged Note Receivable and its related Loan Paper free and clear of any and all other Liens, other than Permitted Liens, and Agent will hold a first-priority Lien in each item of Collateral. Set forth on Schedule 3.6 is a listing, as of the Closing Date, of all of Borrower’s Deposit Accounts and securities accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or securities accounts maintained with such Person. Borrower shall provide Agent with prompt written notice each time it establishes or acquires any deposit account, securities account, investment account, commodities account or similar account that is not listed on Schedule 3.6 at or with any bank or financial institution other than Agent.

3.7 Employment Agreements. Schedule 3.7 identifies each management agreement with an executive officer, or any other material employment agreement to which Borrower is a party that is in effect as of the Closing Date, and a copy of each such agreement has been made available to Agent. Promptly upon the execution of any such agreement or incurrence of such obligation after the Closing Date and until the Termination Date, Borrower shall provide to Agent prompt written notice of such event and a copy of such agreement.

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3.8 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. A complete list of each Borrower’s Subsidiaries as of the Closing Date is set forth in Schedule 3.8, including the correct legal name of each Subsidiary, its jurisdiction of organization of formation, the Persons holding Stock in such Subsidiary and their percentage equity or voting interest in such Subsidiary. Schedule 3.8 sets forth, as of the Closing Date, all outstanding Stock, and the holders (including group or affiliated holders known to Borrower) of 10% or more of the Stock of Borrower. After the Closing Date, Borrower will give Agent prompt notice of (a) each issuance of Stock or change in ownership of Borrower’s Stock representing a sale or issuance of 10% or more of the ownership of Borrower’s Stock, (b) the formation or acquisition of any Subsidiary and (c) each Change of Control.

3.9 Government Regulation. Borrower is not (a) in violation of any Applicable Law, which violation has or could reasonably be expected to have a Material Adverse Effect, or (b) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority, in each case which has or could reasonably be expected to have a Material Adverse Effect. The making of the Loans by any Lender to Borrower, the application of the proceeds thereof and repayment thereof, will not violate any provision of any Applicable Law or any rule, regulation, or order issued by the Securities and Exchange Commission.

3.10 Margin Regulations. Borrower is not engaged principally, or as one of its important activities, in the business of purchasing or carrying margin stock or extending credit for the purpose, whether immediate, incidental, or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U (as enacted by the Board of Governors of the Federal Reserve System, as amended). Following the application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Borrower only or of Borrower and its Subsidiaries) will be margin stock. None of the proceeds of the Loans will be used directly or indirectly for (a) purchasing or carrying any margin stock, (b) reducing or retiring any indebtedness that was originally incurred to purchase or carry any margin stock, or (c) any purpose that might cause any of the Loans or this Agreement to be considered a “purpose credit” within the meaning of Regulations T, U or X (as enacted by the Board of Governors of the Federal Reserve System, as amended).

3.11 Taxes.

(a) All tax returns, reports and statements required by any Governmental Authority to be filed by or on behalf of Borrower have, as of the Closing Date, been filed and will, until all Obligations have been paid or performed in full, be filed with the appropriate Governmental Authority, and all Taxes and other impositions shown thereon have been and will be paid when due, except (i) to the extent that any such Taxes are being contested in accordance with clause (b) below, or (ii) other than with respect to federal Taxes, where the failure to file or pay could not reasonably be expected to have a Material Adverse Effect. Proper and accurate amounts have been and will be withheld by Borrower from its employees, if any, for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of all Applicable Law, and such withholdings have and will be timely paid to the respective Governmental Authorities, except to the extent that any such Taxes are being contested in accordance with clause (b) below. Except as set forth in Schedule 3.11, Borrower: (1) has not executed or filed prior to the Closing Date any requests for extension with respect to any Taxes currently due and payable, and will not execute or file after the Closing Date, with any Governmental Authority, any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Taxes except to the extent that Borrower shall promptly thereafter provide Agent with copies of any such request for extension; (2) has not agreed or been requested to make any

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adjustment in accounting method; (3) is not a party to any tax sharing agreement; or (4) is not currently being audited by any Governmental Authority (except with respect to Taxes being contested in accordance with clause (b) below). As of the Closing Date, there are no assessments or threatened assessments outstanding against Borrower, and thereafter, there shall be no assessments or threatened assessments outstanding against Borrower, except to the extent with respect to Taxes that are being contested in accordance with clause (b) below.

(b) Borrower may contest, by proper legal actions or proceedings, the validity or amount of any Taxes; provided, that at the time of commencement of any such action or proceeding: (1) adequate reserves with respect thereto are established on the books of Borrower in accordance with GAAP; (2) such contest operates to suspend collection of the contested Taxes and is maintained and prosecuted continuously with diligence; (3) none of the Collateral would be subject to forfeiture or loss of Lien thereby; (4) Borrower shall promptly pay or discharge any contested Taxes and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely; and (5) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could reasonably be expected to have a Material Adverse Effect.

3.12 ERISA.

(a) Schedule 3.12 lists all of Borrower’s and each of its ERISA Affiliates’ Plans. Borrower is and will remain and will cause each of its ERISA Affiliates to remain in material compliance with (i) ERISA and (ii) all requirements of each Plan, and each Plan complies with and is operated, and will continue to be operated, in compliance with ERISA and all other Applicable Law in all material respects. All required contributions have been and will continue to be made in accordance with the provisions of Borrower’s and its ERISA Affiliates’ Plans, Borrower has not engaged and will not engage, nor will it permit any of its ERISA Affiliates to engage, in a “prohibited transaction”, as defined in Section 4975 of the IRC or Section 406 of ERISA except where such failure could not reasonably be expected to have a Material Adverse Effect.

(b) Borrower shall notify Agent immediately in writing upon the occurrence of any Reportable Event or a prohibited transaction with respect to any Plan of Borrower or any of its ERISA Affiliates, or the institution or threatened institution by the PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan, or the commencement or threatened commencement of any litigation against any Plan, its fiduciaries or its assets, or against Borrower or any ERISA Affiliate in connection with any Plan, except where such event, transaction, proceedings or litigation could not reasonably be expected to have a Material Adverse Effect.

3.13 Litigation. Except as disclosed in Schedule 3.13 no Claim is pending or threatened against Borrower or any of its Subsidiaries that (a) challenges any such Person’s right or ability, to enter into or perform any of its Obligations under the Loan Documents, the validity or enforceability of any Loan Document or any action taken thereunder, or (b) whether or not determined adversely, could reasonably be expected to have a Material Adverse Effect. Borrower shall notify Agent in writing promptly upon learning of the existence or commencement of any Claim commenced or, to the knowledge of Borrower, threatened against it or any of its Subsidiaries that: (1) could reasonably be expected to have a Material Adverse Effect whether or not determined adversely; or (2) regardless of amount (i) includes any demand for injunctive relief, or (ii) alleges criminal misconduct by Borrower or its Subsidiary.

3.14 Intellectual Property. As of the Closing Date, Borrower owns or has the right to use and will own or have the right to use all Intellectual Property necessary to continue to conduct its business as

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now or heretofore conducted by it or proposed to be conducted by it, and each such item (that is registered or for which an application for registration has been filed) of Intellectual Property is listed, together with application or registration numbers, where applicable, in Schedule 3.14. Borrower is not aware of any infringement or claim of infringement by others of any of its Intellectual Property that could reasonably be expected to have a Material Adverse Effect. Borrower will give Agent prompt written notice of any change in the status of any of its Intellectual Property that could reasonably be expected to have a Material Adverse Effect. Borrower conducts and will continue to conduct its affairs and business without infringing upon any Intellectual Property of any other Person in a manner that could reasonably be expected to have a Material Adverse Effect. Borrower shall notify Agent in writing immediately if it (a) knows or discovers that its Intellectual Property is or may become infringed upon, misappropriated, abandoned or diluted by a third party in a manner that could reasonably be expected to have a Material Adverse Effect, or (b) becomes aware of any other adverse determination or development that could reasonably be expected to have a Material Adverse Effect.

3.15 Full Disclosure. No information contained in the Loan Documents, the Financial Statements or any written statement furnished by or on behalf of Borrower under this Agreement, or to induce Agent or any Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.16 Hazardous Materials. As of the Closing Date, to the knowledge of Borrower, Schedule 3.16 discloses any Environmental Liabilities and Costs that, in each case, could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, Borrower has not caused any Release of Hazardous Materials on, under or in any Subject Property that could reasonably be expected to have a Material Adverse Effect. Borrower shall: (a) comply in all material respects with all applicable Environmental Laws and Environmental Permits; and (b) promptly notify Agent in writing of any Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect.

3.17 Insurance. Borrower shall maintain insurance with financially sound and reputable insurance companies or associations against such risks and in such amounts as are reasonably acceptable to Agent and as are customarily maintained by Persons engaged in similar businesses, or as may be required by Applicable Law. Borrower shall deliver to Agent endorsements to all of the following: (a) “All Risk” and business interruption insurance policies of Borrower naming Agent, for the benefit of Agent and Lenders, as a loss payee, as its interests may appear, and (b) general liability and other liability policies of Borrower naming Agent, for the benefit of Agent and Lenders, as an additional insured. All policies of insurance on personal property will include an endorsement, in form and substance acceptable to Agent, showing loss payable to Agent as its interests may appear, for the benefit of Agent and Lenders (Form 438 BFU or other form acceptable to Agent) and such other endorsements as Agent shall reasonably request. Such endorsement, or an independent instrument furnished to Agent, will provide that the insurer will give at least 30 days’ prior written notice to Agent before any such policy or policies of insurance shall be altered or canceled (or, if such cancellation relates to a liability insurance policy and is due to non-payment of premium, at least 20 days’ (or such greater time as Agent may agree in writing) notice) and that no act or default of Borrower or any other Person shall affect the right of Agent, on behalf of Agent and Lenders, to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all present and future insurers under its “All Risk” policies of insurance to pay all proceeds payable thereunder directly to Agent, for the benefit of Agent and Lenders. Agent reserves the right at any time, upon review of Borrower’s risk profile, to require additional forms and limits of insurance to adequately protect Agent’s interests in accordance with Agent’s normal practices for similarly situated borrowers.

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3.18 Eligible Notes Receivable. With respect to each Note Receivable identified as an Eligible Note Receivable or otherwise included in the calculation of the Borrowing Base on the most recent Borrowing Base Certificate:

(a) such Note Receivable arises under Eligible Loan Paper;

(b) such Note Receivable arose in the ordinary course of Borrower’s business from the lending of money to the related Account Debtor and is evidenced by a promissory note that has been duly authorized by the related Account Debtor and that, together with the related Loan Paper, is in full force and effect;

(c) such Note Receivable and the related Loan Paper: (i) are bona fide existing, full recourse payment obligations of the related Account Debtor created and entered into by Borrower in the ordinary course of its business; (ii) constitute the legal, valid and binding obligation of the Account Debtor on such Note Receivable to pay the stated amount of the Note Receivable and interest thereon; and (iii) are enforceable against such Account Debtor, without any known defenses, setoffs, claims, counterclaims, rights or rescission, rights of cancellation (whether actual or alleged), in accordance with their respective terms;

(d)(i) there are no facts, events or occurrences that in any way impair the validity, collectability or enforceability of such Note Receivable or tend to reduce the amount payable thereunder as reflected on the invoices, statements schedules delivered to Agent with respect thereto, or that might result in any material adverse change in the financial condition of the related Account Debtor or the collectability thereof; (ii) the outstanding amount of such Note Receivable and all information delivered to Agent or the Pledgeholder with respect to such Note Receivable (including the amounts and dates of payments on such Note Receivable shown on the Books and Records of Borrower) are true, correct and complete; and (iii) the principal amount of such Note Receivable as represented to Agent is actually and absolutely owing to Borrower and is not in any way contingent;

(e) such Note Receivable was originated and documented in accordance with the terms of the Credit Policy, and the Account Debtor on such Note Receivable has executed all appropriate documentation required by Borrower, as required by, and in accordance with, the Credit Policy;

(f) such Note Receivable, together with the related Loan Paper, was originated in accordance with, and does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, credit disclosure, predatory lending, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

(g) such Note Receivable, together with the Loan Paper related thereto, is a “general intangible,” an “instrument,” a “payment intangible,” or an “account,” within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;

(h) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the extension of credit in connection with such Note Receivable have been duly obtained, effected or given and are in full force and effect;

(i) such Note Receivable bears some current cash interest, which is due and payable monthly;

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(j) Borrower is free to assign and pledge such Note Receivable, together with the related Loan Paper and all rights relating thereto, without the giving of notice or the obtaining of consent of any Person, including the applicable Account Debtor or any agent with respect to such Note Receivable (except for such consents which have been obtained prior to inclusion of such Note Receivable in the Borrowing Base);

(k) such Note Receivable is not evidenced by a judgment or Chattel Paper;

(l) such Note Receivable is not secured by any real property;

(m) if an Instrument has been issued in connection therewith, there is only one original of such Instrument representing all or any portion of such Note Receivable, and the original of such Instrument has been delivered to Agent or the Pledgeholder, duly endorsed as Collateral;

(n) such Note Receivable and Borrower’s interest in all related Account Debtor Collateral are free of any Liens, except for Permitted Liens, and all filings and other actions required to perfect the security interest of Agent, on behalf of the Lenders, in such Note Receivable and the related Loan Paper have been made or taken;

(o) the Account Debtor on such Note Receivable has waived, in writing, all rights of set-off and/or counterclaim against Borrower and its successors and assigns;

(p) the Account Debtor on such Note Receivable is not a Person who would cause such Note Receivable to not be an Eligible Note Receivable;

(q) the Loan Paper and other documents, instruments and agreements relating to such Note Receivable do not, by their terms, permit the payment obligation of the Account Debtor thereunder to be converted into or exchanged for Stock of such Account Debtor;

(r) no payments with respect to such Note Receivable have been or shall be made thereon except payments in accordance with the provisions of Section 3.23;

(s) except as permitted in Section 4.3, Borrower has not agreed with the related Account Debtor to: (i) any amendment thereof or waiver of or forbearance with respect to any of the covenants or requirements set forth in the Loan Paper relating thereto; (ii) any deduction therefrom, (iii) any extension of the time for payment thereof, (iv) any compromise or settlement for less than the full amount thereof, or (v) any release, in whole or in part, of any Person liable therefore; and

(t) such Note Receivable is not excluded as ineligible by virtue of not satisfying one or more criteria set forth in the definition of Eligible Note Receivable.

3.19 Guaranteed Indebtedness. Borrower has no Guaranteed Indebtedness (other than customary obligations to repurchase ineligible Notes Receivable from Special Purpose Subsidiaries on terms substantially similar to those set forth in Section 3.05 of the Wells Fargo Sale and Servicing Agreement as in effect on the Original Closing Date).

3.20 Payment of Obligations. Borrower will: (a) pay and discharge or cause to be paid and discharged all Obligations in a timely manner; and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (i) pay and discharge, or cause to be paid and discharged, its Indebtedness in the ordinary course of business prior to an Event of Default, subject to the terms of any Subordination Agreement in effect from time to time, (ii) except to the extent they are the subject of a Permitted Protest, pay and discharge, or cause to be paid and discharged promptly, all Charges, and (iii) pay all lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

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3.21 Conduct of Business. As of the Closing Date, Borrower and each of its Subsidiaries are engaged only in the businesses described in Item 1 of the Reference 10-K. Borrower shall: (a) conduct its business substantially as conducted on the Closing Date and consistent with the Reference 10-K; (b) at all times maintain, preserve and protect all of the Collateral and Borrower’s other property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (c) at its sole cost and expense and in its own name, in accordance with industry standards and Applicable Laws, promptly and diligently collect and enforce payment of all Loan Paper and Notes Receivable in a commercially reasonable manner, and defend and hold Agent and the Lenders harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement. Borrower keeps complete, correct and accurate records of all Notes Receivable owned or serviced by Borrower and all payments thereon.

3.22 Further Assurances; Other Matters.

(a) At any time and from time to time, upon the written request of Agent and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably request to obtain the full benefits of this Agreement and to protect, preserve and maintain Agent’s rights in the Collateral and under this Agreement, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or other agreement held by Borrower and to enforce the Liens granted hereunder; and (ii) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions. Upon Agent’s request, within forty-five (45) days following the end of each Fiscal Quarter of Borrower (or as often as Agent may require upon the occurrence and continuation of a Default or Event of Default), Borrower will supplement each Schedule to this Agreement with respect to any matter hereafter arising that, if existing or occurring as of the Closing Date, would have been required to be set forth or described in such Schedule; provided, that such supplement shall not be deemed to be an amendment thereof unless expressly consented to in writing by Agent.

(b) If not waived by Agent in writing (which waiver may be revoked), Borrower shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities included in the Collateral to or for Borrower.

(c) If Borrower is or becomes the beneficiary of a letter of credit relating to any Pledged Loan Paper or Pledged Note Receivable, Borrower shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to Agent and directing all payments thereunder to the ACH Account, the Lockbox or the Custodial Account.

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(d) Borrower shall take all steps necessary to grant Agent control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

3.23 Collections and Proceeds of Collateral.

(a) Borrower shall open and shall at all times maintain the ACH Account and the Collection Account. All cash, checks, drafts or other items of payment relating to or constituting payments made in respect of any or all of the Collateral, all Collections, and all other Proceeds of the Collateral, shall be deposited directly into the ACH Account or the Collection Account. Borrower shall maintain in effect at all times instructions to all Account Debtors on Pledged Notes Receivable to: (i) make payment of any obligations owing to Borrower directly, by ACH transfer or wire transfer, to the ACH Account, and (ii) to mail or deliver all checks or other forms of payment for amounts owing to Borrower to a post office box designated by Agent (the “Lockbox”), over which Agent shall have exclusive and unrestricted access. Agent shall collect the mail delivered to the Lockbox, open such mail, and endorse and credit all items to the Collection Account, and Borrower shall cause all funds flowing through the Lockbox or the ACH Account to automatically be transferred into the Collection Account, over which Agent shall have exclusive and unrestricted access. Without limiting the generality of the foregoing, Borrower shall cause the entire balance in the ACH Account to be swept on at least a daily basis to the Collection Account. Agent shall have all right, title and interest in all of the items from time to time flowing through the Lockbox and/or held in the Collection Account and their proceeds. Neither Borrower nor any Person claiming through Borrower shall have any right or control over the use of, or any right to withdraw any amount from, the Lockbox and/or the Collection Account, each of which shall be under the sole control of Agent. Borrower shall hold in trust for Agent all Collections that it receives despite the directions to make payments to the Lockbox or the Collection Account, and immediately deliver such payments to Agent in their original form as received from the customer, with proper endorsements for deposit into the Collection Account. If Borrower or any of its Subsidiaries receives any payments on account of Pledged Notes Receivable, Pledged Loan Paper, Collections or any other Collateral, then Borrower shall hold or cause its Subsidiaries to hold such payments in trust for Agent and shall deposit or cause its Subsidiaries to deposit all such payments, to the extent of Borrower’s rights therein, into the Collection Account.

(b) Borrower shall open and maintain a Deposit Account at Bank identified in writing to Bank as Borrower’s “operating account” (the “Operating Account”), and, so long as no Default or Event of Default has occurred which is continuing, any amounts in the Collection Account shall be transferred daily by Agent to the Operating Account. During the continuance of an Event of Default, Agent may apply all or any part of the amounts in the Collection Account to the Obligations as provided in Section 7.4.

(c) Borrower shall keep the Collateral, all Collections and all other Proceeds of the Collateral segregated and separate from its other assets and property, and Borrower shall not at any time comingle Collections on or Proceeds of Pledged Notes Receivable with Proceeds of Notes Receivable or Accounts that are not Proceeds of Pledged Notes Receivable. Borrower shall at all times maintain in effect instructions to all Account Debtors on Notes Receivable that are not Pledged Notes Receivable to make payments to accounts other than the ACH Account and the Collection Account and to a physical address that is not associated with the Lock Box.

(d) Borrower shall deposit into a Deposit Account that is subject to a perfected first-priority Agent’s Lien all amounts advanced by Borrower into escrow and all amounts delivered to Borrower to be held in escrow, including, without limitation, construction funds, insurance premiums and proceeds, taxes, and other funds delivered to Borrower to be held on behalf of any Account Debtor under any Pledged Note Receivable.

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3.24 Financial and Portfolio Covenants.

(a) Borrower and its Subsidiaries, on a consolidated basis, shall maintain, as measured on the last day of each Fiscal Quarter of Borrower, the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

(1) Minimum Adjusted Quick Ratio. A quick ratio of unrestricted cash, marketable securities, and Notes Receivable (excluding those owing from Affiliates) minus bad debt reserve, to current liabilities that is not less than 0.10 to 1.00.

(2) Minimum Tangible Net Worth. A Tangible Net Worth in an amount, when added to outstanding Subordinated Indebtedness, that is in excess of the sum of (A) Five Hundred Fifty Million Dollars ($550,000,000), plus (B) ninety percent (90%) of the cumulative amount of net cash proceeds received by Borrower from the sale and issuance of common stock by Borrower from and after June 30, 2014.

(3) Leverage. Such leverage and debt-to-equity ratios as are required under all Applicable Laws, including the Investment Company Act.

(b) Maximum Delinquent Notes Receivable Percentage. Borrower shall not, and will not permit any of its Subsidiaries to, cause or allow the aggregate unpaid principal balance of all loans that are owned by Borrower or its Subsidiaries, or that are serviced by Borrower for any of its Subsidiaries or Affiliates, with respect to which any payment thereunder remains outstanding and unpaid, in whole or in part, for more than thirty (30) days past the date it became due and payable, to be in excess of ten percent (10%) of the aggregate unpaid principal balance of all such loans owned by Borrower or its Subsidiaries or that are serviced by Borrower as of such day.

(c) Liquidity Ratio. Borrower shall maintain at all times a Liquidity Ratio of not less than 1.00 to 1.00.

(d) Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.50 to 1.00 as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2014.

(e) Asset Coverage Ratio. Borrower shall maintain at all times an Asset Coverage Ratio of not less than 2.00 to 1.00.

(f) Minimum Aggregate Portfolio. Borrower shall maintain at all times a minimum aggregate portfolio of Notes Receivable of not less than One Hundred Million Dollars ($100,000,000).

3.25 [Reserved].

3.26 OFAC. Neither Borrower nor any of its Subsidiaries (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

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3.27 Patriot Act. Borrower is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001) and the USA PATRIOT Improvement and Reauthorization Act of 2005 (Pub. L. 109-177) (the “Patriot Act”). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

3.28 Solvency. Borrower, and each of its Subsidiaries, is Solvent and neither Borrower nor any of its Subsidiaries is the subject of a case or proceeding under any Debtor Relief Law.

3.29 Material Contracts. As of the Closing Date, Schedule 3.29 is a true, correct, and complete listing of all Material Contracts of Borrower other than Loan Paper. After the Closing Date, Borrower will promptly provide Agent with a true, complete and correct copy of each Material Contract executed by Borrower (other than Loan Paper, except to the extent required hereunder).

3.30 Investment Company; RIC Status. Borrower is a non-diversified closed-end management investment company within the meaning of the Investment Company Act. Borrower has validly elected to be treated as a “business development company” pursuant to Section 54 of the Investment Company Act and has not revoked such election. Borrower qualifies as a RIC. Borrower is in compliance with the requirements of the Investment Company Act as they relate to business development companies. At all times, Borrower shall maintain its status and qualification as a “business development company” under the Investment Company Act, and as a RIC under the IRC. Neither Borrower nor any Subsidiary is, except with respect to Borrower as a business development company under the Investment Company Act, subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

3.31 Not Plan Assets. The assets of Borrower do not and will not constitute “plan assets,” within the meaning of ERISA, the IRC and the respective regulations promulgated thereunder. Assuming no Lender will use “plan assets” within the meaning of ERISA, the IRC and the respective regulations promulgated thereunder to make Loans to Borrower, the execution, delivery and performance of this Agreement, and the borrowing and repayment of amounts hereunder, do not and will not constitute non-exempt “prohibited transactions” under ERISA or the IRC.

3.32 Servicing of Pledged Notes Receivable and Pledged Loan Paper.

(a) Generally. Borrower shall conduct the servicing, administration and collection of the Pledged Loan Paper and Pledged Notes Receivable and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Pledged Loan Paper and Pledged Notes Receivable from time to time. Borrower will service, administer and make collections on the Pledged Loan Paper and Pledged Notes Receivable with reasonable care, using that degree of skill and attention that Borrower exercises with respect to all comparable loans that it services for itself or others and in accordance with the Accepted Servicing Practices. Without limiting the generality of the foregoing, Borrower shall:

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(1) prepare and submit of claims to, and post-billing liaison with, Account Debtors;

(2) maintain all necessary Books and Records with respect to the Pledged Loan Paper and providing such reports to Agent and the Lenders in respect of the servicing of the Pledged Loan Paper and Pledged Notes Receivable (including information relating to its performance under this Agreement) as may be required hereunder or as Agent may reasonably request;

(3) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate servicing records evidencing the Pledged Loan Paper in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Pledged Loan Paper (including, without limitation, records adequate to permit the identification of any new Pledged Loan Paper and all Collections of and adjustments to any existing Pledged Loan Paper);

(4) promptly deliver to Agent and the Pledgeholder, from time to time, such information and servicing records (including information relating to its performance under this Agreement) as Agent or the Pledgeholder may from time to time reasonably request;

(5) identify all new Pledged Loan Paper and Pledged Notes Receivable clearly and unambiguously in its servicing records to reflect that such Pledged Loan Paper and Pledged Notes Receivable are owned solely by Borrower and pledged to Agent, for the benefit of the Lenders;

(6) comply in all material respects with the Credit Policy in regard to all Pledged Loan Paper and Pledged Notes Receivable;

(7) comply in all material respects with all Applicable Laws with respect to it, its business and properties and all Pledged Loan Paper, Pledged Notes Receivable and Collections with respect thereto; and

(8) notify Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that (1) is or is threatened to be asserted by an Account Debtor with respect to any Pledged Loan Paper or Pledged Note Receivable; or (2) could reasonably be expected to have a Material Adverse Effect.

(b) Collection Efforts.

(1) Collections. Borrower will make reasonable efforts to collect all payments called for under the terms and provisions of the Pledged Notes Receivable as and when the same become due, and will follow those collection procedures as are consistent with Accepted Servicing Practices. Borrower may not waive, modify or otherwise vary any provision of Pledged Loan Paper or Pledged Notes Receivable, except as may be in accordance with the Credit Policy. Notwithstanding anything to the contrary contained herein, Borrower will not take any action with respect to any Pledged Loan Paper or Pledged Notes Receivable that is prohibited hereunder.

(2) Payments to Cash Management Account. On or before the first date on which any Note Receivable is included in the Borrowing Base, Borrower shall have instructed all Account Debtors to make all payments in respect of all Pledged Notes Receivable directly to the Collection Account.

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(3) Adjustments. If (i) Borrower makes a deposit into the Collection Account or the ACH Account in respect of a Collection of a Pledged Note Receivable or a Recovery and such Collection was received by Borrower in the form of a check that is not honored for any reason or (ii) Borrower makes a mistake with respect to the amount of any Collection or Recovery and deposits an amount that is less than or more than the actual amount of such Collection or Recovery, Borrower shall appropriately adjust the amount subsequently deposited into the Collection Account or ACH Account to reflect such dishonored check or mistake. Any payment to Agent or any Lender in respect of which a dishonored check is received shall be deemed not to have been paid.

(c) Realization Upon Defaulted Loan Paper. Borrower will use its reasonable efforts to repossess or otherwise comparably convert the ownership of any Account Debtor Collateral with respect to Defaulted Loan Paper. Borrower will follow the practices and procedures set forth in the Credit Policy in order to realize upon such Account Debtor Collateral. Any sale of Account Debtor Collateral shall be evidenced by a certificate of a Responsible Officer of Borrower delivered to Agent identifying the Defaulted Loan Paper and the Account Debtor Collateral, setting forth the sale price of the Account Debtor Collateral and certifying that such sale price is the fair market value of such Account Debtor Collateral; provided, that if after giving effect to such sale (a) the Net Borrowing Availability would not be greater than or equal to zero or (b) a Default or an Event of Default would exist, then Borrower prior to selling any Account Debtor Collateral with respect to Defaulted Loan Paper shall obtain the prior written consent of Agent. Borrower will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Account Debtor Collateral with respect to Defaulted Loan Paper.

(d) Limitations. After an Event of Default has occurred and is continuing, at Agent’s sole direction, Borrower shall take such action as Agent may deem necessary or advisable to enforce collection of all Pledged Loan Paper and Pledged Notes Receivable; provided, that Agent may, at any time after an Event of Default has occurred and is continuing, notify any Account Debtor with respect to any Pledged Loan Paper or and Pledged Note Receivable of the pledge and assignment of the same to Agent and direct that payments of all amounts due or to become due to Borrower thereunder be made directly to Agent or any servicer, collection agent or lock-box or other account designated by Agent and, upon such notification and at the expense of Borrower, Agent may enforce collection of any such Collateral and adjust, settle or compromise the amount or payment thereof. In no event shall Borrower be entitled to make the Pledgeholder, Agent or any Lender a party to any litigation without such party’s express prior written consent.

(e) Release of Pledged Notes Receivable. When a Pledged Note Receivable that is in the possession of Agent or the Pledgeholder is repaid in its entirety, Agent shall return or shall authorize the Pledgeholder to return such Pledged Note Receivable to Borrower to facilitate its payment and Agent shall release Agent’s Liens in such Pledged Note Receivable promptly upon receipt of the final payment relating to such Pledged Note Receivable.

3.33 Post-Closing Matters. Borrower shall complete the matters and deliver the documents, instruments and agreements listed in Sections 4 and 5 of the Schedule of Documents when and to the extent required thereunder.

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4.	NEGATIVE COVENANTS

Borrower covenants and agrees that, from the Closing Date until the Termination Date, none of Borrower or any of its Subsidiaries (except to the extent that any of the below covenants are expressly limited to Borrower) shall, directly or indirectly, by operation of law or otherwise:

4.1 Transfers. (a) Other than Permitted Dispositions, sell, license, lease, transfer, convey, assign (by operation of law or otherwise), grant any option with respect to, or otherwise dispose of any of its or its Subsidiaries’ assets or properties, or (b) cause the portfolio of Notes Receivable held by Borrower, as opposed to any Subsidiary or Affiliate of Borrower, to be selected in a manner adverse to Borrower, Agent or any Lender.

4.2 Changes to Name, Locations. (a) Change its name, its federal employer identification number (or obtain additional numbers), type of legal entity, organizational identification number issued by the state of its organization, the timing of its Fiscal Year, the location of its chief executive office or principal place of business, the locations of any Collateral or records concerning the Collateral, without, in each instance, giving thirty (30) days’ prior written notice thereof to Agent and taking all actions deemed necessary or appropriate by Agent to protect and perfect the Lien of Agent, for the benefit of Agent and Lenders, continuously upon the Collateral; (b) engage in any business other than as set forth in the Reference 10-K and as presently conducted or as reasonably related thereto; make any material changes in any of its investment objectives, investment policies, or investment guidelines; (c) agree or otherwise permit any change in the Credit Policy without first having provided Agent with ten (10) Business Days advance notice of any proposed change and having obtained the prior written consent of Agent and the Requisite Lenders (which consent shall not unreasonably be withheld); (d) amend its articles or certificate of incorporation, by-laws, operating agreement or other organizational documents in a manner that would materially adversely affect Agent or the Lenders; or (e) as to Borrower only, reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the Closing Date without the prior written consent of Agent.

4.3 Changes to Pledged Loan Paper. Extend, amend or otherwise modify the terms of any Eligible Loan Paper or Eligible Note Receivable, except for extensions and adjustments made in accordance with the Credit Policy, provided that, upon written notice from Agent, sent after the occurrence and during the continuance of any Default or Event of Default, Borrower shall not make, or consent to, any further extensions, amendments or modifications without the prior written consent of Agent and the Requisite Lenders.

4.4 Restrictions on Fundamental Changes.

(a) Merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with, any Person.

(b) Amend any of its articles of incorporation or bylaws as in effect on the Closing Date; provided that Borrower may increase the number shares of its authorized capital stock so long as no Change of Control has occurred or would exist as a result thereof.

(c) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

(d) Suspend or go out of a substantial portion of its or their business.

4.5 Loans and Investments. Make any Investment in any Subsidiary, Affiliate or any other Person, or permit any Subsidiary to do so, other than Permitted Investments.

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4.6 Indebtedness. Create, incur, assume or permit to exist any Indebtedness, except Permitted Indebtedness. For the avoidance of doubt, Borrower shall not create or incur any Guaranteed Indebtedness except by endorsement of instruments or items of payment for deposit to the general account of Borrower and except for customary obligations to repurchase ineligible Notes Receivable from Special Purpose Subsidiaries on terms substantially similar to those set forth in Section 3.05 of the Wells Fargo Sale and Servicing Agreement as in effect on the Original Closing Date.

4.7 Liens and Encumbrances. (a) Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens; (b) permit any Collateral not to be subject to the first priority security interest of Agent, for the benefit of Agent and the Lenders, granted herein; or (c) solely with respect to Borrower, enter into any agreement, document, instrument or other arrangement (except with or in favor of Agent) with any Person which directly or indirectly prohibits, purports to prohibit, or has the effect of prohibiting Borrower from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s assets or properties; provided that the restrictions set forth in this clause (c) shall not prohibit or restrict the obligations of Borrower, if any, or Hercules Funding II set forth in Section 7.6 of that certain Loan and Security Agreement dated as of August 25, 2008 by and among Hercules Funding II LLC, Wells Fargo Foothill, LLC as administrative agent and the lenders party thereto or Section 3.05 of the Wells Fargo Sale and Servicing Agreement (collectively, as the same may be amended or extended from time to time, the “Wells Fargo Facility”).

4.8 Restricted Payments. Make or cause to be made any Restricted Payment by Borrower; provided, however, that Borrower may:

(a) issue common stock of Borrower upon conversion of Notes Indebtedness in accordance with its terms, and make (i) cash payments in respect of fractional shares in connection with such conversions, and (ii) other cash payments ancillary to such conversions as may be required, in each case, in respect of the stock-settled portion of such conversions (but exclusive of payments in respect of cash-settled conversions and payments of cash ancillary thereto);

(b) so long as no Default or Event of Default shall have occurred and be continuing, or would occur as a result thereof, and Agent and Lenders shall have received the financial statements required hereunder for the most recently completed fiscal month, make distributions to the holders of its Stock to the extent permitted by Applicable Law;

(c) subject to the prior satisfaction of each of the Specified Event Conditions, and Agent and Lenders shall have received the financial statements required hereunder for the most recently completed fiscal month make any payment or distribution, other than as specified in Section 4.8(a) above, on account of the conversion, purchase, redemption, defeasance, or other retirement of Notes Indebtedness (including payments of cash upon any cash-settled conversion of the Notes Indebtedness and including payments required for prepayments or calls of Notes Indebtedness) in accordance with its terms; provided that the compliance certificate required under clause (b) of the definition of “Specified Event Conditions” shall not be required for any such payment if the amount of such payment, when added to the amount of all prior such payments made under this clause (c) in the immediately preceding 365 days (but after the Closing Date) is less than $125,000,000 in the aggregate; and

(d) make any payments and distributions in respect of the Obligations.

4.9 Hedge Agreements. Enter into any Hedge Agreement except in the ordinary course of business with a nationally recognized financial institution satisfactory to Agent pursuant to bona fide hedging transactions and not for speculation.

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4.10 [Reserved].

4.11 Transactions with Affiliates. Acquire or lease any property from, or sell, transfer or lease any property to, or enter into any lending, borrowing or other transaction with, any of its officers or directors or other Affiliates (including upstreaming and downstreaming of cash and intercompany advances) other than: (i) transfers to Borrower; and (ii) transfers in the ordinary course of business and at prices and on reasonable terms not less favorable to Borrower than those which would have been obtained in an arm’s-length transaction with a non-Affiliated third party.

4.12 Collateral with Bailees. Maintain or store any of the Collateral at any time now or hereafter with a bailee, warehouseman, or similar party, other than Agent or the Pledgeholder.

4.13 Material Contracts; Cancellation of Indebtedness. Enter into, or permit any Subsidiary to enter into, any amendment or modification to (or take any action or omit to take any action with respect to) any Material Contract, which could reasonably be expected to have a Material Adverse Effect, or default in the performance of any obligations under any Material Contract which could reasonably be expected to have a Material Adverse Effect, or permit any Material Contract to be canceled or terminated prior to its stated maturity where such cancellation or termination could reasonably be expected to have a Material Adverse Effect; or cancel any Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business; provided that the restrictions set forth in this Section 4.13 shall not be applicable to Special Purpose Subsidiaries.

4.14 ERISA. (a) Voluntarily terminate any Plan so as to result in liability of Borrower to the PBGC, (b) enter into any “Prohibited Transaction” (as defined in ERISA) involving any Plan that could reasonably be expected to result in liability of Borrower to PBGC, (c) cause an occurrence of any Reportable Event that could reasonably be expected to result in liability of Borrower to PBGC, (d) allow or suffer to exist any other event or condition known to that Borrower could result in liability of Borrower to PBGC, or (e) permit any of its assets, other than assets in any plan as defined in Section 3(3) of ERISA, to become or be deemed to be “plan assets” within the meaning of ERISA, the IRC or the respective regulations promulgated thereunder.

4.15 Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower’s or its Subsidiaries’ accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Borrower’s and its Subsidiaries’ financial condition.

4.16 Limitations on Subsidiaries. Create or otherwise cause or suffer to exist or become effective, or (other than covenants applicable only to Special Purpose Subsidiaries set forth in documentation governing Permitted Special Purpose Indebtedness) permit any Subsidiary to create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by Borrower or any other Subsidiary of Borrower; (b) pay any Indebtedness owed to Borrower or any other Subsidiary; (c) make loans or advances to Borrower or any other Subsidiary; or (d) transfer any of its property or assets to Borrower or any other Subsidiary.

4.17 Notes Indebtedness. (a) Except as otherwise permitted under Section 4.8, prepay, defease, redeem, repurchase, call or otherwise retire any Notes Indebtedness prior to its stated maturity date (or make any election or offer or give any notice with respect to any of the foregoing) unless the

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Specified Event Conditions have been satisfied with respect to such prepayment, defeasance, redemption, repurchase, call or retirement; (b) make any regularly scheduled payments of principal and interest under Notes Indebtedness; provided, however, that, so long as no Default or Event of Default shall have occurred and be continuing, or would occur as a result thereof, and Agent and Lenders shall have received the financial statements required hereunder for the most recently completed fiscal month, Borrower may make such regularly scheduled payments of principal and interest under Notes Indebtedness in accordance with its terms; or (c) amend any provision of any document evidencing such Notes Indebtedness that would have a material adverse effect on Agent, the Lenders or their interests in the Collateral or that would have the effect of making such Indebtedness no longer qualify as Notes Indebtedness.

5.	FINANCIAL REPORTS

5.1 Reports and Notices. Borrower represents, warrants and agrees that, from and after the Closing Date until the Termination Date, Borrower shall deliver to Agent, or cause to be delivered to Agent (with a copy of the same delivered electronically to any third party engaged by Agent to analyze or audit the same):

(a) as soon as available and in any event no later than thirty (30) days following the end of each Fiscal Month:

(1) a Borrowing Base Certificate including a list of Eligible Notes Receivable, a detailed calculation of the Borrowing Base, and such supporting detail and documentation as Agent may request;

(2) a summary and detailed aging of Notes Receivable of Borrower including separate aging reports of all Notes Receivable and all Eligible Notes Receivable included in the Borrowing Base, together with a reconciliation to the detailed calculation of the Borrowing Base most recently provided to Agent;

(3) the Financial Statements of Borrower (on a non-consolidated basis) for such month, which Financial Statements shall provide comparisons to actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis;

(4) a Compliance Certificate from the Chief Executive Officer or Chief Financial Officer of Borrower certifying, among other things, that (i) such Financial Statements are complete and correct and are prepared in accordance with GAAP (subject to the exclusion of footnotes required by GAAP and changes resulting from normal year-end audit adjustments), (ii) Borrower is in compliance with the financial covenants tested on a quarterly or “at all times” basis under this Agreement and showing in reasonable detail the calculations used in determining compliance with such financial covenants, and (iii) no Default or Event of Default has occurred and is continuing (or specifying those Defaults or Events of Default that have occurred and are continuing of which he or she was aware);

(5) Collateral reports specifying (i) the current unpaid principal balance of each Pledged Note Receivable, (ii) current committed amount with respect to each Pledged Note Receivable, (iii) current payment status of each Pledged Note Receivable, and (iv) brief description of Account Debtor Collateral for each Pledged Note Receivable, with additional detail showing additions to and deletions from the Collateral; and

(6) Borrower’s monthly credit watch list prepared in the ordinary course of business and consistent with past practice; and

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(b) within forty five (45) days following the end of each Fiscal Quarter of Borrower (other than the end of the Fiscal Quarter that coincides with the end of Borrower’s Fiscal Year), the Financial Statements of Borrower for such Fiscal Quarter, which Financial Statements shall be presented both on a quarterly and year-to-date basis and shall comply with all applicable SEC reporting requirements;

(c) within ninety (90) days following the end of each Fiscal Year, the Financial Statements of Borrower for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Agent, which Financial Statements shall provide comparisons to actual results for the prior Fiscal Year, on an annual basis, and shall comply with all applicable SEC reporting requirements, accompanied by (1) a Compliance Certificate, and (2) any management letter that may be issued;

(d) promptly upon the filing or sending thereof, copies of all regular, periodic or special reports of Borrower or any of its Subsidiaries filed with the SEC; copies of all registration statements of Borrower or any of its Subsidiaries filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made Stockholders generally;

(e) promptly upon receipt thereof, copies of all final reports, if any, submitted to Borrower by its independent certified public accountants in connection with any annual or interim audit of Borrower;

(f) copies of each of Borrower’s quarterly reports to its Stockholders, promptly upon transmission of each such report to any Stockholder;

(g) promptly upon receipt or knowledge thereof, notice of all claims, offsets or disputes asserted by Account Debtors with respect to any of the Pledged Notes Receivable; and

(h) within forty five (45) days following the end of each Fiscal Quarter of Borrower, all internal and external valuation reports relating to the Eligible Notes Receivables (including all valuation reports delivered by the Approved Third-Party Appraiser in connection with the quarterly appraisals of Unquoted Notes Receivable as required pursuant to Section 5.4 and the underwriting memoranda for all Eligible Notes Receivables included in such valuation reports, along with any other information relating to the Eligible Notes Receivables as reasonably requested by Agent or any Lender, provided that the underwriting memoranda for a particular Eligible Note Receivable of an Account Debtor shall only be required to be delivered within 30 days of the initial closing of such Eligible Note Receivable;

(i) such other reconciliations of Notes Receivable and such other information respecting the business, financial condition, prospects or projections of Borrower or any of its Affiliates as Agent reasonably may request from time to time.

5.2 Other Reports. Borrower shall notify Agent promptly of any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline. Borrower shall, upon the request of Agent, furnish to Agent and Lenders such other reports and information in connection with the affairs, business, financial condition, operations, prospects, projections or management of Borrower or the Collateral as Agent may request, all in reasonable detail, and Borrower shall advise Agent promptly, in reasonable detail, of: (a) any Lien, other than Permitted Liens, attaching to or asserted against any of Borrower’s property or assets; (b) any material change in the composition of the Collateral or Borrower’s other properties or assets; and (c) the occurrence of any other event that could reasonably be expected to have a Material Adverse Effect.

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5.3 IntraLinks/IntraAgency. Reports required to be delivered pursuant to Sections 5.1 and 5.2 may be delivered electronically and if so, shall be deemed to have been delivered on the date on which Borrower posts such reports, or provides a link thereto, when such report is posted electronically on IntraLinks/IntraAgency or other relevant website that each Lender and Agent have access to (whether a commercial, third-party website or whether sponsored by Agent), if any, on Borrower’s behalf; provided, that: (a) Borrower shall deliver paper copies of such reports to Agent or any Lender who requests Borrower to deliver such paper copies until written request to cease delivering paper copies is given by Agent or such Lender; (b) Borrower shall notify (which may be by facsimile or electronic mail) Agent and each Lender of the posting of any such reports and immediately following such notification Borrower shall provide to Agent, by electronic mail, electronic versions (i.e., soft copies) of such reports; and (c) in each instance, Borrower shall, upon request by Agent, provide paper copies of the Compliance Certificates required by Sections 5.1(b) and 5.1(c) to Agent. Except for such Compliance Certificates, Agent shall have no obligation to request the delivery of or to maintain copies of the reports referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

5.4 Unquoted Notes Receivable External Review. If at any time the outstanding amount of the Loans exceeds Five Million Dollars ($5,000,000), then Borrower shall thereafter obtain written fair market value appraisal reports for Eligible Notes Receivable with an outstanding principal balance greater than or equal to Ten Million Dollars ($10,000,000) and for which market quotations are not readily available (“Unquoted Notes Receivable”), as of the last day of the Fiscal Quarter in which such Note Receivable becomes an Eligible Note Receivable and as of the last day of each period of one hundred and eighty (180) days thereafter, from an Approved Third-Party Appraiser engaged by Borrower to assist the Board of Directors of Borrower in determining the fair market value of such Unquoted Notes Receivable (each such value, an “External Unquoted Value”) and provide the Board of Directors and Agent with such report as of the last day of such Fiscal Quarter or such 180-day period.

6.	CREATION OF SECURITY INTEREST

6.1 Grant of Security Interest; Assignment.

(a) Borrower grants to Agent, for the benefit of Agent and Lenders, a Lien upon all of its right, title and interest in the Collateral to secure the prompt and complete payment and performance of the Obligations.

(b) Borrower shall defend the right, title and interest of Agent, for the benefit of Agent and the Lenders, in and to the Collateral against the claims and demands of all Persons whomsoever, and shall take such actions, including (i) all actions necessary to grant Agent “control” of any Investment Property, Deposit Accounts, Letter of Credit Rights or electronic Chattel Paper owned by Borrower included in the Collateral, with any agreements establishing control to be in form and substance satisfactory to Agent, (ii) the delivery to Pledgeholder, as agent for Agent of all original Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by Borrower included in the Collateral (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after Borrower receives same, (iii) after the occurrence and during the continuance of an Event of Default, notification of Agent’s interest in Collateral at Agent’s request, (iv) preparation and delivery of all applications and other relevant actions to note the Lien of Agent, for the benefit of Agent and Lenders, on any certificate of title included in the Collateral, and (v) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrower’s, Agent’s and Lenders’ respective and several interests in the Collateral. Borrower shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. If

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Borrower retains possession of any Chattel Paper or Instruments included in the Collateral with Agent’s consent, then such Chattel Paper and Instruments shall be marked with the following legend: “THIS WRITING AND THE OBLIGATIONS EVIDENCED OR SECURED HEREBY ARE SUBJECT TO THE LIEN OF MUFG UNION BANK, N.A., AS AGENT” Borrower shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Agent of any Commercial Tort Claim acquired by it relating or pertaining to any Collateral, and unless otherwise consented to by Agent, Borrower shall enter into a supplement to this Agreement (and the Loan Documents) granting to Agent (for the benefit of Agent and Lenders) a Lien in such Commercial Tort Claim.

(c) Without limiting the generality of the foregoing, Borrower hereby unconditionally collaterally assigns to Agent, for the benefit of Agent and the Lenders, and grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, all of Borrower’s right title and interest in and to any and all Notes Receivable included in the calculation of any Borrowing Base or referenced on any Borrowing Base Certificate and all related Loan Paper, whether now existing or later created or acquired, together with: (i) any and all obligations therein described, the debt secured thereby and all sums of money due and to become due thereon, with the interest provided for therein, (ii) any and all Liens, privileges, security interests, collateral, rights, remedies, entitlements and equities that Borrower now or in the future possesses or to which is entitled as additional security for the payment thereof and the other obligations described in any related Loan Paper, (iii) any and all financing statements filed against the applicable Account Debtors, as debtor, naming Borrower, as secured party; (iv) any and all other documents executed and/or delivered in connection with such Notes Receivable or Loan Paper, including, without limitation, all of Borrower’s right, title and interest in and to any collateral, security, guaranties, certificates of deposit, letters of credit, performance bonds, demands, causes of action, all related certificates, bank accounts, operating accounts, insurance policies, reserve accounts, escrow accounts and other accounts, opinions, financial statements of Account Debtors and any guarantors and any other collateral arising out of and/or executed and/or delivered in connection with or related to such Notes Receivable or Loan Paper, and all other rights and benefits of Borrower related to such other documents, and (v) any and all claims, demands and causes of action that Borrower now or in the future possesses against any Account Debtor in connection with foregoing or to which Borrower is otherwise entitled as additional security for the payment of such Notes Receivable, Loan Paper and the other obligations described therein. Borrower authorizes Agent, to file amendments to all UCC financing statement filed by, on behalf of or for the benefit of Borrower against any and all Account Debtors to Pledged Loan Paper or Pledged Notes Receivable, changing the secured party of record on such UCC financing statements to Agent.

6.2 Agent’s Rights.

(a) Agent or Agent’s designee may, at any time in Agent’s own name or in the name of Borrower, after the occurrence and during the continuance of an Event of Default (1) communicate with Account Debtors of Borrower, including obligors in respect of Loan Paper, Notes Receivable, Accounts, Payment Intangibles, Documents, Instruments, Chattel Paper or other agreements included in the Collateral to verify to Agent’s satisfaction of the existence, amount and terms of any such Loan Paper, Notes Receivable, Accounts, Payment Intangibles, Documents, Instruments, Chattel Paper or other Collateral, (2) cause a back-up or replacement servicer to take possession of, administer, collect and enforce, the Pledged Loan Paper, Pledged Notes Receivable and other Collateral, and (3) without prior notice to Borrower, notify Account Debtors and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Upon the request of Agent, Borrower shall so notify such Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Borrower shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.

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(b) Borrower shall remain liable under all of its Loan Paper and each of its other agreements, contracts, Licenses and shall observe and perform all the conditions and obligations to be observed and performed by it thereunder, and neither of Agent nor any Lender shall have any obligation or liability whatsoever to any Person under or with respect thereto by reason of or arising out of the execution, delivery or performance of this Agreement or any other Loan Documents, and neither Agent nor any Lender shall be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower thereunder, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Loan Paper, agreement, contract or License.

(c) Borrower shall, with respect to each of its owned, leased, or controlled properties or facilities, during normal business hours and upon reasonable advance notice (unless a Default or Event of Default has occurred and is continuing, in which event no notice shall be required and Agent shall have access at any and all times): (i) provide access to such facilities or properties to Agent, any Lender and any of their respective officers, employees and agents, as frequently as Agent determines to be appropriate; (ii) permit Agent, any Lender and any of their respective officers, employees and agents to inspect, examine, audit and make extracts from all of its Books and Records, including without limitation management letters prepared by independent accountants; (iii) permit Agent, any Lender and any of its officers, employees and agents to inspect, review, evaluate and make physical verifications and appraisals of the Collateral in any manner and through any medium that Agent considers advisable; and (iv) permit Agent, any Lender and any of their respective officers, employees and agents to discuss with its officers and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects. Borrower shall provide to Agent, at Borrower’s expense, such clerical and other assistance as may be reasonably requested with respect thereto. Representatives of Lenders may accompany Agent’s representatives on inspections and audits. Borrower shall make available to Agent and its counsel, as quickly as practicable under the circumstances, originals or copies of all of Borrower’s Books and Records and any other instruments and documents that Agent may request. Borrower shall deliver any document or instrument reasonably necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person that maintains records for Borrower. If requested by Agent, Borrower shall execute an authorization letter addressed to its accountants authorizing Agent or any Lender to discuss the financial affairs of Borrower with its accountants.

6.3 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Agent, on behalf of Agent and Lenders (and any of Agent’s officers, employees or agents designated by Agent) as its irrevocable true and lawful attorney-in-fact, with power to, in the name of Borrower or its own name: (a) sign the name of Borrower on any document to be executed, recorded or filed in order to perfect or continue perfected Agent’s Lien, for the benefit of Agent and Lenders, upon the Collateral if Borrower fails to do so promptly after request therefor by Agent, including filing any financing statement or amendments thereto or continuation statement without the signature of Borrower; and (b) after the occurrence and during the continuance of an Event of Default, with respect to the Collateral:

(1) take possession of and to sign and endorse Borrower’s name on any invoice or bill of lading relating to any Account, Loan Paper, Note Receivable or other Collateral, drafts against Account Debtors, schedules and assignments of Accounts, Loan Paper or Notes Receivable, verifications of Accounts and Notes Receivable and notices to Account Debtors and other documents in connection with any of the Collateral;

(2) send requests for verification of Accounts and Notes Receivable;

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(3) take possession of and endorse Borrower’s name on, and collect, any checks, notes, acceptances, money orders, drafts, or other instruments or forms of payment or security that relate to the Collateral or that may come into Pledgeholder’s, Agent’s or any Lender’s possession;

(4) notify the post office authorities to change the address for delivery of Borrower’s mail to an address designated by Agent, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower;

(5) make, settle, and adjust all claims under Borrower’s policies of insurance, as its interests may appear (and all of Borrower’s rights with respect to insurance relating to Account Debtors and Account Debtor Collateral under Pledged Loan Paper) and make all determinations and decisions with respect to such policies of insurance, as its interests may appear;

(6) pay or discharge Charges and Liens levied or placed on or threatened against the Collateral;

(7)(A) direct any party liable for any payment under any Pledged Note Receivable or Pledged Loan Paper or other Collateral to make payment of any and all moneys due or to become due thereunder directly to Agent or as Agent shall direct; (B) receive, demand and enforce any and all of Borrower’s rights with respect to the Pledged Note Receivable, Pledged Loan Paper, other Collateral and/or the Hedge Agreements and to perform any and all acts in the name of Borrower or at the option of Agent, in the name of Agent with the same force and effect as if performed by Borrower in the absence of this Agreement; (C) enforce the Pledged Note Receivable, Pledged Loan Paper and the other Collateral, and ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Pledged Note Receivable, Pledged Loan Paper or other Collateral; (D) collect and receive debts and other obligations owing to Borrower relating to the Collateral; (E) foreclose, enforce and satisfy Liens and other security in favor of Borrower securing the Pledged Notes Receivable; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (H) settle, compromise or adjust any suit, action or proceeding described in clause (G) above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (I) settle and adjust disputes and claims respecting the Pledged Note Receivable, Pledged Loan Paper and the other Collateral, directly with the applicable Account Debtors, for amounts and upon terms that Agent determines to be reasonable; (J) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Pledged Notes Receivable, Pledged Loan Paper and the other Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes; and (K) cause to be executed and delivered any documents and releases and to do, at Agent’s option and Borrower’s expense, at any time, or from time to time, all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral or Agent’s Liens thereon or to effect the intent of this Agreement and the other Loan Documents, all as fully and effectively as Borrower might do.

Borrower hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. The appointment of Agent as attorney-in-fact for Borrower, and each and every one of Agent’s rights and powers, being coupled with an interest, is irrevocable until the Termination Date. NEITHER AGENT NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY HEREIN OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY,

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INDIRECT OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS. Borrower also hereby (i) authorizes Agent to file any financing statements, continuation statements or amendments thereto that contain any information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, (ii) agrees to furnish any such information to Agent promptly upon request, and (iii) ratifies its authorization for Agent to have filed any initial financial statements, or amendments thereto if filed prior to the Closing Date. Borrower also authorizes Agent, at any time and from time to time, to execute, in connection with any sale, transfer, assignment or other disposition of Collateral pursuant hereto or the other Loan Documents, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral. Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement with respect to the Liens granted under the Loan Documents without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent prior to the Termination Date.

6.4 Grant of License to Use Intellectual Property. For the purpose of enabling Agent, on behalf of Agent and Lenders, to exercise its rights and remedies under the Loan Documents, Borrower hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, non-exclusive license (exercisable upon the occurrence of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and Borrower represents, warrants and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any other Person; provided, subject to Section 6.6, that such license will terminate, on the Termination Date.

6.5 Chattel Paper. With respect to each contract or lease included in the Collateral, under which Borrower, as lessor, leases property to third parties, where such leases fall within the definition of Chattel Paper, (i) each such contract and lease, and any supplements thereto, may be executed in original counterparts, but one and only one of which shall be designated the “Lessor’s Original,” (ii) only the Lessor’s Original counterpart of each such lease and any supplement thereto shall be deemed to constitute “chattel paper” under the UCC, and (iii) each such lease and any supplement thereto shall contain a provision setting forth the terms contained in clauses (i) and (ii) of this sentence. Borrower shall conspicuously stamp the Lessor’s Original counterpart of each such contract and lease and any supplement thereto entered into as of or after the Closing Date (and any other counterpart thereof that comes into Borrower’s possession) with a legend, in form and substance satisfactory to Agent, clearly indicating that such lease and the property leased thereunder is subject to the security interest granted pursuant hereto.

6.6 Reinstatement. The provisions of this Section 6 shall remain in full force and effect and continue to be effective even if: (a) any case, proceeding or petition is filed by or against Borrower under any Debtor Relief Law; (b) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of Borrower’s assets; or (d) at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. To the extent that any payment, or any part thereof, by or on behalf of Borrower is made to Agent or any Lender, or Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, rescinded, reduced, restored, returned, declared to be fraudulent or preferential, set aside or required

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(including pursuant to any settlement entered into by Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then, the Obligations and Agent’s Liens, for the benefit of Agent and the Lenders, in the Collateral shall be revived, reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

7.	EVENTS OF DEFAULT; RIGHTS AND REMEDIES

7.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” under this Agreement:

(a) Borrower fails to (a) make any payment of principal or interest in respect of any Obligations when due and payable or declared due and payable, or (b) make any other payment or pay any other Obligations within three (3) days after such Obligations are due and payable or are declared due and payable (which three (3) day cure period shall not apply to payments due on the Commitment Maturity Date); or

(b) Borrower Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents and such default shall have continued for a period of ten (10) Business Days or more after the occurrence thereof; provided, there shall be no grace period for failure to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in Sections 3.17, 3.18, 3.21, 3.22, 3.23, 3.24, 3.30, 3.31, or 3.32, or Section 4; or

(c) (i) Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than the Obligations) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $500,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity or cash collateral in respect thereof to be demanded; or (ii) there occurs any a termination date under any Hedge Agreement resulting from (A) any event of default under such Hedge Agreement as to which Borrower or any Subsidiary is the defaulting party or (B) any termination event under such Hedge Agreement as to which Borrower or any Subsidiary is an affected party and, in either event, the liability owed by Borrower or such Subsidiary as a result thereof is greater than $500,000;

(d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Agent or any Lender by or on behalf of Borrower shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

(e) any of the assets of Borrower or any of its Subsidiaries shall be attached, seized, levied upon or subjected to a writ or distress warrant; or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Borrower or such Subsidiary, and shall remain unstayed or undismissed for 10 consecutive days; or any Person other than Borrower or such Subsidiary

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shall apply for the appointment of a receiver, trustee or custodian for the assets of Borrower or such Subsidiary and the order appointing such receiver, trustee or custodian shall remain unstayed or undismissed for 10 consecutive days; or Borrower or any of its Subsidiaries shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation that may be fraudulent under any Debtor Relief Law or fraudulent transfer or other similar law; or

(f) a case or proceeding shall have been commenced involuntarily against Borrower or any of its Subsidiaries: (i) under any Debtor Relief Law and such case or proceeding continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such case or proceeding, (ii) in any court or other tribunal (A) seeking the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Person or of any substantial part of its properties, or (B) seeking a decree, order or other relief (1) for the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for 45 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (2) invalidating or denying (x) any Person’s right, power, or competence to enter into or perform any of its obligations under any Loan Document, or (y) the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

(g) Borrower or any of its Subsidiaries shall (1) institute or consent to the institution of any case or proceeding under any Debtor Relief Law, (2) make an assignment for the benefit of creditors; (3) apply for or consent to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any material part of its properties, (4) fail generally to pay (or admit in writing its inability to pay) its debts as such debts become due, or (5) take any action in furtherance of any such action; or

(h) a judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $500,000 in the aggregate shall be rendered against Borrower, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within 10 days of such judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of 10 days from the date of such judgment; or

(i) any guaranty or any subordination agreement in favor of Agent or any Lender or any other Loan Document shall be terminated or otherwise cease to be in full force or effect, or Borrower shall take any steps to terminate any such agreement; or

(j) Borrower or any of its Subsidiaries is no longer Solvent or voluntarily or involuntarily liquidates, winds-up, dissolves or is dissolved, terminates or is terminated; or

(k) Agent determining that one or more conditions exist or events have occurred which have had a Material Adverse Effect; or

(l) Borrower or any Subsidiary is enjoined, restrained, or in any way prevented by the order of any court or other Governmental Authority, the effect of which order restricts such Person from conducting all or any material part of its business; or

(m) the loss, suspension, revocation or failure to renew any license or permit now held or hereafter acquired by Borrower, which loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

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(n) any Lien or any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Agent, for the benefit of Agent and Lenders, shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral covered or purported to be covered thereby; or

(o) any Change of Control shall occur.

7.2 Remedies.

(a) If any Event of Default has occurred and is continuing, then Agent may, and at the written request of Requisite Lenders shall, exercise one or more of the following remedies: (1) upon notice to Borrower from Agent, increase the rate of interest applicable to the Loans to the Default Rate effective as of the date of the initial Event of Default, or (2) terminate or suspend its and the Lenders’ obligations to make further Loans and terminate the Commitments. In addition, if any Event of Default shall have occurred and be continuing, then Agent may, and at the written request of Requisite Lenders, shall, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, whereupon such Obligations (other than Bank Products) shall become and be due and payable; (ii) require that all obligations relating to Bank Products be fully cash collateralized; or (iii) exercise any rights and remedies provided to Agent or Lenders under the Loan Documents or at law or equity, including all remedies provided under the UCC; provided, that upon the occurrence of an Event of Default specified in Sections 7.1(e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lenders to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Agent or Lenders.

(b) In addition to all other rights and remedies of Agent and Lenders under this Agreement, Borrower expressly agrees that, upon the occurrence and during the continuance of any Event of Default, Agent may, and at the written request of Requisite Lenders shall, on behalf of Agent and Lenders, collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent, on behalf of Agent and Lenders, shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders by credit bid the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Agent, on behalf of Agent and Lenders, shall have the right to conduct such sales on Borrower’s premises or elsewhere and shall have the right to use Borrower’s premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Agent deems necessary or advisable.

(c) Borrower further agrees, upon the occurrence and during the continuance of an Event of Default and at Agent’s request, to assemble and cause its Subsidiaries to assemble the Collateral and make it available to Agent at places that Agent shall reasonably select, whether at Borrower’s premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of the Collateral, Agent shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Agent deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Agent shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Agent or Pledgeholder. Upon the occurrence and during the continuance of an Event of Default, Agent may, if

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it so elects, and at the written request of Requisite Lenders shall, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Agent’s remedies, on behalf of Agent and Lenders, with respect to such appointment without prior notice or hearing. To the maximum extent permitted by Applicable Law, Borrower waives all claims, damages, and demands against Agent, each Lender, their respective Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that 10 days’ prior notice by Agent to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent and Lenders are entitled.

(d) Agent’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Agent, on behalf of Agent and Lenders, may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any Applicable Law, and all provisions of this Agreement are intended to be subject to any Applicable Law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid, unenforceable, in whole or in part.

7.3 Waivers by Borrower. Except as otherwise provided for in this Agreement and to the fullest extent permitted by Applicable Law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Revolving Loan Notes, any notes, commercial paper, Accounts, Documents, Instruments, Chattel Paper and guaranties at any time held by Agent on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Agent, on behalf of Agent and Lenders, may do in this regard; (b) all rights to notice and a hearing prior to Agent’s taking possession or control of, or to Agent’s replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

7.4 Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be delivered to Agent and applied by Agent upon receipt, in the following order of priorities: first, to reimburse or pay in full the actual and reasonable expenses of Agent incurred in connection with such sale, disposition or other realization, including all other expenses, liabilities and advances incurred or made by Agent in connection therewith; second, to Pledgeholder to pay any fees or expenses owing under or in connection with the Possessory Collateral Agreement or the Custody Agreement; third, ratably, to Agent, for the benefit of Agent and Lenders, as specified in Section 1.12 and to the Bank Product Providers with respect to obligations then owing under Bank Products permitted hereunder; and finally, after payment and satisfaction in full in cash of all of the Obligations (other than inchoate indemnification obligations), and after the payment by Agent of any other amount required by any provision of law, including Section 9608(a)(1) of the UCC (but only after Agent has received what Agent considers reasonable proof of a subordinate party’s Lien), the surplus, if any, to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, Obligations arising in respect of Bank Products shall be excluded from the application described above if Agent has not received written notice thereof, together with such supporting documentation as Agent may request, from the applicable Bank Product Provider. No Bank Product Provider who obtains the benefit of the provisions of this Section 7.4 or any Guaranty shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.

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8.	ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

8.1 Assignment and Participations.

(a) Assignments Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign, transfer, hypothecate or otherwise convey any of its rights, benefits, obligations or duties hereunder or under any other Loan Document, without the prior written consent of Agent and the Required Lenders. Any such attempted or purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Agent and the Requisite Lenders shall be void. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any Lender shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Persons of each of Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Terms of Assignment. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (in each case with respect to any credit facility provided hereunder) any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any credit facility provided hereunder) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000 (and, after giving effect to any such partial assignment, the assigning Lender shall have retained Loans and Commitments in an amount at least equal to $5,000,000), unless each of Agent and, so long as no Default or Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

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(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) Default or Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within 3 Business Days after having received notice thereof and provided, further, that Borrower’s consent shall not be required during the primary syndication of the credit facilities provided hereunder; and

B) the consent of Agent (such consent not to be unreasonably withheld or delayed) shall be required for all assignments of the Loans and the Commitments if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $5,000; provided that Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Agent a completed and executed administrative details reply, administrative questionnaire or similar document in form satisfactory to Agent. Each assignment shall be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans and Commitments to be assigned to it for its own account, for investment purposes, and not with a view to the distribution thereof. Subject to acceptance and recording thereof by Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption pursuant to this Section 8.1, which effective date shall be at least five (5) Business Days after the execution thereof, (1) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance and this Section 8.1, have the rights and obligations of a Lender hereunder, (2) the assigning Lender shall, to the extent provided in such assignment and this Section 8.1 and upon payment to Agent of the fee referred to above, be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender, and (3) Schedules C and D hereto shall be deemed amended to reflect the assignor’s and assignee’s respective new Commitments, Pro Rata Shares, addresses and wire transfer and payment instructions as provided in the Assignment and Acceptance and the notice given thereunder. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a “Lender.” In all instances, each Lender’s liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender’s Pro Rata Share of the applicable Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of a Revolving Loan Note, Agent or any such Lender shall so notify Borrower and Borrower shall, upon the request of Agent or such Lender, execute new Revolving Loan Notes in exchange for the Revolving Loan Note being assigned. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

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(1) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

(2) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

(3) such assignee confirms that it has received a copy of this Loan Agreement, together with copies of the most recent financial statements referred to herein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption;

(4) such assignee will, independently and without reliance upon the assigning Lender, Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

(5) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

(6) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and

(7) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption.

(v) No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower or any of Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless

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and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(viii) Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c) Register. Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at Agent’s office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts (and stated interest) of Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive as to the identity of the Lenders and their respective Commitments, absent manifest error, and Borrower, Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from Agent a copy of the Register.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnities of Agent under this Agreement with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to actions directly affecting (i) any reduction in the principal amount of, or interest rate or fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, or (iii) any release of all or substantially all of the Collateral

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(other than in accordance with the terms of this Agreement, the Collateral Documents, or the other Loan Documents). Borrower agrees that each Participant shall be entitled to the benefits of Sections 1.11, 10.3, 10.5, 11.3(f), 11.4 (subject to the requirements and limitations therein, including the requirements under Section 1.11(g) (it being understood that the documentation required under Section 1.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 10.7 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 1.11, 10.3 or 10.5, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 10.7 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.9 as though it were a Lender; provided that such Participant agrees to be subject to Section 8.9 and any other applicable requirements regarding sharing of payments by Lenders, as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Except as expressly provided in this Section 8.1, no Lender shall, as between Borrower and that Lender, or between Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer, or negotiation of, or granting of a participation in, all or any part of the Loans, the Revolving Loan Notes, or other Obligations owed to such Lender.

(g) Borrower shall assist any Lender permitted to sell assignments or participations under this Section 8.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes, and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants.

(h) A Lender may furnish any information concerning Borrower in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject to the requirements of Section 11.14.

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8.2 Appointment of Agent.

(a) Each Lender hereby designates Bank to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 8.2 are solely for the benefit of Agent and Lenders and neither Borrower nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Person. Each Lender acknowledges and agrees that the use of the word “Agent” is for convenience only and that Bank is merely the representative of Lenders and only has the contractual duties set forth herein. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be ministerial and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document, or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, each Lender hereby agrees that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the collections of funds from Borrower and its Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Loans, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the funds received from Borrower and any of its Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and collection of funds from Borrower and its Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of each Lender with respect to Borrower, the Obligations, the Collateral, the collection of funds from Borrower and its Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay any expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

(b) If Agent shall request instructions from the Requisite Lenders or all Lenders with respect to any act or action (including a failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from taking such act or such action unless and until Agent shall have received instructions from the Requisite Lenders or all Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document if (i) such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (ii) such action would, in the opinion of Agent, expose Agent to Environmental Liabilities and Costs, or (iii) Agent shall not first be indemnified to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. No Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Requisite Lenders or all Lenders, as applicable.

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8.3 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

8.4 Agent’s Reliance, Etc. Neither Agent nor any of its Affiliates nor any of their respective directors, officers, agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Agent: (a) may treat the payee of any Revolving Loan Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (b) may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or the other Loan Documents on the part of Borrower or to inspect the Collateral (including Borrower’s Books and Records); (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate, or other instrument or writing (which may be by facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties.

8.5 Bank and Affiliates. With respect to its Commitments hereunder, Bank shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent, and the terms “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Bank in its individual capacity. Bank and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, Borrower, any of its Affiliates, and any Person who may do business with or own securities of Borrower or any such Affiliate, all as if Bank were not Agent and without any duty to account therefor to Lenders. Bank and its Affiliates may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender acknowledges the potential conflict of interest between Bank as a Lender holding disproportionate interests in the Loans and Bank as Agent.

8.6 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.4 and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of Borrower and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans and expressly consents to, and waives any claim based upon, such conflict of interest.

8.7 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower and without limiting the obligations of Borrower hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages,

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penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting solely from Agent’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Borrower.

8.8 Successor Agent. Agent may resign at any time by giving not less than 30 days’ prior written notice thereof to Lenders and Borrower. Upon any such resignation, Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Agent’s provision of notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a Subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States or of any state thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing within 30 days following the date such notice of resignation was given by the resigning Agent, then such resignation shall become effective as of the end of such period and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders shall appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower, which approval shall not be unreasonably withheld or delayed; provided, that such approval shall not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges, and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent’s resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent’s resignation hereunder, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

8.9 Set-off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived by Borrower, to offset and to appropriate and apply any and all balances and deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender to or for the credit or account of Borrower (regardless of whether such balances are then due to Borrower) and any other properties or assets at any time held or owing by that Lender to or for the credit or for the account of Borrower against and on account of any of the Obligations irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the

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event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Agent for further application in accordance with the provisions of Section 8.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Agent, Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Each Lender agrees to notify Borrower and Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Any Lender exercising a right to offset or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders shall sell) such participations in each such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so offset to other Lenders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers’ lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

8.10 Settlement Procedures; Information; Actions in Concert.

(a) Settlement Procedures.

(1) The balance of the Loans may fluctuate from day to day due to Agent’s disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and Lenders, Loans may be made by Agent, and payments in respect thereof shall be settled, according to the procedures set forth in this Section 8.10(a). Notwithstanding these procedures, each Lender’s obligation to fund its Pro Rata Share of any Loan made to Borrower shall commence on the date such Loan is made. Such payments shall be made by each Lender without set-off, counterclaim, or reduction of any kind.

(2) Subject to the terms and provisions of this Agreement, Agent (i) shall fund any Loan to the extent that Agent has received any Lender’s Pro Rata Share of such Loan and (ii) may, in its sole discretion in reliance on the assumption that each Lender has timely made, or will timely make, its Pro Rata Share of each Loan available to Agent, fund the entire amount of any Loan requested by Borrower even if Agent has not received each Lender’s Pro Rata Share of such Loan. In the event Agent makes such election, such Loan made by Agent shall be deemed and shall constitute, as of the date of making thereof, a Loan made by each of the applicable Lenders in an amount equal to such Lender’s Pro Rata Share thereof, and each such Lender shall be obligated to deliver to Agent its Pro Rata Share of such Loan on proposed funding date for such Loan in accordance with this Section 8.10. Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating interest payable to any Lender, (A) Agent shall be deemed a “Lender” with respect to any outstanding Loan funded by Agent and (B) the amount of the Loan of any Lender that is outstanding on any day shall (x) exclude any Loan with respect to which such Lender has not funded its Pro Rata Share and that has been funded entirely by Agent and (y) include Loans of such Lender that have been repaid by Borrower to Agent but not yet received by such Lender from Agent.

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(3) [Reserved].

(4) Prior to 10:00 a.m. (California time) on any date specified for a borrowing of a Loan, Agent may notify each applicable Lender by telephone, facsimile, or other form of teletransmission of the requested Loan. Not later than 11:00 a.m. (California time) on the date of such proposed Loan, each such applicable Lender shall make available to Agent, in same day funds by wire transfer to such account of Agent set forth in Schedule D, such Lender’s Pro Rata Share of such Loan. Notwithstanding the foregoing, to the extent that there are available funds in the Collection Account, Agent may, in its sole discretion, notify each such Lender that such Lender’s obligation to make available to Agent same day funds as provided in the preceding sentence shall be satisfied to the extent of its Pro Rata Share out of such funds in the Collection Account or such portion of such funds as Agent shall indicate are to be applied to fund such Loan.

(5) Agent will promptly advise each Lender by telephone or facsimile of the amount of such Lender’s Pro Rata Share of principal, interest, and fees paid to Agent for the benefit of Lenders with respect to each applicable Loan. Provided that such Lender is not a Defaulting Lender and has made all payments required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of date, Agent will pay to each Lender such Lender’s Pro Rata Share of principal, interest, and fees paid by Borrower to Agent for the benefit of that Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender’s account (as specified by such Lender in Schedule D or the applicable Assignment Agreement) not later than 1:00 p.m. (California time) on the Business Day immediately succeeding the date of receipt by Agent. Agent may assume that Borrower has made each payment owing to Agent for the account of the Lenders on the date such payment is due in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of: (a) the Federal Funds Rate for the first three (3) Business Days for which such amount remains unpaid, and thereafter at the Reference Rate, and (b) a rate determined by Agent in accordance with the banking industry rules on inter-bank compensation.

(b) Availability of Lender’s Pro Rata Share. Agent may assume that each Lender has made, or will make, its Pro Rata Share of each Loan available to Agent on each proposed funding date, and may, in its sole discretion, in reliance on such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its Pro Rata Share of the applicable Loan available to Agent on such date, then the applicable Lender and Borrower severally agree to pay to Agent forthwith on demand such corresponding amount, without set-off, counterclaim, or deduction of any kind, together with interest thereon, for each day from and including such date to but excluding the day such amount is made available to Agent, at (i) in the case of such Lender, the greater of: (a) the Federal Funds Rate for the first three (3) Business Days for which such amount remains unpaid, and thereafter at the Reference Rate, and (b) a rate determined by Agent in accordance with the banking industry rules on inter-bank compensation, for the period until such Lender makes such amount immediately available to Agent, and (ii) in the case of Borrower, at the applicable interest rate provided in Section 1.3 on Reference Rate Loans (without limiting any claim that Borrower may have against such Lender). If such Lender shall pay to Agent such corresponding amount, such amount so paid shall constitute such Lender’s Loan and, if both such Lender and Borrower shall have paid and repaid, respectively, such corresponding amount, Agent shall promptly pay over to Borrower such corresponding amount in same day funds, but Borrower shall remain obligated for all interest thereon. Nothing in this Section 8.10(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result

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of any default by such Lender hereunder. To the extent that Agent advances funds to Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such advance is made, Agent shall be entitled to retain for its account all interest accrued on such advance until reimbursed by the applicable Lender. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Agent.

(c) Return of Payments.

(1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim, or deduction of any kind.

(2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim, or deduction of any kind.

(d) [Reserved].

(e) Dissemination of Information. Agent will use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to Borrower, with notice of any Event of Default of which Agent has actually become aware, and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable solely to Agent’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(f) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Revolving Loan Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent or Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Revolving Loan Notes shall be taken in concert and at the direction or with the consent of Agent or the Requisite Lenders.

8.11 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs Agent to enter into the other Loan Documents, for the ratable benefit and obligation of Agent and the Lenders. Each Lender agrees that any action taken by Agent or the Requisite Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by Agent or the or the Requisite Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Loans, Bank Products and all interest, fees and expenses hereunder constitute one Indebtedness, secured pari passu by all of the Collateral.

8.12 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Lien of Agent, for the benefit of Agent and Lenders, in assets which, in accordance with Article 9 of the UCC can be perfected only by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.

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8.13 Legal Representation of Agent. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, DLA has only represented and shall only represent Bank in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that DLA does not represent such Lender in connection with any such matters.

8.14 No Other Duties, etc. Anything herein to the contrary notwithstanding, no of arranger or other agents (other than Agent) listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Agent or a Lender hereunder.

8.15 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.2.

(b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise) or received by Agent from a Defaulting Lender pursuant to Section 8.9 shall be applied at such time or times as may be determined by Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Agent; third, if so determined by Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 2.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Lenders that are not Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

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(c) Certain Fees. No Defaulting Lender shall be entitled to receive any Unused Line Fee for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

If Borrower and Agent agree in writing that a Lender is no longer a Defaulting Lender, Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

9.	NO THIRD PARTY BENEFICIARIES

The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, Agent, and Lenders (and Bank Product Providers) with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Agent and each Lender reserves the right at any time to create and sell a participation in any portion of the Loans and the Loan Documents, in accordance with the terms hereof, and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents, in accordance with the terms hereof, and Borrower consents to any Lender’s sale of participations in, at any time or times, the Loan Documents, Loans, or of any portion thereof or interest therein, including such Lender’s rights, title, interests, remedies, powers, or duties thereunder, whether evidenced by a writing or not, to any bank or other financial institution.

10.	YIELD PROTECTION

10.1 LIBOR Basis Determination. If, with respect to any proposed LIBOR Loan for any LIBOR Loan Period, any Lender determines that deposits in Dollars (in the applicable amount) are not being offered to such Lender in the relevant market for such LIBOR Loan Period, then such Lender shall give notice thereof to Borrower (with a copy of such notice to Agent), whereupon the obligations of such Lender to make LIBOR Loans shall be suspended until such Lender notifies Borrower (with a copy of such notice to Agent) that the circumstances giving rise to such situation no longer exist.

10.2 Illegality. If any (a) Applicable Law or any Change in Law, (b) interpretation or change in interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, shall make it unlawful or impossible for such Lender to make, maintain, or fund any LIBOR Loans, then such Lender shall give notice thereof to Agent and Borrower. Upon receipt of such notice, Borrower shall repay in full the then outstanding principal amount of each affected LIBOR Loan, together with accrued interest thereon, either (i) on the last day of the then current LIBOR Loan Period applicable to such LIBOR Loan if such Lender may lawfully continue to maintain and fund such LIBOR Loan to such day or (ii) immediately if Lender determines it may not lawfully continue to fund and maintain such LIBOR Loan to such day. Concurrently with repaying each affected LIBOR Loan, Borrower shall borrow a Reference Rate Loan (or another type of LIBOR Loan, if available) from Lenders, and Lenders shall make such Loan in an amount such that the outstanding principal amount of the Loans immediately following such repayment shall equal the outstanding principal amount of the Loans immediately prior to such repayment.

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10.3 Increased Costs.

(a) If any Applicable Law or any Change in Law, or any interpretation or change in interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any request or directive (whether or not having any such authority) by any Governmental Authority, central bank, or comparable agency:

(1) shall subject such Lender to any tax, duty, or other charge with respect to its obligation to make LIBOR Loans, or its LIBOR Loans, or shall change the basis of taxation of payments to such Lender of the principal of or interest on its LIBOR Loans or in respect of any other amounts due under this Agreement in respect of its LIBOR Loans or its obligation to make LIBOR Loans (in each case, other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or

(2) shall impose, modify, or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any LIBOR Loan any such requirement included in any applicable LIBOR Reserve Percentage), special deposit, capital adequacy, assessment, or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by such Lender, or shall impose on such Lender or the London interbank borrowing market any other condition affecting its obligation to make such LIBOR Loans or its LIBOR Loans;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such LIBOR Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under the Revolving Loan Notes with respect thereto, and such increase is not given effect in the determination of LIBOR Basis, then, on the earlier of demand by such Lender (with a copy of such demand to Agent) or the Commitment Maturity Date, Borrower shall pay to Agent, for the benefit of such Lender, such additional amount or amounts as will compensate such Lender for such increased costs. Each Lender will promptly notify Agent, who will promptly notify Borrower, of any event of which it has knowledge, occurring after the date hereof, that will entitle such Lender to compensation pursuant to this Section 10.3 and such Lender will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise disadvantageous to it.

(b) A certificate of any Lender claiming compensation under this Section 10.3 and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section 10.3, Borrower may at any time, upon at least five (5) Business Days’ prior notice to Agent, prepay in full the then outstanding affected LIBOR Loans, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Sections 1.10, 10 and 11.3(g). Concurrently with prepaying such LIBOR Loans, Borrower shall borrow a Reference Rate Loan, or a LIBOR Loan not so affected, from Lenders, and Lenders shall make such Loan in an amount such that the outstanding principal amount of the Loans immediately following such prepayment shall equal the outstanding principal amount of the Loans immediately prior to such prepayment.

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10.4 Effect On Other Loans. If notice has been given pursuant to Sections 10.1, 10.2 or 10.3 suspending the obligation of any Lender to make any LIBOR Loan, or requiring LIBOR Loans to be repaid or prepaid, then, unless and until Agent notifies Borrower that the circumstances giving rise to such repayment no longer applies, all LIBOR Loans that would have been made by such Lender shall be made instead as Reference Rate Loans.

10.5 Capital Adequacy. If, after the date hereof, any Lender (or any Affiliate of any Lender) shall have reasonably determined that the adoption of any Applicable Law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any Change in Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Affiliate of any Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender (or any Affiliate of such Lender) as a consequence of any of such Lender’s Revolving Credit Facility or obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Lender (or Affiliate of such Lender) with respect to capital adequacy immediately before such adoption, change or compliance and assuming that the capital of such Lender (or Affiliate of such Lender) was fully utilized prior to such adoption, change or compliance), then, upon demand by such Lender (with a copy of such demand to Agent), Borrower shall immediately pay to Agent, for the benefit of such Lender, such additional amounts as shall be sufficient to compensate such Lender for any such reduction actually suffered; provided, that there shall be no duplication of amounts paid to such Lender pursuant to this sentence and Section 10.3. A certificate of such Lender setting forth the amount to be paid to such Lender by Borrower as a result of any event referred to in this Section 10.5 shall, absent manifest error, be deemed final, binding and conclusive upon Borrower.

10.6 Federal Reserve System/Wire Transfers. The obligation of Lenders or Agent, on behalf of Lenders, to make any Loan by wire transfer to Borrower or any other Person shall be subject to all Applicable Laws, including the policy of the Board of Governors of the Federal Reserve System on Reduction of Payments System Risk as in effect from time to time. Borrower acknowledges that such laws, regulations and policy may delay the transmission of any funds to Borrower.

10.7 Replacement of Lender.

(a) If (i) any Lender requests compensation under Sections 10.3 or 10.5, or Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of the Lender pursuant to Section 1.11 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 10.7(b), (ii) any Lender does not approve any consent, waiver or amendment that requires the approval of all or all affected Lenders and has been approved by the Requisite Lenders (a “Non-Consenting Lender”), or (iii) any Lender is a Defaulting Lender, then Borrower may, at its option and at its sole expense and effort, within 15 days after the occurrence of such event or receipt by Borrower of such notice and demand, notify Agent and such Lender of its intention to replace such Lender. So long as no Default or Event of Default shall have occurred and be continuing, Borrower may obtain, at Borrower’s sole expense, a Replacement Lender for such Lender, which Replacement Lender must comply with the requirements of Section 8.1. If Borrower obtains a Replacement Lender within 90 days following notice of its intention to do so, such Lender must sell, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 8.1, all of its interests, rights (other than its existing rights to payments pursuant to Section 10.3, 10.5 or 1.11) and obligations (including Commitments) under this Agreement and the related Loan Documents to a Replacement Lender that is a Qualified Assignee (for an amount equal to the principal balance of all Loans held by

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such Lender and all accrued interest and fees with respect thereto through the date of such sale) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) provided that:

(1) Borrower shall have paid to Agent the assignment fee (if any) specified in Section 8.1;

(2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts);

(3) in the case of any such assignment resulting from a claim for compensation under Section 10.3 or Section 10.5 or payments required to be made pursuant to Section 1.11, such assignment will result in a reduction in such compensation or payments thereafter;

(4) such assignment does not conflict with Applicable Law; and

(5) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and

(6) Borrower shall have reimbursed such Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment.

Notwithstanding the foregoing, Borrower shall not have the right to obtain a Replacement Lender if such Lender rescinds its demand for increased costs or additional amounts, approves the consent, waiver or amendment at issue, or ceases to be a Defaulting Lender, within 15 days following its receipt of Borrower’s notice of intention to replace such Lender. Furthermore, if Borrower gives a notice of intention to replace and does not so replace such Lender within 90 days thereafter, Borrower’s rights under this Section 10.7 shall terminate and Borrower shall promptly pay all increased costs or additional amounts demanded by such Lender pursuant to Sections 1.11, 10.3 and 10.5.

(b) If any Lender requests compensation under Sections 10.3 or 10.5, or Borrower is required to pay any additional amount to the Lenders or any Governmental Authority for the account of the Lender pursuant to Section 1.11, then such Lender shall (at the request of Borrower) use reasonable efforts (which shall not require such Lender to take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be material) to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 1.11, 10.3 or 10.5, as the case may be, in the future, and (ii) in each case, would not subject the Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Lender in connection with any such designation or assignment.

11.	MISCELLANEOUS

11.1 Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter

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hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by written agreement signed by Agent, the Requisite Lenders, Borrower and each other Person executing this Agreement or any other Loan Document, as applicable.

11.2 Amendments and Waivers.

(a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination, or waiver of any provision of this Agreement, any of the other Loan Documents, or any of the Revolving Loan Notes, or any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and Agent, with the written approval of the Requisite Lenders or all Lenders, as applicable. Except as set forth in clauses (b), (c) or (e) below, all such amendments, modifications, terminations, or waivers requiring the consent of any Lender shall require the written consent of the Requisite Lenders.

(b) No amendment, modification, termination, or waiver of, or consent with respect to, any provision of this Agreement that (i) increases the percentage advance rates set forth in the definition “Borrowing Base”, (ii) makes less restrictive the nondiscretionary criteria for exclusion from Eligible Notes Receivable or Eligible Loan Paper, or (iii) waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan, shall be effective unless the same shall be in writing and signed by Agent, Borrower, and each Lender.

(c) No amendment, modification, termination, or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby, do any of the following: (i) increase the principal amount of any Lender’s Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on, or fees payable with respect to, any Loan of any affected Lender; (iii) extend the Commitment Maturity Date or any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend, or postpone any payment of interest or fees as to any affected Lender; (v) release any Guarantor or, except as otherwise permitted herein or in the other Loan Documents, permit Borrower to sell or otherwise dispose of any Collateral with a value exceeding $10,000,000 in the aggregate (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; (vii) amend the application of payments provisions of Section 1.12 or the application of proceeds provisions of Section 7.4; and (viii) amend or waive this Section 11.2 or the definitions of the term “Requisite Lenders” insofar as such definitions affect the substance of this Section 11.2. Furthermore, (A) no amendment, modification, termination, or waiver affecting the rights or duties of Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent in addition to Lenders required hereinabove to take such action and (B) any provision of this Agreement setting forth rights and duties of Lenders vis-à-vis each other or the rights and duties of Lenders vis-à-vis Agent may be modified by Lenders and Agent without the consent of Borrower. Each amendment, modification, termination, or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination, or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination, or waiver of any provision of any Revolving Loan Note shall be effective without the written concurrence of the holder of that Revolving Loan Note. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver, or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Revolving Loan Notes at the time outstanding and each future holder of the Revolving Loan Notes.

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(d) If, in connection with any proposed amendment, modification, waiver, or termination:

(1) requiring the consent of all Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained;

(2) requiring the consent of Requisite Lenders, the consent of Lenders holding more than 50% of the aggregate Commitments is obtained, but the consent of Requisite Lenders is not obtained;

then, so long as Agent is a consenting Lender, at Borrower’s request Agent or a Person acceptable to Agent shall have the right with Agent’s consent and in Agent’s sole discretion (but shall have no obligation) to purchase from such non-consenting Lenders, and such non-consenting Lenders agree that they shall, upon Agent’s request, sell and assign to Agent or such Person, all of the Commitments of such non-consenting Lenders for an amount equal to the principal balance of all Loans held by such non-consenting Lenders and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

(e) Notwithstanding anything to the contrary in this Section 11.2:

(1) with respect to any increase in the Commitment pursuant to Section 1.17, such increase may be effected by an Accession Agreement executed only by Borrower, Agent, and the applicable Acceding Lender;

(2) Agent is authorized by the Lenders to enter into amendments, supplements or modifications to this Agreement or any other Loan Document to which it is a party, with Borrower, for the purpose of: (A) reflecting additional Collateral provided under the Loan Documents or effecting releases of Collateral, or taking such further actions in respect of the Collateral Documents as contemplated hereunder and thereunder, or (B) curing any typographical error, incorrect cross-reference, defect in form, inconsistency, omission or ambiguity herein or therein (without any further consent, approval or authorization by the Lenders);

(3) Agent is authorized by the Lenders to give notices, consents, confirmations, acknowledgments, approvals and other notices in respect of the Possessory Collateral Agreement; and

(4) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

11.3 Reimbursement and Expenses. Borrower will promptly pay:

(a) all costs and out-of-pocket expenses of Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement, the Revolving Loan Notes and the other Loan Documents, including all post-closing matters, and the transactions contemplated hereunder and thereunder and the making of the Loans, including, outside auditor costs, appraisal costs, insurance

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premiums, recording and filing fees, and intangible, documentary stamp and other taxes and the reasonable attorneys’ fees and disbursements of counsel for Agent and the reasonable, allocated costs for services of internal counsel for Agent in connection therewith;

(b) all costs and out-of-pocket expenses of Agent in connection with the administration, making, or monitoring of the Loans and this Agreement and the other Loan Documents in accordance with the provisions thereof, the provision of the services of the type described in Section 5.3, the restructuring and refinancing of the transactions herein and therein contemplated, and the preparation, negotiation, execution, and delivery of any waiver, amendment, or consent by Agent relating to this Agreement or the other Loan Documents, including, the reasonable attorneys’ fees and disbursements of counsel for Agent and the reasonable allocated costs for services of internal counsel for Agent and a fee to compensate Agent for any such waiver, amendment or consent;

(c) all of Agent’s and Lenders’ costs and out-of-pocket expenses of obtaining performance under this Agreement or the other Loan Documents and collection of the Obligations, in any arbitration, mediation, legal action or proceeding (including any case or proceeding under any Debtor Relief Laws), which, in each case, shall include reasonable fees and expenses of counsel for Agent and Lenders and the reasonable allocated fees and disbursements for the services of internal counsel for Agent and Lenders;

(d) all reasonable fees, costs and out-of-pocket expenses of Agent and the Lenders in connection with the forwarding to Borrower or any other Person on behalf of Borrower by Agent or any Lender of the proceeds of any of the Loans (including by wire transfer);

(e) all costs and out-of-pocket expenses of Agent in connection with the evaluation, observation, appraisal or assessment of any of the Collateral, Borrower and its Subsidiaries or their respective affairs; and

(f) whenever Agent or any Lender sustains or incurs any losses or out-of-pocket expenses in connection with (1) the failure by Borrower to borrow or reborrow any LIBOR Loan, or reborrow any Loan as a LIBOR Loan, in each case, after having given notice of its intention to borrow in accordance with Sections 1.1 and 1.2 (whether by the election of Borrower not to proceed or the failure to satisfy of any of the conditions set forth in Section 2), or (2) prepayment of any LIBOR Loan in whole or in part, then Borrower shall pay to Agent, for the benefit of Agent and Lenders, upon the earlier of Agent’s demand or the Commitment Maturity Date an amount sufficient to compensate Agent and Lenders for all such losses and out-of-pocket expenses. Agent’s good faith determination of the amount of such losses and out-of-pocket expenses, shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. Losses subject to reimbursement under this Agreement shall include expenses incurred by Agent, Lenders, or any participant of Agent or any Lender permitted under this Agreement in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of Agent or any Lender or any participant of Agent or any Lender over the remainder of the LIBOR Loan Period for such prepaid LIBOR Loan.

11.4 Indemnity.

(a) Borrower shall indemnify and hold each Indemnified Person, harmless, from and against any Claim that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended or not extended under this Agreement and the other Loan Documents or otherwise in connection with or arising out of this Agreement, the other Loan Documents, or the transactions contemplated hereunder or thereunder, including any Claim for Environmental Liabilities and Costs and legal costs and expenses of disputes between the parties to this Agreement,

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except to the extent that any such Claim resulted solely from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH ANY SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED OR NOT EXTENDED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

(b) In any suit, proceeding or action brought by Agent, on behalf of Agent or Lenders, or any Lender relating to any item of Collateral or any amount owing hereunder, or to enforce any provision of any item of Collateral, Borrower shall, save, indemnify and keep Agent and each Lender harmless from and against all expense, loss or damage suffered by reason of such action or any defense, setoff, or counterclaim asserted for any reason by the other party or parties to such litigation and however arising. All obligations of Borrower with respect to any item of Collateral shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against Agent or any Lender. This Section 11.4 shall survive the Termination Date.

11.5 No Waiver. Neither Agent’s nor any Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of any Loan Document, nor Agent’s or any Lender’s failure to exercise, nor any delay in exercising, any right, power or privilege under this Agreement, (a) shall waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. Any suspension or waiver of a Default, Event of Default, or other provision under the Loan Documents must be in writing signed by an authorized employee of Agent and the Requisite Lenders to be effective and shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy that Agent or any Lender would otherwise have had on any future occasion.

11.6 Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of any Loan Document shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower and all rights of Agent and Lenders, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the reimbursement and expense provisions of Section 11.3, the indemnity provisions of Section 11.4, the governing law and venue provisions of Section 11.12 and the jury trial waiver of Section 11.13 shall all survive the Termination Date.

11.7 Conflict of Terms. Except as otherwise provided in any Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

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11.8 Notices.

(a) All notices and other communications under this Agreement and the other Loan Documents shall be in writing and shall be deemed to have been given three days after deposit in the United States mail, first class mail, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or when sent out by facsimile transmission (with such facsimiles promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 11.8), addressed to the party to which such notice is directed at its address determined as provided in this Section 11.8. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

(1)	if to Borrower:

Hercules Technology Growth Capital, Inc.

400 Hamilton Ave, Suite 310

Palo Alto, California 94301

Attention: Chief Financial Officer

Facsimile No.: (650) 473-9194

(2)	if to Agent:

MUFG Union Bank, N.A., as Agent

601 East Potrero Grande Drive

Monterey Park, California 91754

Attn: Commercial Loan Operations

Facsimile No.: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, California 95113

Attention: J. William Bloore and James B. Goudy

Facsimile: (408) 280-7163

(3) if to any Lender, at such Lender’s address set forth on Schedule C, as amended or replaced from time to time (each a “Lender’s Office”).

(b) Any party to this Agreement may change the address to which notices shall be directed under this Section 11.8 by giving 10 days’ written notice of such change to the other parties.

11.9 Section Titles. The section titles and table of contents contained in this Agreement and any other Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

11.10 Counterparts. Each Loan Document may be executed in any number of identical counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute a single instrument or agreement. Delivery of an executed counterpart of a signature page to this Agreement or any other Loan Document by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

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11.11 Time of the Essence. Time is of the essence for payment and performance of the Obligations.

11.12 GOVERNING LAW; VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG BORROWER, ANY LENDER, AND AGENT PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, EACH LENDER, AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO COUNTY, CALIFORNIA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT FOR THE BENEFIT OF ITSELF AND LENDERS. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 11.8 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

11.13 DISPUTES. TO THE EXTENT PERMITTED BY LAW, IN CONNECTION WITH ANY CLAIM, CAUSE OF ACTION, PROCEEDING OR OTHER DISPUTE CONCERNING THE LOAN DOCUMENTS (EACH A “CLAIM”), THE PARTIES TO THIS AGREEMENT EXPRESSLY, INTENTIONALLY, AND DELIBERATELY WAIVE ANY RIGHT EACH MAY OTHERWISE HAVE TO TRIAL BY JURY. IN THE EVENT THAT THE WAIVER OF JURY TRIAL SET FORTH IN THE PREVIOUS SENTENCE IS NOT ENFORCEABLE UNDER THE LAW APPLICABLE TO THIS AGREEMENT, THE PARTIES TO THIS AGREEMENT AGREE THAT ANY CLAIM, INCLUDING ANY QUESTION OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE STATE LAW APPLICABLE TO THIS AGREEMENT. THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE COURT SHALL APPOINT THE REFEREE. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO

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THE COURT. NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY, UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH. THE PARTIES ACKNOWLEDGE THAT IF A REFEREE IS SELECTED TO DETERMINE THE CLAIMS, THEN THE CLAIMS WILL NOT BE DECIDED BY A JURY.

11.14 Confidentiality. Agent and each Lender agrees, as to itself, to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender, as the case may be, applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to it by Borrower, and designated as confidential, except that Agent and Lenders may disclose such information (a) to persons employed by, or professionals engaged by, Agent or a Lender; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.14 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any governmental authority or reasonably believed by Agent or any Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, required by law; (e) in connection with the exercise of any right or remedy under the Debt Documents or in connection with any litigation to which Agent or such Lender is a party or bound that relates to this Agreement, any other Debt Document or the transactions contemplated hereby or thereby; or (f) that ceases to be confidential through no fault of Agent or such Lender. In addition, Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

11.15 Patriot Act Notice. Agent and Lenders hereby notify Borrower that pursuant to the requirements of the Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), they are required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Agent and Lenders to identify Borrower in accordance with the Patriot Act.

11.16 Effect of Amendment and Restatement. This Agreement is intended to and does completely amend, restate, supercede and replace, without novation, the Original Agreement; provided, however, the execution and delivery of this Agreement shall not, in any manner or circumstance, be deemed to be a novation of or to have terminated, released, extinguished, or discharged any of Borrower’s Obligations under the Original Agreement or any Liens granted under or in connection with the Original Agreement or the other Loan Documents, all of which are hereby ratified and confirmed and shall continue under and shall hereafter be evidenced and governed by this Agreement and the other Loan Documents.

[Remainder of Page Left Blank]

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IN WITNESS WHEREOF, this Second Amended and Restated Loan and Security Agreement has been duly executed as of the date first written above.

BORROWER:	HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

	By:	/s/ Jessica Baron

	Name:	Jessica Baron

	Title:	Chief Financial Officer

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AGENT:	MUFG UNION BANK, N.A., as Agent

	By:	/s/ James B. Goudy
James B. Goudy
	Title:	Director

LENDER:	MUFG UNION BANK, N.A., as Lender

	By:	/s/ James B. Goudy
James B. Goudy
	Title:	Director

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

SCHEDULE A—DEFINITIONS AND RULES OF CONSTRUCTION

(a) In addition to the defined terms appearing in the Agreement, capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

“Acceding Lender” has the meaning set forth in Section 1.17.

“Accepted Servicing Practices” means the servicing practices and collection procedures of Borrower that are in accordance with the applicable Loan Paper and Applicable Law and which are consistent with the higher standard of (i) customary servicing practices of prudent institutions which service loans or other financial assets similar to the Pledged Loan Paper for their own account or for the account of others and (ii) the same care, skill, prudence and diligence with which Borrower services and administers loans or other financial assets which are similar to the Pledged Loan Paper, for its own account or for the account of others.

“Accession Agreement” has the meaning set forth in Section 1.17.

“Account Debtor” means any Person who may become obligated, directly or indirectly, to any Person under, with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a Payment Intangible) and obligor, debtor or other any Person who is obligated, directly or indirectly, on or under, or is a party to, any Loan Paper or Note Receivable.

“Account Debtor Collateral” means the assets and properties of each Account Debtor subject to, or purportedly subject to, any Lien in favor of Borrower arising under or in connection with any Loan Paper or otherwise securing payment of any Note Receivable or obligations under Loan Paper, including without limitation intellectual property rights.

“Accounts” means all “accounts,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of such Person’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of such Person’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due or to become due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), (e) all health care insurance receivables, and (f) all collateral security of any kind, given by any Person with respect to any of the foregoing. “Accounts” includes, without limitation, all amounts owed with respect to Notes Receivable.

“ACH Account” means the account designated in writing by Borrower and Agent as the ACH Account for purposes of this Agreement in the name of Borrower maintained at Bank.

“ACH Transactions” means any cash management or related services provided by a Bank Product Provider to Borrower, including the automatic clearing house transfer of funds by a Bank Product Provider for the account of Borrower pursuant to any agreement or overdrafts.

“Affiliate” means, with respect to any Person: (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 10% or more of the Stock having ordinary voting power in the election of directors of such Person; (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; (c) each of such Person’s officers, directors, joint venturers, partners and Subsidiaries; or (d) with respect to Borrower, each Related Person. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agent” means MUFG Union Bank, N.A., as agent for Lenders, or its successors appointed pursuant to Section 8.8.

“Agreement” means the Second Amended and Restated Loan and Security Agreement to which this Schedule A is attached or otherwise identified.

“Applicable Law” means, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts, tribunals and arbitrators in proceedings or actions to which the Person in question is a party or by which it or its properties are bound or affected.

“Applicable LIBOR Margin” means, as of any time of determination two and one-quarter of one percent (2.25%).

“Applicable Reference Rate Margin” mean, as of any time of determination, the greater of (a) one percent (1.00%), and (b) four percent (4.00%) minus the Reference Rate then in effect.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Third-Party Appraiser” means any independent nationally recognized third-party appraisal firm engaged by Borrower, at its own expense, as part of its valuation procedures or any other third-party appraisal firm mutually agreed to between Borrower and Agent. It is understood and agreed that Lincoln Advisors shall be deemed to be an Approved Third-Party Appraiser.

“Asset Coverage Ratio” shall mean, on a consolidated basis for Borrower and its consolidated Subsidiaries, the ratio which the value of total assets, less all liabilities and indebtedness not represented by senior securities (all as determined pursuant to the Investment Company Act and any orders of the Securities and Exchange Commission issued to Borrower thereunder), bears to the aggregate amount of senior securities representing indebtedness of Borrower and its consolidated Subsidiaries.

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement, by and among a Lender and a Qualified Assignee of such Lender (with the consent of any party whose consent is required by Section 8.1), and accepted by Agent, in substantially the form of Exhibit G, or such other form as may be agreed to by Agent.

“Assignment of Note” means an Assignment of Note in the form attached to the Pledgeholder Agreement.

“Authorized Signatory” means such officer of Borrower as may be duly authorized and designated in writing by Borrower in its resolutions to execute documents, agreements, certificates and instruments on behalf of Borrower and to grant a Lien upon Borrower’s personal property.

“Bank” means MUFG Union Bank, N.A., and its successors and assigns.

“Bank Product Reserve” means, as of any date of determination, the amount of reserves that Agent has established (based upon its reasonable determination of the credit exposure of Borrower and its Subsidiaries in respect of then extant Bank Products) in respect of Bank Products then provided or outstanding.

“Bank Products” means any one or more of the following types of services or facilities extended to Borrower by a Bank Product Provider: (i) ACH Transactions; (ii) cash management, including treasury, depository, overdraft, debit card, electronic funds transfer, and controlled disbursement services; and (iii) Hedge Agreements.

“Bank Product Provider” means any Person that, at the time it provides or enters into any agreement to provide Bank Products to Borrower, is a Lender or an Affiliate of a Lender that has agreed to provide Bank Products to Borrower in reliance on such Lender’s agreement to indemnify such Affiliate.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. Sections 101 et seq.).

“Books and Records” means, with respect to any Person, all books, records, board minutes, contracts, licenses, insurance policies, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities.

“Borrower” means Hercules Technology Growth Capital, Inc., a Maryland corporation.

“Borrowing Availability” means, at any time, the lesser of (a) the Maximum Amount at such time, or (b) the Borrowing Base.

“Borrowing Termination Date” means August 14, 2016.

“Borrowing Base” means, as of any time of determination, the sum of, without duplication, (a) fifty percent (50%) of the Net Eligible Notes Receivable under Eligible Loan Paper that is Single Lender Loan Paper (and is not SBA-Related Loan Paper), plus (b) fifty percent (50%) of the of the lesser of (i) the Net Eligible Notes Receivable under Eligible Loan Paper that is SBA-Related Loan Paper and (ii) the lesser of (A) the amount equal to ten percent (10%) of the Maximum Amount at such time, and (B) Twenty Million Dollars ($20,000,000), plus (c) twenty-five percent (25%) of the lesser of (i) the Net Eligible Notes Receivable under Eligible Loan Paper that is Multi-Lender Loan Paper and (ii) the lesser of (A) the amount equal to ten percent (10%) of the Maximum Amount at such time, and (B) Twenty Million Dollars ($20,000,000), minus (d) the sum of (i) the Bank Product Reserve, and (ii) the aggregate amount of reserves, in any, established under Section 1.1(b).

“Borrowing Base Certificate” means a certificate delivered by Borrower to Agent pursuant to Section 5.1(a), which shall be substantially in the form of Exhibit E.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California or the state in which the principal office of Agent is located, are authorized or required to close, and in reference to LIBOR Loans means a Business Day that is also a day on which banks in the city of London are open for interbank or foreign exchange transactions.

“Capital Expenditures” means, with respect to any Person, all payments or accruals (including Capitalized Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

“Capital Lease” means any lease where the obligations to pay rent or other amounts thereunder constitute Capitalized Lease Obligations.

“Capitalized Lease Obligation” means, with respect to any Person, that portion of any obligation as lessee under a lease of (or other agreement conveying the right to use) real and/or personal property that is required to be capitalized on, or disclosed in a footnote to, the balance sheet of such Person in accordance with GAAP, and, for purposes of this Agreement, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP.

“Cash Equivalents” means (v) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (w) any readily-marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (x) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any entity organized under the laws of any state of the United States, (y) any U.S. dollar-denominated time deposit, insured certificate of deposit, money market account, overnight bank deposit or bankers’ acceptance issued or accepted by (i) a Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof or the District of Columbia, and (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) or (z) shares of any United States money market fund that has substantially all of its assets invested continuously in the types of investments referred to in clauses (v), (w), (x) or (y) above with maturities as set forth in the proviso below; provided, however, that the maturities of all obligations specified in any of clauses (v), (w), (x) and (y) above shall not exceed 365 days. For the avoidance of doubt, “Cash Equivalents” does not include (and Borrower is prohibited from purchasing or purchasing participations in) any auction rate securities or other corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a Dutch auction.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any one or more of the following:

(a) (i) Persons who are “interested persons” as defined in the Investment Company Act representing a majority of Borrower’s board of directors, or (ii) Manuel Henriquez, ceasing to hold the position of Borrower’s Chief Executive Officer and being actively engaged in making investment decisions for, and the day-to-day management of, Borrower, as determined by Agent, and he shall not be replaced with an individual satisfactory to Agent and the Requisite Lenders within thirty (30) days;

(b) any person or “group” becoming the “beneficial owner” (as such terms are defined under Sections 13d-3 and 13d-5 of and Regulation 13D under the Securities Exchange Act of 1934, as amended, except that a Person will be deemed to be the “beneficial owner” of all securities that such Person has the right or obligation to acquire, whether such right is exercisable immediately or only after the passage of time), either directly or indirectly, of twenty percent (20%) or more of the issued and outstanding shares of Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances;

(c) any Person (or group of Persons acting in concert) otherwise acquiring the power to direct the management or affairs of Borrower by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise in each case from and after the Closing Date;

(d) Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of its Subsidiaries; or

(e) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the Stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

“Charges” means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments and all additional charges, interest, penalties, expenses, or claims upon or relating to (a) the Collateral, (b) the Obligations, (c) the ownership or use of any assets by Borrower, or (d) any other aspect of Borrower’s business.

“Chattel Paper” means all “chattel paper,” as such term is defined in the UCC and including both tangible and electronic chattel paper, now owned or hereafter acquired by any Person, wherever located.

“Claim” means any and all: (a) suits, actions, or proceedings in any court or forum, at law, in equity or otherwise; (b) costs, fines, deficiencies, or penalties; (c) asserted claims or demands by any Person; (d) arbitration demands, proceedings or awards; (e) damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of collection, defense or appeal); (f) enforcement of rights and remedies; or (g) criminal, civil or regulatory investigations.

“Closing Date” means August 14, 2014.

“Collateral” means all of Borrower’s right title and interest in and to the following, wherever located and whether now existing or hereafter created or acquired: (a) all Notes Receivable and all related Loan Paper identified on any Borrowing Base Certificate, Loan Request, or Loan Supplement now existing or hereafter acquired, including without limitation any and all Notes Receivable and related

Loan Paper now or hereafter financed through a Loan under this Agreement, (b) all Collections, (c) the Lockbox, the ACH Account, the Collection Account, the Custodial Account, the Operating Account and all other deposit, investment and securities accounts in which Collections are deposited; (d) any and all property described in Section 6.1(c), (e) all Account Debtor Collateral, (f) all Accounts, deposits, Investment Property, Instruments, Documents, letters of credit, Letter of Credit Rights, Supporting Obligations, Commercial Tort Claims, Goods, Books and Records, General Intangibles, Chattel Paper pertaining to any of the foregoing, and (g) all products, profits, rents of, dividends and distributions on, accessions to, and all other Proceeds of the foregoing including any and all of the following to the extent constituting such Proceeds (whether now existing or hereafter acquired, tangible or intangible, and whether owned by, consigned to, or held by, or under the care, custody or control of Borrower): all money, cash, cash equivalents, Accounts, Deposit Accounts, other bank, securities, investment, commodity and deposit accounts, deposits, Investment Property, Inventory, Equipment, Fixtures, Goods, Chattel Paper, Documents, Loan Paper, Notes Receivable, Instruments, letters of credit, Letter of Credit Rights, Supporting Obligations, Commercial Tort Claims, Books and Records, General Intangibles (including all Intellectual Property, Claims, Payment Intangibles, contract rights, rights under or in respect of Hedge Agreements, choses in action, and Software) regardless of whether the Collateral, or any portion of it, is property as to which the UCC provides the perfection of a security interest, and all rights and remedies applicable to such property, but excluding in all events, Hazardous Materials.

“Collateral Documents” means all Loan Documents granting Liens to Agent, for the benefit of Agent and Lenders, to secure the Obligations or other rights with respect to the Collateral.

“Collection Account” means the cash collateral account designated in writing by Borrower and Agent as the Collection Account for purposes of this Agreement in the name of Borrower maintained at Bank.

“Collections” means (a) all cash collections or other cash proceeds received by Borrower from any source in payment of any amounts owed in respect of any Pledged Note Receivable, including, without limitation, interest collections, principal collections, fees and insurance proceeds, (b) all Recoveries and (c) any other cash, funds or other property received or receivable with respect to or in connection with any Pledged Note Receivable, Pledged Loan Paper or any related Account Debtor Collateral.

“Commercial Tort Claim” means all “commercial tort claims,” as such term is defined in the UCC, now owned or hereafter acquired by any Person.

“Commitment” means (a) as to any Lender, the aggregate commitment of such Lender to make Loans as set forth in Schedule C or in the most recent Assignment Agreement executed by such Lender, as the same may be reduced or increased from time to time pursuant to this Agreement or as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 8.1 and (b) as to all Lenders, the aggregate commitment of all Lenders to make Loans, which aggregate commitment shall be Seventy-Five Million Dollars ($75,000,000) as of the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with this Agreement.

“Commitment Maturity Date” means the earliest of (a) August 1, 2017, (b) the date on which the Lenders’ obligation to make Loans is terminated and the Obligations are declared to be due and payable or the Commitments are terminated pursuant to Section 7.2, and (c) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.17.

“Compliance Certificate” means a statement in reasonable detail certified by the chief financial officer of Borrower showing, among other things, the calculations used in determining compliance with the Financial Covenants under this Agreement, which shall be substantially in the form of Exhibit F.

“Control Letter” means a letter agreement between Agent and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of Borrower, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of Borrower, or (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by Borrower, whereby, among other things, the issuer, securities intermediary or futures commission merchant limits any Lien that it may have in the applicable financial assets in a manner reasonably satisfactory to Agent, acknowledges the Lien of Agent, for the benefit of Agent and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by Borrower.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Credit Policy” shall mean the investment policies and practices relating to Notes Receivable, Loan Paper and Account Debtor Collateral, specifically including underwriting, valuation, auditing and documentation guidelines, standard documentation, and portfolio management policies and procedures, in the form delivered to Agent and approved by Agent on or prior to the Closing Date, as amended, supplemented or otherwise modified from time to time with the prior written consent of Agent and the Requisite Lenders.

“Custodial Account” means the account designated in writing by Borrower and Agent as the Custodial Account for purposes of this Agreement in the name of Borrower maintained at Bank or such other bank trust account as designated in writing by Borrower with the consent of Agent.

“Custody Agreement” means the Custody Agreement in form and substance satisfactory to Agent, to be entered into not less than forty-five (45) days prior to (and as a condition precedent to) the initial Loan (or such shorter period as Agent may agree to in its sole discretion), by and between Bank, as custodian, and Borrower, as amended, modified, supplemented or restated from time to time; it being understood and agreed that in connection with the establishment of any Custodial Account, Borrower will enter into a new or supplemental Custody Agreement which shall require the consent of Agent.

“Daily Balance” means, as of any Business Day, (a) the aggregate outstanding amount of the Loans as of the beginning of such Business Day, plus (b) any new Loans advanced or incurred on such Business Day, minus (c) any payments or collections which are deemed to be made on such Business Day under the provisions of this Agreement.

“Debt Service Coverage Ratio” means, with respect to Borrower, on an unconsolidated basis, as at the last day of any Fiscal Quarter, the ratio determined by dividing (a) an amount equal to (i) the sum of (A) cash payments in respect of principal and interest received on account of Eligible Notes Receivable received by Borrower, for its own account and not as servicer of another Person, during the period of four Fiscal Quarters ending on such date, plus (B) the net cash proceeds received by Borrower from the sale and issuance of its Stock during such period of four Fiscal Quarters, minus (ii) all operating expenses of Borrower accrued or paid during such period of four Fiscal Quarters, minus (iii) all Restricted Payments made during such period of four Fiscal Quarters (other than issuance of common stock of Borrower in settlement of conversion of Notes Indebtedness), by (b) an amount equal to the sum of (i) one third (1/3) of the amount equal to the average Daily Balance during such period of four Fiscal Quarters, plus (ii) Interest Expense of Borrower during such period of four Fiscal Quarters ending on such date plus (iii) all Non-Regularly Scheduled Payments made during such period of four Fiscal Quarters in respect of Notes Indebtedness, including all payments in settlement of prepayment, conversion, repurchase, defeasance, redemption or other retirement of Notes Indebtedness.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

“Default Rate” means a per annum default rate equal to three percent (3%) in excess of the maximum interest rate(s) otherwise applicable to the Obligations from the date of the Event of Default.

“Defaulted Loan Paper” means any Loan Paper: (a) under which any Delinquent Note Receivable exists, (b) under which there exists a default in performance of any obligation (other than the payment of money) subject to applicable grace periods, (c) as to which Borrower has accelerated the date of payment all or any portion of the obligations thereunder or any related Note Receivable prior to their stated due date or maturity, (d) secured by Account Debtor Collateral for which Borrower has exercised, or provided a notice of intent to exercise, any of its rights or remedies as a secured party, (e) as to which any of the related Account Debtor Collateral has been repossessed or returned due to a material adverse change in the financial condition of the related Account Debtor, (f) where the related Account Debtor is subject to an event of the type described in Sections 7.1(e), (f) or (g) or has become unable to pay its obligations thereunder when due, (g) under which any Note Receivable or part thereof was or, consistent with the Credit Policy, would be written off as uncollectible, (h) all or any portion of which, or any related Note Receivable, has been converted into or exchanged for Stock, or (i) under which any Note Receivable or part thereof has been or, consistent with the Credit Policy, should be placed in “non-accrual” status in Borrower’s Books and Records.

“Defaulting Lender” means, subject to the last paragraph of Section 8.15, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Agent or Borrower, to confirm in writing to Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Laws, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the last paragraph of Section 8.15) upon delivery of written notice of such determination to Borrower and each Lender.

“Delinquent Note Receivable” means any Note Receivable with respect to which any payment owing thereunder remains outstanding and unpaid, in whole or in part, for more than thirty (30) days past the date it first became due and payable according to the original face and tenor of such Note Receivable or as extended in accordance with Borrower’s Credit Policy at a time when no default or event of default exists under such Note Receivable.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Person.

“DLA” means DLA Piper LLP (US).

“Documents” means all “documents,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

“Dollars” or “$” means lawful currency of the United States.

“Drawdown Date” means the date, which shall be a Business Day, on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with this Agreement.

“Eligible Loan Paper” means that Loan Paper which complies with each of the representations and warranties in Section 3.18, and in respect of which each of the following conditions is satisfied; provided that such criteria may be modified from time to time by Agent, in Agent’s Permitted Discretion; provided further, that so long as no Default or Event of Default has occurred and is continuing, Agent shall first notify and attempt to discuss with Borrower any such modification that Agent proposes to make to such criteria unless Agent, in its Permitted Discretion, believes that exigent circumstances justify the immediate modification of such criteria:

(a) (i) Such Loan Paper has been duly executed and delivered by the Account Debtor to Borrower in order to finance working capital or growth capital of the Account Debtor; (ii) such Loan Paper provides for the grant of a Lien on substantially all assets of such Account Debtor and the proceeds thereof to secure any obligations thereunder and under any related Note Receivable (provided that intellectual property assets of the Account Debtor may be excluded from the Account Debtor Collateral, consistent with the Credit Policy, so long as the collateral includes any and all rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, such intellectual property, the Account Debtor has covenanted in such Loan Paper to keep all intellectual property assets free and clear of Liens, including any Liens through the presence of any provision allowing such Liens to attach to such intellectual property upon the occurrence of any such event (unless in favor of Borrower), and if such intellectual property is owned by a wholly-owned subsidiary of such Account Debtor, the Account

Debtor has pledged to Borrower 100% of the Account Debtor’s capital stock (or other ownership interest) in such subsidiary, or 65% of such stock if a pledge of all such stock would result in material adverse tax consequences for such Account Debtor); (iii) such Loan Paper was entered into in the ordinary course of Borrower’s business and in accordance with the Credit Policy, and none of its terms, conditions or provisions have been amended, modified or waived in any manner inconsistent with the Credit Policy; (iv) such Loan Paper is in full force and effect and has not been materially modified, supplemented or amended in a manner other than in accordance with the Credit Policy; (v) the Account Debtor has no claim or defense against Borrower with respect to such Loan Paper or any obligations with respect thereto; (vi) the only originals of the promissory notes issued to Borrower in connection with such Loan Paper (or, if not the only original, the sole original for purposes of perfecting a security interest by possession which fact is clearly indicated on such promissory note) have been endorsed and delivered to Agent or the Pledgeholder; (vii) a complete, fully executed set of original copies of such Loan Paper been delivered to Agent or the Pledgeholder; (viii) such Loan Paper is owned exclusively by Borrower and Borrower’s rights in such Loan Paper are subject to a first priority Lien in favor of Agent, for the benefit of Agent and the Lenders; (ix) pursuant to the terms of such Loan Paper, none of the Account Debtor, any Working Capital Lender nor any SBA Affiliate (if applicable) need consent to such collateral assignment of, or grant of a Lien in, all or any portion of such Loan Paper or Borrower’s rights therein, in favor of Agent or otherwise; (x) such Loan Paper provides that the obligation of the Account Debtor to pay loan installment and other payments to Borrower or any assignee thereof is absolute and unconditional; (xi) the related Account Debtor has begun to make payments pursuant to such Loan Paper and no offsets, counterclaims or disputes exist between the Account Debtor and Borrower or, the Account Debtor and any SBA Affiliate or any Working Capital Lender; and (xii) pursuant to the terms and conditions of such Loan Paper, the Account Debtor has agreed to indemnify Borrower and its successors and assigns, for any losses and liabilities incurred or suffered by Borrower arising from (a) the matters contemplated by such Loan Paper, (b) any dispute between the Account Debtor and any third party, or (c) any contention that the Account Debtor has failed to comply with any law, rule, regulation, order or directive applicable the Account Debtor’s business; and (xiii) such Loan Paper does not contain any confidentiality provision which has the effect of or purports to restrict disclosure to Agent or the Lenders of data or other information related thereto or to any related Note Receivable, Account Debtor Collateral or Account Debtor;

(b) (i) The related Account Debtor Collateral, is owned exclusively by the Account Debtor under such Loan Paper free of all Liens other than Permitted Adverse Claims and Permitted Pari Passu Interests (in the case of Multi-Lender Loan Paper only); (ii) the Lien in favor of Borrower in the Account Debtor Collateral is (or upon disbursement of the loan to the Account Debtor will be) a duly perfected first priority Lien (subject only to Permitted Adverse Claims and Permitted Pari Passu Interests) as security for the loans and other extensions of credit evidenced by such Loan Paper and the Account Debtor’s other obligations to Borrower under such Loan Paper, which has not been pledged, encumbered or assigned by Borrower to any Person and there shall have been filed by Borrower appropriate UCC financing statements naming Borrower as the “secured party” and the Account Debtor as the “debtor” in order to perfect Borrower’s security interest in the Account Debtor Collateral; (iii) there shall have been filed by Borrower with respect to such Loan Paper appropriate UCC financing statements in order to perfect and preserve Agent’s first priority Lien on and security interest in Borrower’s rights to, and interests in, such Loan Paper; (iv) the Account Debtor Collateral is insured by the Account Debtor as required under the applicable Loan Paper and as required under the Credit Policy;

(c) If such Loan Paper is Multi-Lender Loan Paper or SBA-Related Loan Paper, (i) the aggregate lending commitments of all Working Capital Lenders and SBA Affiliates to the Account Debtor do not exceed fifty percent (50%) of the lending commitment of Borrower to such Account Debtor, (ii) the outstanding obligations owing to all Working Capital Lenders and SBA Affiliates from such Account Debtor do not exceed fifty percent (50%) of the outstanding obligations owing to Borrower from such Account Debtor; and (iii) such Working Capital Lenders and SBA Affiliates do not hold a Lien in any Account Debtor Collateral other than Permitted Pari Passu Interests;

(d) Agent has the right to assert all of the rights of Borrower under such Loan Paper;

(e) Such Loan Paper requires the Account Debtor to provide ongoing financial information to Borrower, including financial statements on not less than a quarterly basis, annual audited financial statements prepared by an independent third-party auditor, annual budgets and ongoing loan monitoring and covenant compliance certificates consistent with the Credit Policy;

(f) Such Loan Paper is not Defaulted Loan Paper and has never been Defaulted Loan Paper (other than temporary classification as Defaulted Loan Paper due solely to the existence of a Delinquent Note Receivable thereunder as to which the delinquency has been cured);

(g) Such Loan Paper contains terms, conditions, representations, warranties, covenants and events of default that are customary for commercial loan transactions, including provisions providing (i) that Borrower receive a separate promissory note representing its right to repayment by the Account Debtor, and (ii) in the case of SBA-Related Loan Paper, for pro rata (based on the amount of funds advanced by each of Borrower and the related SBA Affiliate to the Account Debtor pursuant to such Loan Paper) allocation to Borrower and the related SBA Affiliate of all payments from the Account Debtor and of all proceeds with respect to the disposition of the Account Debtor Collateral;

(h) There are no other lenders, co-lenders or agents under, or party to, such Loan Paper other than Borrower and one or more SBA Affiliates; and

(i) The Account Debtor under such Loan Paper has not issued, and is not obligated under, any other loan agreements or Notes Receivable that have been (a) sold, assigned or transferred by Borrower to a Special Purpose Subsidiary, (b) originated by a Special Purpose Subsidiary (other than an SBA Affiliate), (c) pledged as collateral by Borrower or any of its Affiliates to any other Person, or (d) financed under the Wells Fargo Facility, and similar facility or otherwise financed by any Person other than the Lenders hereunder or, in the case of SBA-Related Loan Paper, the Small Business Administration.

“Eligible Notes Receivable” means, subject to the next sentence, the outstanding principal amount of those Notes Receivable which comply with each of the representations and warranties in Section 3.18 hereof and each of the other representations and warranties relating to Eligible Notes Receivable contained herein and in the other Loan Documents, that are owned by Borrower in which Agent holds (and continuously maintains) a perfected first-priority security interest and that have been collaterally assigned to Agent (and in any event shall not include any unfunded commitment or other obligation of Borrower under any Loan Paper). Notwithstanding the foregoing, Eligible Notes Receivable shall not include a Note Receivable:

(a) if the proceeds of the loans, advances and other extensions of credit provided for under, or evidenced by, such Note Receivable have not yet been disbursed by Borrower to the Account Debtor or to an existing lender for the Account Debtor’s benefit in connection with the pay-off of an existing credit facility on such Account Debtor’s written instructions;

(b) if such Note Receivable does not evidence a commercial loan made to an unaffiliated Account Debtor in which venture capital firms, private equity groups or other institutional investors have an aggregate equity ownership of such Account Debtor of at least fifty percent (50%) on a fully-diluted basis;

(c) if any payment under such Note Receivable is more than thirty (30) days past due according to its terms or has been, or, consistent with the Credit Policy, should be, placed in “non-accrual” status in Borrower’s books;

(d) if such Note Receivable (i) is not approved, documented, managed and otherwise in conformance with Borrower’s Credit Policy, or (ii) is not evidenced by Borrower’s standard loan documents, or other documentation acceptable to Agent in its sole discretion;

(e) if such Note Receivable (i) has been modified or had its maturity extended in a manner that is not in compliance with the Credit Policy, or (ii) has had its maturity extended or otherwise been modified in accordance with the Credit Policy, and the aggregate outstanding principal amount of all Eligible Notes Receivable which have had their maturity extended or have otherwise been modified exceeds ten percent (10%) of the aggregate outstanding principal amount of all Eligible Notes Receivable at such time; provided, that only the amount in excess of such limit shall be considered ineligible;

(f) if such Note Receivable causes the aggregate outstanding principal amount of all Eligible Notes Receivable owing by any Account Debtor and its Affiliates, to exceed the lesser of (i) ten percent (10%) of the aggregate outstanding principal amount of all Eligible Notes Receivable at such time, or (ii) Twenty Million Dollars ($20,000,000); provided, that only the amount in excess of such limit shall be considered ineligible and such limit may be waived by Agent on a case by case basis in its sole discretion;

(g) if such Note Receivable causes the aggregate outstanding principal amount of all Eligible Notes Receivable owed by Account Debtors whose business activities fall within a single industry, as defined by the Standard Industrial Classification/NAIC classification (six-digit NAIC codes) then in effect, to exceed thirty-five percent (35%) of the aggregate outstanding principal amount of all Eligible Notes Receivable at such time; provided, that in each case only the amount in excess of such limit shall be considered ineligible;

(h) if such Note Receivable causes the aggregate outstanding principal amount of all Eligible Notes Receivable owed by Account Debtors that are rated Investment Grade 3 in accordance with Borrower’s Credit Policy then in effect, to exceed thirty-three percent (33%) of the aggregate outstanding principal amount of all Eligible Notes Receivable at such time; provided, that in each case only the amount in excess of such limit shall be considered ineligible;

(i) if such Note Receivable is owed by an Account Debtor that is rated Investment Grade 4 or Investment Grade 5 in accordance with Borrower’s Credit Policy then in effect;

(j) if such Note Receivable is owed by an Account Debtor that, based upon Borrower’s most-recent quarterly credit analysis and taking into account such Account Debtor’s anticipated positive or negative cash flow, does not have either (i) sufficient unrestricted cash on hand or committed availability under revolving lines of credit to allow such Account Debtor to service at least two (2) months of debt service under such Note Receivable or (ii) a signed commitment letter from a “qualified investor” to make an additional equity investment in such Account Debtor in an amount sufficient to allow such Account Debtor to service at least six (6) months of debt service under such Note Receivable (for purposes on this clause (j), “qualified investor” shall mean a venture capital firm on Borrower’s approved list, a private equity group, a strategic acquirer or other institutional investor acceptable to Agent in its Permitted Discretion;

(k) if such Note Receivable has an original term to maturity that is more than sixty (60) months after the date of issuance (including any period of interest only payments) or if such Note Receivable is not either fully amortizing in installments (which installments need not be in identical amounts) over such term or due in a single installment at the end of such term;

(l) if the related Account Debtor is the United States or any department, agency or instrumentality of the United States, or (ii) any state of the United States;

(m) if the related Account Debtor is subject to any event of the types described in Sections 7.1(e), (f) or (g) or has gone out of business, (ii) with respect to such Account Debtor on a particular date, at fair valuations, the sum of such Account Debtor’s assets is less than all of such Account Debtor’s debts or (iii) Borrower has received notice of an imminent insolvency proceeding of such Account Debtor or a material impairment of the financial condition of such Account Debtor;

(n) if such Note Receivable was originated by a lender other than Borrower;

(o) if such Note Receivable does not require current payments of the full amount of cash interest accruing on the full unpaid principal amount thereof on at least a quarterly basis; provided, that notwithstanding this clause (o), Notes Receivable that provide for payment-in-kind or accrual of a portion of such interest may be eligible so long as such payment-in-kind or accruing portion of such interest does not exceed twenty-five percent (25%) of the total interest then due;

(p) if such Note Receivable (i) is a Delinquent Note Receivable or relates to Defaulted Loan Paper, or (ii) unless waived by Agent on a case by case basis in its sole discretion, has been at any time a Delinquent Note Receivable or related to Defaulted Loan Paper;

(q) if the Account Debtor with respect to such Note Receivable is in the nuclear waste, natural resource, utility, or fishing vessel industry;

(r) if any of the proceeds of such Note Receivable were or are to be used for personal, family or household purposes;

(s) if Borrower’s interest in such Note Receivable represents only a participating interest or to the extent such Note Receivable is payable to another Person for its own account;

(t) if the Account Debtor with respect to such Note Receivable is an Affiliate of Borrower or a shareholder or employee or agent of Borrower or a member, employee or agent of any Affiliate of Borrower, or a member of the family of any of the foregoing;

(u) if such Note Receivable is payable other than in Dollars;

(v) if the Account Debtor with respect to such Note Receivable (i) does not maintain its chief executive office or principal residence in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof;

(w) if the Account Debtor has made a refundable deposit (not held in a separate escrow account), to the extent of such deposit;

(x) if such Note Receivable is subject to any offset, discount, counterclaim, contra-account, right of rescission, right of cancellation or any other defense (actual or asserted) of any kind or character;

(y) Agent or the Pledgeholder is not then in possession of each of the Required Asset Documents related to such Note Receivable;

(z) Agent has not received a copy of Borrower’s written investment memorandum with respect to the loan evidenced by such Note Receivable;

(aa) such Note Receivable is not subject to a valid and perfected first-priority Lien of Agent; or

(bb) if Agent in its Permitted Discretion deems such Note Receivable or any part thereof uncollectible.

Agent, on behalf of itself and the Lenders, reserves the right, at any time and from time to time after the Closing Date, with the consent of the Requisite Lenders, to establish and modify the criteria set forth in, or establish new criteria for, the definitions of “Eligible Loan Paper” and “Eligible Notes Receivable”, in its Permitted Discretion.

“Environmental Laws” means any and all Federal, state, local and municipal laws, regulations, statutes, ordinances or codes of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including, Hazardous Materials, as now or may at any time in the future be in effect.

“Environmental Liabilities and Costs” means all liabilities, losses, damages, costs and expenses in connection with any Release or threatened Release of any Hazardous Material.

“Environmental Permits” means all permits or licenses required by any Environmental Laws to operate Borrower’s business as conducted from time to time.

“Equipment” means all “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder, as in effect from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is a member of a “controlled group of corporations,” a group of trades or businesses under “common control,” or an “affiliated service group,” that includes Borrower, in each case, within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

“Event of Default” means any of the events specified in Section 7.1.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 10.7 or otherwise) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 1.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 1.11(g), and (d) any Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any law or regulation implementing an official governmental agreement with respect thereto.

“Federal Funds Rate” means for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) charged to Bank on such day on such transactions as determined by Agent.

“Fee Letter” means any confidential letter agreement between Borrower and Agent, entered into and as amended or modified from time to time.

“Fees” shall mean the Unused Line Fee, and such other fees as Borrower may, at any time and from time to time, agree to pay to Agent and/or the Lenders.

“Financial Covenants” means the financial covenants set forth in Section 3.24.

“Financial Statements” means the consolidated and consolidating income statement, balance sheet and statement of cash flows of Borrower internally prepared for each Fiscal Month, Fiscal Quarter, and audited for each Fiscal Year, as applicable, in each case prepared in accordance with GAAP including the notes and schedules thereto.

“Fiscal Month” means any of the monthly accounting periods of Borrower.

“Fiscal Quarter” means any of the quarterly accounting periods of Borrower.

“Fiscal Year” means the 12-Fiscal Month period of Borrower ending December 31, of each year. Subsequent changes to the Fiscal Year of Borrower shall not change the term “Fiscal Year” unless Agent shall consent in writing to such change.

“Fixtures” means all “fixtures” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located.

“Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“General Intangibles” means all “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any contract relating to an Account, all Payment Intangibles, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments, and other property in respect of or in exchange for pledged Stock, Investment Property or other equity interests, and rights of indemnification.

“Goods” means all “goods,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Goodwill” means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

“Governmental Authority” means the government of the United States of America or any other nation, or of political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, department or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Indebtedness” means, with respect to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation (“primary obligations”) of any other Person (the “primary obligor”) in any manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the holder of such primary obligation against loss in respect thereof. The amount of any “Guaranteed Indebtedness” at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

“Guarantor” means each guarantor of the Obligations.

“Guaranty” means a guaranty executed by a Guarantor in favor of Agent and the Lenders, in form satisfactory to Agent.

“Hazardous Material” means any substance, material or waste, the generation, handling, storage, treatment or disposal of which is regulated under any Environmental Law.

“Hedge Agreement” means any transaction, agreement or document now existing or hereafter entered into that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Hercules Funding II” means Hercules Funding II LLC a Delaware limited liability company.

“Indebtedness” of any Person means, at the time of computation thereof, all of the following (without duplication): (a) all indebtedness and liabilities of such Person for borrowed money, under repurchase agreements (whether on a recourse or non-recourse basis) or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds and bankers’ acceptances, in each case whether or not matured, but excluding obligations to non-Affiliate trade creditors incurred in the ordinary course of business and not more than 45 days past due and excluding deferred taxes); (b) all obligations and liabilities, whether or not for borrowed money (i) represented by notes payable or drafts accepted, in each case representing extensions of credit, or (ii) evidenced by notes, bonds, debentures or similar instruments; (c) all indebtedness created or arising under any conditional sale, other title retention agreements or other similar instruments with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all Capitalized Lease Obligations; (e) all Guaranteed Indebtedness; (f) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment), and all obligations of such Person as the issuer of any letters of credit or acceptances (whether or not the same have been presented for payment); (g) all liabilities under Hedge Agreements or in respect of Bank Products, in each case whether or not matured; (h) all Indebtedness referred to in clauses (a), (b), (c), (d), (e), (f) or (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (i) with respect to Borrower, the Obligations; and (j) all liabilities under Title IV of ERISA.

“Indemnified Person” means Agent, each Lender, and Agent’s and each Lender’s Affiliates and each of their respective employees, attorneys, consultants, representatives and agents and their respective successors and assigns.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Institutional Lender” means a bank, commercial or finance lender, leasing or equipment financiers and other leasing or lending institutions regularly engaged in the business of lending money or leasing personal property (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities).

“Instruments” means all “instruments,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than Instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means all of the following now owned or hereafter acquired by any Person: (a) patents, trademarks, trade dress, trade names, service marks, copyrights, trade secrets and all other intellectual property or Licenses thereof; and (b) all Proceeds of the foregoing.

“Interest Expense” means, with respect to any Person for any fiscal period, total consolidated interest expense (whether cash or non-cash) of such Person paid or deemed paid in respect of any Indebtedness during such period plus all Fees and other fees payable in respect of Hedge Agreements during such period, determined in accordance with GAAP, and shall in any event include, the amortization of debt discounts and the portion of any Capitalized Lease Obligation attributable to interest expense.

“Inventory” means all “inventory,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all goods, merchandise and other personal property held for sale or lease by any Person, or which is furnished by such Person under any contract of service or is held by such Person as raw materials, work or goods in process, finished goods, returned goods or materials and supplies of every nature used or consumed or to be used or consumed by such Person in the ordinary course of its business including all embedded software, whether now owned or hereafter acquired by such Person.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), purchases or other acquisitions of Indebtedness, Stock or all or substantially all of the assets of such Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Investment Grade Rating” means a Credit Rating of BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent or higher of either such rating by another Rating Agency.

“Investment Property” means all “investment property,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including (a) all securities, whether certificated or uncertificated, including Stock, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares, (b) all securities entitlements of such Person, including the rights of such Person to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts held by any Person, (d) all commodity contracts held by such Person, and (e) all commodity accounts held by any Person.

“IRC” means the Internal Revenue Code of 1986 as amended, together with the rules and regulations promulgated thereunder.

“IRS” means the United States Internal Revenue Service.

“Lender’s Office” has the meaning set forth in Section 11.8(a).

“Lenders” means, collectively, (a) MUFG Union Bank, N.A., as Bank and a Lender, (b) the other Lenders named on the signature page of this Agreement, (c) if any such Lender shall assign all or any portion of the Obligations or the Commitments in accordance with Section 8.1, any such assignee, (d) any Person who becomes a Lender pursuant to Section 1.17 and an Accession Agreement, and (e) each of their respective permitted successors and assigns.

“Letter of Credit Rights” means all “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

“LIBOR” means, for any LIBOR Loan Period, the rate determined by Agent to be the per annum rate (rounded upward to the nearest one-hundredth of one percent (1/100%)) at which Dollar deposits in immediately available funds and in lawful money of the United States would be offered to Agent, on behalf of Lenders, outside of the United States at approximately 11:00 a.m. (LIBOR time) three (3) Business Days before the first day of such LIBOR Loan Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the LIBOR Loan Period for, the LIBOR Loan sought by Borrower.

“LIBOR Basis” means a per annum interest rate equal to the quotient of (a) LIBOR divided by (b) one minus the LIBOR Reserve Percentage, stated as a decimal. The LIBOR Basis shall be rounded upward to the nearest one-sixteenth (1/16) of one percent (1/16%) and, once determined, shall remain unchanged during the applicable LIBOR Loan Period, except for changes to reflect adjustments in the LIBOR Reserve Percentage.

“LIBOR Loan” means a Loan that Borrower requests to be made as a LIBOR Loan or that is reborrowed as, or converted to, a LIBOR Loan, in each case in accordance with the provisions of Sections 1.1 and 1.2.

“LIBOR Loan Period” means, for each LIBOR Loan, each one, two or three month period, as selected by Borrower pursuant to Section 1.2, during which LIBOR applicable to such LIBOR Loan shall remain unchanged; provided, that (a) any applicable LIBOR Loan Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such LIBOR Loan Period shall end on the immediately preceding Business Day, (b) any applicable LIBOR Loan Period that begins on a day for which there is no numerically corresponding day in the calendar month during which such LIBOR Loan Period is to end shall (subject to clause (a) above) end on the last day of such calendar month, and (c) no LIBOR Loan Period shall extend beyond the Commitment Maturity Date.

“LIBOR Reserve Percentage” means the percentage in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not Lenders have any Eurocurrency Liabilities subject to such reserve requirement at such time. The LIBOR Basis for any LIBOR Loan shall be adjusted as of the effective date of any change in the LIBOR Reserve Percentage.

“License” means any license under any written agreement now owned or hereafter acquired by any Person granting the right to use any Intellectual Property or other license of rights or interests now held or hereafter acquired by any Person.

“Lien” means, with respect to any property, any security deed, mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

“Liquidity Ratio” means, with respect to Borrower on an unconsolidated basis, at any time, the ratio determined by dividing (a) the sum of (i) the amount of Borrower’s unrestricted cash and Cash Equivalents (valued at the lower of cost or fair market value) at such time plus (ii) an amount equal to 50% of the aggregate principal amount owed to Borrower under Notes Receivable owned solely by Borrower that are not subject to any Liens in favor of Agent or any other Person (other than Permitted Liens referenced in clause (c) of the definition thereof) at such time, by (b) the aggregate outstanding amount at such time of the Loans.

“Loan Party” means each of Borrower and each Guarantor.

“Loan Supplement” means a Loan Supplement in the form of Exhibit B.

“Loans” means the revolving loans extended to Borrower pursuant to Section 1.1(a).

“Loan Documents” means collectively, this Agreement, the Revolving Loan Notes, the Collateral Documents, the Possessory Collateral Agreement, the Custody Agreement, the Guaranties, if any, the Hedge Agreements, if any, and any and all other agreements, documents, or instruments (including financing statements) entered into in connection with the transactions contemplated by this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

“Loan Paper” means (a) a loan and security agreement between Borrower (and, if applicable, one or more SBA Affiliates) and an unaffiliated Account Debtor, as the borrower, pursuant to which Borrower (and, if applicable, the SBA Affiliates) have financed the working capital or growth capital of, such Account Debtor in the ordinary course of business of such Account Debtor for the Account Debtor’s business or commercial purposes, (b) the promissory notes payable to the order of Borrower by such Account Debtor issued in connection therewith (including all related Notes Receivable), (c) all contracts, security agreements, guaranties, assignments, mortgages, undertakings, purchase agreements, intercreditor and/or subordination agreements, Transaction Warrants, and other related documents, instruments and agreements executed or delivered in connection with any of the foregoing, including any agreement relating to the terms of payment or the terms of performance of any Account or Note Receivable, and (d) any and all schedules, exhibits, riders, amendments, modifications and supplements to the foregoing. For the sake of clarity, “Loan Paper” includes Single Lender Loan Paper, Multi-Lender Loan Paper and SBA-Related Loan Paper, as the context may require.

“Loan Request” has the meaning set forth in Section 1.1(d).

“Loans” means all loans and advances made by Agent or any Lender to or for the benefit of Borrower under this Agreement or under any of the Loan Documents, including the Loans.

“Material Adverse Effect” means a material change to or effect on (a) the business, assets, operations, liabilities (actual or contingent), prospects or financial or other condition of Borrower, individually, or of Borrower and its Subsidiaries, taken as a whole, or (b) the ability of Borrower to pay or perform in accordance with the terms of any of its agreements with Agent and Lenders, or (c) the validity or enforceability of the Loan Documents, or (d) the rights and remedies of Agent and Lenders under any of the Loan Documents.

“Material Contract” means any contract, agreement, lease, License, Instrument or other arrangement (other than, (a) Loan Documents, or (b) contracts or other agreements constituting Loan Paper), whether oral or written, to which Borrower is a party, as to which the breach, non-performance, cancellation, or failure to renew by any party thereto could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect.

“Maximum Amount” means Seventy Five Million Dollars ($75,000,000) as reduced or increased from time to time pursuant to the terms of this Agreement.

“Multi-Lender Loan Paper” means Loan Paper owing from an Account Debtor that has also obtained loans, advances or other extensions of credit from a Working Capital Lender.

“Net Borrowing Availability” means, at any time, the lesser of (a) the Maximum Amount and (b) the Borrowing Base, in each case less the aggregate outstanding amount at such time of the Loans.

“Net Eligible Notes Receivable” means, as of any time of determination, the aggregate unpaid and outstanding principal amount of all Eligible Notes Receivable (less any portions that are excluded based on the definition thereof) on such date, in each case without counting any payments that are owing to Persons other than Borrower or that are contingent on future conditions or events or that are speculative in nature.

“Note Receivable” means a promissory note evidencing a commercial loan made by Borrower in accordance with Borrower’s Credit Policy and secured by a Lien on property owned by the maker of such promissory note.

“Notes Indebtedness” means, collectively: (a) the Indebtedness described on Schedule 4.6(a) and any refinancings, renewals, extensions, or reopenings of such Indebtedness; provided that, in the case of such a refinancing, renewal, extension, or re-opening, the Specified Event Conditions have been satisfied; and (b) other unsecured Indebtedness of Borrower for borrowed money issued in one or more series of notes, bonds, debentures or similar instruments; provided that with respect to the Indebtedness described in this clause (b), in each case (i) the Specified Event Conditions have been satisfied with respect to each incurrence, issuance, assumption, renewal, extension, refinancing or re-opening of such Indebtedness; (ii) the maturity date for such Indebtedness and the first date on which any holder of such Indebtedness (or any agent, trustee or similar Person acting for such holder) may demand that such Indebtedness (or any portion thereof) be redeemed, repurchased, defeased, prepaid or accelerated or be “put” to Borrower shall occur no earlier than the date that is one hundred eighty (180) days after the Commitment Maturity Date (provided that notes evidencing such Indebtedness may be subject to the customary provisions requiring repurchase of notes upon the occurrence of a fundamental change, as defined therein); (iii) the financial covenants or undertakings of Borrower in connection with such Indebtedness are no more onerous or restrictive on Borrower or any of its Subsidiaries than those set forth herein; and (iv) nothing in the documentation related to such Indebtedness shall prohibit, restrict or impair the attachment, perfection or enforcement of, or the exercise of rights or remedies with respect to, Agent’s or any Lender’s Liens, now existing or created in the future, on any assets or properties of Borrower to the extent that Liens secure payment and performance of the Obligations.

“Obligations” means all loans, advances, debts, expense reimbursements, fees, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower arising under or in any way in connection with any Loan Document or otherwise with respect to any Loan or Bank Products, of any kind or nature, present or future, whether voluntary or involuntary, whether incurred directly or acquired by Agent or any Lender by assignment, assumption or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether or not evidenced by any note, agreement or other instrument, whether arising under this Agreement or any of the other Loan Documents (including any Hedge Agreement or other agreement for Bank Products), or under any other agreement between Borrower or any of its Subsidiaries and Agent or any Lender, whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorneys’ fees, and all covenants and duties regarding such amounts. “Obligations” includes, without limitation: (a) all principal, interest, fees, Taxes, expenses, attorneys’ fees and any other sum chargeable to Borrower under this Agreement or any of the other Loan Documents, and all principal, interest and other amounts due or owing in respect of the Loans, (b) all interest, fees and other amounts that accrue after the commencement by or against Borrower or any Affiliate thereof of any case or proceeding under any Debtor Relief Law, regardless of whether such interest and fees are allowed claims in such proceeding, and (c) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

“Original Closing Date” means November 2, 2011.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of Borrower pursuant to Section 10.7 or otherwise).

“Overadvance” means the amount, if any, by which the aggregate outstanding Loans at any time exceed Borrowing Availability at such time.

“Participant” has the meaning assigned to such term in clause (d) of Section 8.1.

“Participant Register” has the meaning specified in clause (d) of Section 8.1.

“Patriot Act” has the meaning given in Section 3.27.

“Payment Date” means the last day of each LIBOR Loan Period for a LIBOR Loan.

“Payment Intangibles” means all “payment intangibles” as such term is defined in the UCC, now owned or hereafter acquired by any Person.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Adverse Claims” means permitted Liens (excluding, however, liens relating to ERISA and Environmental Claims) on an Account Debtor’s right title and interest in and to Account Debtor Collateral, which Liens are junior and subordinate to those of Borrower in such Account Debtor Collateral to the extent such permitted Liens are consistent with the Credit Policy.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Dispositions” means (a) sales or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) the use or transfer of money or Cash Equivalents in connection with Permitted Investments in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (c) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (d) sales of a Note Receivable and related Loan Paper (other than Pledged Notes Receivable and Pledged Loan Paper) to and from Special Purpose Subsidiaries in the ordinary course of business, consistent with past practice, and without recourse to Borrower (other than customary obligations to repurchase ineligible Notes Receivable from Special Purpose Subsidiaries on terms substantially similar to those set forth in Section 3.05 of the Wells Fargo Sale and Servicing Agreement as in effect on the Original Closing Date), for fair consideration and reasonably equivalent value; provided that in each case, the Specified Event Conditions have been satisfied with respect to such sale, and (e) commercially reasonable sales, licenses, transfers, assignments and other dispositions of Account Debtor Collateral repossessed or acquired by Borrower, in accordance with applicable law, in the ordinary course of business in connection with a foreclosure or similar proceeding following a default under the Note Receivable secured by such Account Debtor Collateral.

“Permitted Indebtedness” means: (a) the Obligations; (b) Permitted Special Purpose Indebtedness of Special Purpose Subsidiaries and refinancings, renewals or extensions thereof, (c) Permitted Purchase Money Indebtedness; (d) Indebtedness set forth in Schedules 4.6(a) and 4.6(b); (e) Notes Indebtedness of Borrower and refinancings, renewals or extensions thereof (and including, for the sake of clarity, issuance of Notes Indebtedness in connection with the “re-opening” of an earlier offering); (f) endorsement of instruments or other payment items for deposit; and (g) refinancings, renewals, or extensions of Indebtedness permitted under clauses (c) and (d) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent’s judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower’s creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended (provided that the issuance of Notes Indebtedness in connection with the “re-opening” of an earlier offering shall be permitted), (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower, (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness, and (v) the Indebtedness that is refinanced, renewed, or extended is non-recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Permitted Investments” means (a) Investments in cash and Cash Equivalents; (b) (i) Investments constituting Permitted Dispositions of Notes Receivable to and from Special Purpose Subsidiaries, (ii) Investments by Borrower in its Subsidiaries in existence on the Closing Date, (iii) cash Investments, funded prior to the Closing Date, by Borrower in Hercules Technology III, L.P., Borrower’s Special Purpose Subsidiary that is licensed as a small business investment company under the Small Business Investment Act of 1958, as amended, in an aggregate amount not in excess of Fifty Million Dollars ($50,000,000), and (iv) other cash Investments in Special Purpose Subsidiaries in an aggregate amount during the term of this Agreement not to exceed Ten Thousand Dollars ($10,000); (c) Investments in negotiable instruments for collection; (d) advances made in connection with purchases of goods or services in the ordinary course of business; (e) commercial loans evidenced by a Note Receivable and related Loan Paper made in the ordinary course of business in accordance with the Credit Policy; and (f) Investments received in settlement of amounts due to Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to Borrower or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of Borrower or its Subsidiaries.

“Permitted Liens” means (a) Liens held by Agent, for the benefit of the Lenders; (b) Liens limited to assets of Special Purpose Subsidiaries securing Permitted Special Purpose Indebtedness; (c) Liens for unpaid taxes or assessments that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests; (d) Liens set forth on Schedule 4.7; (e) the interests of lessors under operating leases; (f) Liens that secure Purchase Money Indebtedness, including the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof; (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, that are junior to the security interest and Liens of Agent, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests; (h) Liens on amounts deposited in connection with obtaining worker’s compensation or other unemployment insurance; (i) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money; (j) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business; (k) Liens resulting from any judgment or award that is not an Event of Default hereunder; (l) rights of setoff imposed by law upon deposit of cash and cash equivalents in favor of banks or other depository institutions incurred in the ordinary course of business in deposit accounts maintained with such bank or depository institution to the extent permitted under this Agreement; and (m) Liens that are replacements of Liens referenced in clauses (a), (b), (d), (e), or (f) of this definition to the extent that the original Indebtedness is refinanced, renewed, or extended and constitutes Permitted Indebtedness and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Permitted Indebtedness.

“Permitted Pari Passu Interest” means a security interest in an Account Debtor’s right title and interest in and to Account Debtor Collateral either (a) granted to a Working Capital Lender engaged in the business of making or maintaining loans to venture capital-backed companies securing Account Debtor obligations and liabilities to such Working Capital Lender, or (b) granted to Borrower, as agent for an SBA Affiliate, under SBA-Related Loan Paper to secure the obligations and liabilities to such SBA Affiliate, in each case, so long as (i) such security interest(s) are subject to an intercreditor agreement or, in the case of SBA Affiliates only, a participation agreement, in each case, in form reasonably satisfactory to Agent (A) adjusting the relative priorities of Borrower’s and each other lender’s respective security interests in the Account Debtor Collateral such that their respective Liens shall be of equal or lesser priority, (B) that includes provisions regarding distribution of payments and proceeds of collection of Account Debtor Collateral no less favorable to Borrower than ratable distributions based on outstanding obligations and commitments (provided that such intercreditor agreements may provide that up to fifty percent (50%) of the initial proceeds of collection of Account Debtor Collateral may be paid to non-affiliated Working Capital Lenders until such time as the aggregate outstanding amount of obligations owing to such Working Capital Lenders are fifty percent (50%) of the outstanding obligations owing to Borrower, after which all further distributions shall be no less favorable to Borrower than ratable), and (C) in any event providing for a consent to Agent’s Lien in Borrower’s rights thereunder, and (ii) such security interest, and the transaction in which such security interest arose, is in compliance with Section 57 of the Investment Company Act.

“Permitted Protest” means the right of Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), Taxes (other than taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books and Records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $100,000.

“Permitted Special Purpose Indebtedness” means, collectively: (a) the Indebtedness described on Schedule 4.6(b) and any refinancings, renewals, extensions, or re-openings of such Indebtedness; provided that, in the case of such a refinancing, renewal, extension, or re-opening, the Specified Event Conditions have been satisfied; and (b) other Indebtedness of a Special Purpose Subsidiary; provided that, with respect to Indebtedness described in clause (b), the Specified Event Conditions have been satisfied with respect to each incurrence, issuance or assumption, renewal or refinancing of such Indebtedness; provided further that, with respect to Indebtedness described in clause (b) and any refinancing, renewal, extension, or re-opening of Indebtedness described in clause (a), in no event shall Borrower guaranty or be liable, or have recourse, directly or indirectly, contingently or otherwise, for any such Indebtedness (other than customary obligations to repurchase ineligible Notes Receivable from Special Purpose Subsidiaries on terms substantially similar to those set forth in Section 3.05 of the Wells Fargo Sale and Servicing Agreement as in effect on the Original Closing Date) or have any of Borrower’s assets subject to any Lien to secure such Indebtedness.

“Person” means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“Plan” means, with respect to Borrower, at any time, an employee benefit plan, as defined in Section 3(2) of ERISA, that Borrower maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by Borrower. With respect to an ERISA Affiliate of Borrower, Plan also means an employee benefit plan, as defined in Section 3(2) of ERISA that is subject to Title IV of ERISA.

“Pledged Account Agreement” means a tri-party pledged account agreement by and among Agent, Borrower who owns the relevant deposit or other bank account and a financial institution acceptable to Agent at which Borrower maintains such account.

“Pledged Loan Paper” means all Loan Paper relating to any Pledged Note Receivable, including, without limitation, any and all Loan Paper included in the Collateral or in which in which Agent or any Lender otherwise holds a Lien.

“Pledged Note Receivable” means each Note Receivable in which Agent, for the ratable benefit of itself and the Lenders, holds a Lien and all Accounts relating thereto, including, without limitation, any and all Notes Receivable included in the calculation of the Borrowing Base or referenced on a Borrowing Base Certificate.

“Pledgeholder” means Bank, in its capacity as custodian under the Custody Agreement, together with its successors or assigns in such capacity.

“Possessory Collateral Agreement” means the Possessory Collateral Agreement in form and substance satisfactory to Agent, to be entered into not less than forty-five (45) days prior to (and as a condition precedent to) the initial Loan (or such shorter period as Agent may agree to in its sole discretion), by and among Borrower, Agent and Bank, in its capacity as Pledgeholder, as amended, modified, supplemented or restated from time to time.

“Principal Debt” means, at any time of determination thereof, the aggregate unpaid principal balance of all Loans.

“Proceeds” means “proceeds,” as such term is defined in the UCC, including: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority); (c) any claim of any Person against third parties for past, present or future infringement or dilution of any Intellectual Property, or for injury to the goodwill associated with any Intellectual Property; (d) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

“Property” means any real property or personal property owned, leased or operated by Borrower or any of its Subsidiaries.

“Pro Forma Basis” means, with respect to any Specified Event, treatment of such Specified Event as though it had occurred on the last day of the most recently ended Fiscal Quarter (for determining pro forma compliance with any Financial Covenant) or the most recently ended Fiscal Month (for all other purposes), for which Borrower has delivered (or is then required to deliver) a Compliance Certificate in accordance with Section 5.1.

“Pro Rata Share” means, with respect to any Lender, with respect to the Loans, the percentage equal to (i) the Commitment of such Lender divided by (ii) the aggregate Commitments of all

Lenders, in each case as such percentages may be adjusted by assignments permitted pursuant to Section 8.1. If the Commitments have terminated or expired, the Pro Rata Shares shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

“Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Qualified Assignee” means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) Agent, any Lender, and any Affiliate (other than individuals) of a Lender and any Approved Fund, (e) so long as no Event of Default has occurred and is continuing, any other Person permitted to be an assignee under Section 8.1(d) (subject to such consents as may be required thereunder), and (f) during the continuation of an Event of Default, any other Person approved by Agent.

“Rating Agency” means S&P, Moody’s, or any other nationally recognized securities rating agency selected by Borrower and acceptable to Agent.

“Recipient” means (a) Agent, and (b) any Lender, as applicable.

“Recoveries” means, with respect to any Defaulted Loan Paper, proceeds of the sale of any Account Debtor Collateral, proceeds of any related insurance policy, and any other recoveries with respect to such Pledged Loan Paper, Pledged Note Receivable and Account Debtor Collateral, and amounts representing late fees and penalties, net of liquidation expenses and amounts, if any, received that are required to be refunded under Applicable Law to the Account Debtor.

“Reference 10-K” means the Form 10-K filed by Borrower with the Securities and Exchange Commission for the fiscal year ending December 31, 2013.

“Reference Rate” means, for any day, the variable per annum rate of interest equal to the higher of: (a) the Federal Funds Rate for such day plus one percent (1.0%), and (b) the rate most recently announced by Bank at its corporate headquarters as the “MUFG Union Bank, N.A. Reference Rate,” with the understanding that the “MUFG Union Bank, N.A. Reference Rate” is one of Bank’s index rates and merely serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest or best rate at which Bank calculates interest or extends credit. The Reference Rate shall be adjusted at the same time as any change in the “MUFG Union Bank, N.A. Reference Rate.” The Reference Rate, as adjusted, shall constitute the Reference Rate on the date when such adjustment is made and shall continue as the applicable Reference Rate until further adjustment.

“Reference Rate Loan” means a Loan which Borrower requests to be made as a Reference Rate Loan or a Loan which is reborrowed as, or converted to, a Reference Rate Loan, in accordance with the provisions of Sections 1.1 and 1.2.

“Register” has the meaning set forth in Section 8.1(b).

“Related Person” means (a) any individual employee, officer, director, shareholder, partner or member of Borrower or any Affiliate of Borrower, (b) any individual spouse, descendant or other individual related by blood or marriage to any officer, director, Stockholder, partner or member of Borrower or any Subsidiary of Borrower, or (c) any trust in which any such individual Related Person is a grantor, settlor or beneficiary.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment.

“Replacement Lender” means any Lender replacing an Lender pursuant to the terms of Section 10.7.

“Reportable Event” means the reportable events identified in Section 403 of ERISA for which notice to the PBGC has not been waived.

“Required Asset Documents” means each of the following with respect to any Note Receivable that Borrower seeks to qualify as an Eligible Note Receivable:

(a) the original Instrument evidencing such Note Receivable, duly executed by the applicable Account Debtor as maker and payable to the order of Borrower;

(b) a file-stamped copy of the related UCC financing statement(s) naming the applicable Account Debtor as the debtor and Borrower as secured party;

(c) the originals of all Transaction Warrants (if any) issued in connection with such Note Receivable, together with originals of all assignments or stock powers necessary to transfer all of such warrants to Borrower;

(d) the originals of all other agreements, documents, or instruments evidencing or securing such Note Receivable and the related Loan Paper;

(e) (i) an original Assignment of Note with respect to such Note Receivable, executed by Borrower to the order of Agent or in blank, (ii) an original Loan Supplement with respect to such Note and the related Loan Paper, duly executed by Borrower in favor of Agent, (iii) an original Assignment of Warrant or stock power with respect to each warrant referred to in clause (c) above, executed by Borrower in blank, and (iv) an original assignment with respect to all of Borrower’s rights under the documents and instruments referred to in clause (d) above, executed by Borrower in blank; and

(f) a completed UCC amendment for each UCC financing statement referred to in clause (b) above, assigning the secured party’s interest thereunder to Agent.

“Requisite Lenders” means (a) Lenders having more than 66 2/3% of the Commitments of all Lenders or (b) if the Commitments have been terminated, more than 66 2/3% of the aggregate outstanding amount of the Loans; provided that (i) if there are fewer than 3 Lenders in the syndicate, the percentage must be 100% and (b) the Commitments of any Defaulting Lender shall be disregarded in determining Requisite Lenders at any time.

“Restricted Payment” means (a) any declaration or payment of any dividend, distribution or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower’s, any Guarantor’s or any of their respective Subsidiaries’ Stock; (b)

any payment or distribution on account of the conversion, purchase, redemption, defeasance or other retirement of Borrower’s, any Guarantor’s or any of their respective Subsidiaries’ Stock (or warrants, options or rights to acquire Stock) or Indebtedness; or (c) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person; provided, that no payment to Agent, for the benefit of Agent and Lenders, or to any Bank Product Provider in respect of Bank Products shall constitute a Restricted Payment.

“Revolving Credit Facility” means the advances and other extensions of credit in connection with the Loans.

“Revolving Loan Note” means a Revolving Loan Note, substantially in the form of Exhibit A, to be executed by Borrower in favor of each requesting Lender evidencing the obligations to pay the Loans to such Lender.

“RIC” means a Person qualifying for treatment as a “regulated investment company” under the IRC.

“SBA Affiliates” means, collectively, each Special Purpose Subsidiary that is licensed as a small business investment company under the Small Business Investment Act of 1958, including HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership.

“SBA-Related Loan Paper” means Loan Paper under which both Borrower and one or more SBA Affiliates are lenders or co-lenders, under which the Account Debtor has issued Notes Receivable to both Borrower and one or more SBA Affiliates or as to which Borrower has granted a partial participation interest to an SBA Affiliate; provided that in all such arrangements Borrower shall act as controlling lender or agent with respect thereto, including acting as collateral agent with respect to all Account Debtor Collateral thereunder.

“Schedule of Documents” means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with this Agreement and the other Loan Documents and the transactions contemplated hereunder and thereunder, in the form attached as Schedule B.

“Single Lender Loan Paper” means Loan Paper Loan Paper owing from an Account Debtor that has not also obtained loans, advances or other extensions of credit from a Working Capital Lender.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Person, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Solvent” means, with respect to any Person as of a particular date, that on such date (a) such Person is generally able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or transaction, and is not about to engage in a business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, and (e) the aggregate fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the assets in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions) of the assets of such Person will exceed its debts and other liabilities (including contingent, subordinated, unmatured and unliquidated debts and liabilities). For purposes of this definition, “debt” means any liability on a claim, and “claim” means (i) a right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is an equitable remedy, is reduced judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

“Special Purpose Subsidiary” means a wholly-owned Subsidiary of Borrower, or a wholly-owned Subsidiary of a wholly-owned Subsidiary of Borrower, formed for the purpose of acquiring and holding Notes Receivable originated by Borrower, incurring Indebtedness from non-affiliated third party financial institutions or institutional lenders secured by such Notes Receivable consistent with past practice, which Subsidiary is used solely in connection with such transactions and for such purposes. For the avoidance of doubt, Hercules Technology II, L.P., Hercules Technology III, L.P., Hercules Funding II, LLC, Hercules Technology Funding, LLC, Hercules Capital Funding 2014-1 LLC and Hercules Capital Funding Trust 2014-1 are “Special Purpose Subsidiaries” for purposes of this Agreement.

“Specified Event” means, with respect to Borrower or its Subsidiaries, each of the following: (a) any incurrence, issuance, assumption, renewal, extension or refinancing of Indebtedness, (b) any payment, prepayment, defeasance, redemption, repurchase, call, retirement, conversion to cash or other property (other than Borrower Stock) or other dividend or distribution in respect of Indebtedness (including Restricted Payments), (c) any Restricted Payment, or (d) any sale, license, lease, transfer, conveyance, assignment, grant of any option with respect to, or other disposition of any asset or property.

“Specified Event Conditions” means, with respect to any Specified Event, the occurrence or satisfaction of each of the following, to the satisfaction of Agent in its Permitted Discretion:

(a) both immediately prior to and after giving effect to each such Specified Event: (i) no Default or Event of Default exists or would exist, (ii) Borrower is in compliance with each of the Financial Covenants on a current and Pro Forma Basis, and is in compliance with each of the reporting covenants set forth in Section 5.1, (iii) Borrower is in compliance with all the leverage, debt-to-equity, asset coverage and borrowing limitations under the Investment Company Act (all as determined pursuant to the Investment Company Act and any orders of the Securities and Exchange Commission issued to Borrower thereunder); and (iv) Borrower is in compliance, on a current and Pro Forma Basis, with all other Applicable Laws (including the other requirements of the Investment Company Act) except where a failure to be in compliance could not reasonably be expected to have a Material Adverse Effect, and

(b) Borrower delivers to Agent not less than three (3) Business Days prior to such Specified Event, a certificate of Borrower’s chief financial officer, in form satisfactory to Agent in its Permitted Discretion, certifying the matters set forth in clause (a) above and demonstrating, among other things, the calculations used to support such certification.

“Stock” means all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, membership units or interests, limited or general partnership interests, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Stockholder” means, with respect to any Person, each holder of Stock of such Person.

“Subject Property” means each real property location owned, leased or occupied by Borrower or any of its Subsidiaries.

“Subordinated Indebtedness” means any Indebtedness that is subordinated in writing to the Obligations on terms satisfactory to Agent in its sole and absolute discretion, including without limiting the generality of the foregoing, subordination of such Indebtedness in right of payment to the prior indefeasible payment in full, in cash, of the Obligations, the subordination of the priority of any Lien at any time securing such Indebtedness to Agent’s Lien, and prohibitions on the exercise of any rights or remedies of the holder of such Indebtedness against Borrower or any of Borrower’s property pursuant to a written subordination agreement executed and delivered by Agent for itself and the Lenders.

“Subsidiary” means, as applied to any Person, (a) a corporation or limited liability company whose stock regularly entitled to vote (other than directors’ qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body) is 50% or more owned, directly or indirectly, by such Person, or (b) a partnership or joint venture whose partnership or venture interests are 50% or more owned, directly or indirectly, by such Person; provided, however, the “Subsidiaries” of Borrower shall not include Account Debtors of Borrower in which Borrower has acquired Stock as the result of conversion of Indebtedness in connection with a workout of a defaulted loan or receipt of collections and recoveries paid to Borrower in Stock. The term “Subsidiary”, when used in this Agreement without reference to any particular Person, means a Subsidiary of Borrower.

“Supporting Obligations” means all “supporting obligations” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Tangible Net Worth” means, with respect to any Person on any date of determination, the excess of assets over liabilities determined in accordance with GAAP, and decreased by the following: patents, licenses, Goodwill, capitalized software, organization expenses, covenants not to compete, investment in and monies due from Affiliates (including officers, directors and shareholders), all prepaid expenses and all other intangible assets of such Person.

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any Governmental Authority, including all interest, additions to tax or penalties applicable thereto.

“Termination Date” means the date on which (a) the Loans and all other Obligations under this Agreement and the other Loan Documents are indefeasibly paid in full, in cash, (b) Borrower shall not have any further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement or the other Loan Documents, and (c) if requested by Agent, Borrower and each Guarantor has delivered to Agent and Lenders liability releases in form and substance reasonably acceptable to Agent.

“Transaction Warrants” shall mean all of (a) the common and/or preferred Stock warrants issued by Account Debtors party to Pledged Loan Paper, as issuers in consideration for Borrower extending credit to such Account Debtor, originally giving Borrower, the right to subscribe to a specified number of shares issued by the Account Debtor and each and every instrument and agreement issued by such issuers in exchange or as a replacement for the Transaction Warrants as originally issued, and (b) the certificated securities issued to Borrower by the Account Debtors as issuers in consideration for Borrower extending credit to such Account Debtor and each and every instrument, share and/or security issued by such issuers in exchange or as a replacement for such certificated securities as originally issued.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of California; provided, that in the event by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of or remedies with respect to, Agent’s Lien, for the benefit of Agent and Lenders, on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided, further, that to the extent that the UCC is used to define any term herein or in any of the Loan Documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the UCC, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

“Unused Line Fee” means for each day after the Closing Date through the Borrowing Termination Date, an amount equal to (a) the difference between (1) the Maximum Amount and (2) the closing balance of the Loans for such day, multiplied by (b) the Unused Line Fee Percentage, the product of which is then divided by (c) 360.

“Unused Line Fee Percentage” means one-half of one percent (0.50%).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the IRC.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in paragraph (g) of Section 1.11.

“Wells Fargo Facility” has the meaning set forth in Section 4.7.

“Wells Fargo Sale and Servicing Agreement” means that certain Sale and Servicing Agreement, dated as of August 25, 2008 by and among Hercules Funding II, Borrower, as originator and services, Wells Fargo Foothill, LLC as agent, and Lyon Financial Servicer, Inc. as backup servicer.

“Withholding Agent” means Borrower and Agent.

“Working Capital Lender” means a bank, venture debt provider or other institutional lender not affiliated with Borrower, providing secured credit financing (including revolving loans, term loans and similar credit facilities) for the working capital of an Account Debtor, who is also an Account Debtor under an Eligible Note Receivable financed hereunder.

(a) Accounting Terms. All accounting terms used, but not specifically defined, in this Agreement shall be construed and defined in accordance with GAAP.

(b) UCC. Any terms that are defined in the UCC and used, but not specifically defined, in this Agreement shall be construed and defined in accordance with the UCC.

(c) Construction. For purposes of this Agreement and the other Loan Documents, the following rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term “or” is not exclusive; (c) the term “including” (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations; (e) the words “herein,” “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement; (f) all references in this Agreement or in the Schedules to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (g) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

SCHEDULE B

SCHEDULE OF DOCUMENTS

SCHEDULE C

LENDERS AND REVOLVING LOAN COMMITMENTS

(As of Closing Date)

Lender Name and Address	Lender Commitment	Pro Rata Share
MUFG Union Bank, N.A. Attention: J. William Bloore and James B. Goudy 99 Almaden Boulevard, Suite 200 San Jose, California 95113 Facsimile: (408) 280-7163	$75,000,000.00	100%

Total Commitment:	$75,000,000.00	100%

SCHEDULE D

AGENT’S AND LENDERS’ WIRE TRANSFER

INFORMATION FOR PAYMENTS

Party	Wire Transfer Instructions (or address) for Payments
MUFG Union Bank, N.A.	Bank Name:	MUFG Union Bank, NA
	Address:	1980 Saturn Street
Monterey Park, CA 91754-7417
Account No.:
ABA No.:

	Reference:	Hercules Technology Growth Capital, Inc.

EXHIBIT A

[FORM OF] REVOLVING LOAN NOTE

[$___________]	_________ ___, 20__

FOR VALUE RECEIVED, the undersigned HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), hereby absolutely and unconditionally promises to pay to ________________ or its registered assignee (the “Lender”) at the Lender’s Office (as defined in the Loan Agreement referred to below):

(a) the principal amount of _____________ Dollars ($_________) or, if less, the aggregate unpaid principal amount of Loans advanced by the Lender to Borrower pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among Borrower, the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”), in the amounts and at the times specified in the Loan Agreement with a final payment on the Commitment Maturity Date of all Loans made by the Lender which are outstanding on such date; and

(b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Loan Agreement

This Revolving Loan Note evidences borrowings under and is subject to the terms of the Loan Agreement and is secured pursuant to the Loan Agreement and the documents referred to therein. This Revolving Loan Note has been issued by Borrower in accordance with the terms of the Loan Agreement. The Lender and any holder hereof are entitled to the benefits of the Loan Agreement and the Loan Documents and may enforce the agreements of Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms which are used in this Revolving Loan Note and not otherwise defined herein and which are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at or about the time of receipt of any payment of principal of this Revolving Loan Note, an appropriate notation on the grid attached to this Revolving Loan Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such grid, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Loans shall be conclusive evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of Borrower hereunder or under the Loan Agreement to make payments of principal of and interest on this Revolving Loan Note when due.

Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Revolving Loan Note on the terms and conditions specified in the Loan Agreement.

A-1

If any one or more Events of Default shall occur, the entire unpaid principal amount of this Revolving Loan Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

Borrower and every endorser and guarantor of this Revolving Loan Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Loan Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

THIS REVOLVING LOAN NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG ANY THE PARTIES PERTAINING TO THIS REVOLVING LOAN NOTE OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS REVOLVING LOAN NOTE; PROVIDED, THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO COUNTY, CALIFORNIA. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. BORROWER CONSENTS TO THE DISPUTE RESOLUTION PROVISIONS OF SECTION 11.3 OF THE LOAN AGREEMENT.

IN WITNESS WHEREOF, the undersigned has caused this Revolving Loan Note to be signed as an instrument under seal by its duly authorized officer as of the day and year first above written.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

A-2

Date	Amount of Revolving Credit Loan	Amount of Principal Paid or Prepaid	Balance of Principal Unpaid	Notation Made By:

A-3

EXHIBIT B

[FORM OF] LOAN SUPPLEMENT

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

Facsimile: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Re:	Loan Supplement dated for reference purposes as of : _____________ __, 20__

Ladies and Gentlemen:

This Loan Supplement (this “Loan Supplement”) is executed and delivered pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”), the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). All capitalized terms used herein shall have the meanings specified in the Loan Agreement unless otherwise defined herein. In addition to the provisions of the Loan Agreement, the parties agree as follows.

Borrower hereby certifies that the representations and warranties in Section 3 of the Loan Agreement are and continue to be true, correct and complete as to the Notes Receivable, Loan Paper, and all other Collateral in which Borrower has granted a security interest and collaterally assigned to Agent, for itself and the other Lenders, prior to the date of this Loan Supplement and as to the Notes Receivable, Loan Paper and other documents, instruments, agreements, interests and other property referenced in this Loan Supplement. Without limiting the security interests granted and collateral assignments made under the Loan Agreement, Borrower hereby grants to Agent, for itself and the other Lenders, a continuing security interest in, and collaterally assigns to Agent, for itself and the other Lenders, all of Borrower’s right title and interest in and to the Notes Receivable, related Loan Paper, and other property listed on Attachment A to this Loan Supplement together with: (i) any and all obligations therein described, the debt secured thereby and all sums of money due and to become due thereon, with the interest provided for therein, (ii) any and all Liens, privileges, security interests, collateral, rights, remedies, entitlements and equities that Borrower now or in the future possesses or to which is entitled as additional security for the payment thereof and the other obligations described in any related Loan Paper, (iii) any and all financing statements filed against the applicable Account Debtors, as debtor, naming Borrower as secured party; (iv) any and all other documents executed and/or delivered in connection with such Notes Receivable or Loan Paper, including, without limitation, all of Borrower’s right, title and interest in and to any collateral, security, guaranties, certificates of deposit, letters of credit, performance bonds, demands, causes of action, all related certificates, bank accounts, operating accounts, insurance policies, reserve accounts, escrow accounts and other accounts, opinions, financial statements of Account Debtors and any guarantors and any other collateral arising out of and/or executed and/or delivered in connection with or related to such Notes Receivable or Loan Paper, and all other rights and benefits of Borrower related to such other documents, (v) any and all claims, demands and causes of action that Borrower now or in the future possesses against any Account Debtor in connection with foregoing or to which Borrower is otherwise entitled as additional security for the payment of such Notes Receivable, Loan Paper and the other obligations described therein, and (vi) any and all cash and non-cash proceeds thereof. Borrower confirms and agrees that the foregoing shall be included as part of the Collateral referred to in the Loan Agreement, shall be subject to Section 6 of the Loan Agreement, and shall secure all Obligations. Borrower ratifies and confirms each power of attorney granted to Agent under the Loan Agreement and in the other Loan Documents.

This security interest herein is granted in conjunction with the security interest granted to Agent under the Loan Agreement. The rights and remedies of Agent with respect to the security interest granted hereby are in addition to, and in no way limit or restrict, those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Agent or any Lender as a matter of law or equity. Each right, power and remedy of Agent and each Lender provided for herein or in the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent or any Lender of any one or more of the rights, powers or remedies provided for herein, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies.

Except as expressly set forth herein, this Loan Supplement shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement or any other Loan Document. The Loan Agreement, all promissory notes, guaranties, security agreements, and all other instruments, documents and agreements entered into in connection with the Loan Agreement and each other Loan Document shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed by Borrower in all respects. Borrower further ratifies and reaffirms the continuing effectiveness of the Loan Agreement and the other Loan Documents. Nothing in this Loan Supplement shall constitute a satisfaction of any Obligations.

This Loan Supplement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns. This Loan Supplement and the Loan Agreement shall be read together as one document. No course of dealing on the part of Agent, any Lender or their respective officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder. This Loan Supplement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. If any provision of this Loan Supplement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof. This Loan Supplement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

Attachment A

to

Loan Supplement

EXHIBIT C

[FORM OF] LOAN REQUEST

Date:___________________

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

Facsimile: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Ladies and Gentlemen:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”) submits this Loan Request pursuant to Section 1.1(d) of the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among Borrower, the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). All capitalized terms used in this Loan Request shall have the meanings specified in the Loan Agreement unless otherwise defined herein.

The undersigned hereby certifies that (a) [he][she] is the acting and incumbent [President] [Chief Executive Officer] [Vice President] [Chief Financial Officer] of Borrower, and (b) in such capacity, [he][she] is authorized to execute this loan request on behalf of Borrower in connection with the Loan Agreement.

We hereby represent, warrant and certify to you that (a) the proceeds specified herein shall be used in accordance with the provisions of the Loan Agreement, (b) the representations and warranties of Borrower contained in the Loan Agreement or otherwise made by Borrower in connection with the transactions contemplated thereby were true and correct in all material respects when made and are true and correct in all material respects on and as of the date hereof with the same effect as if made herein (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date), (c) Borrower has performed and complied in all material respects with all of the terms and conditions contained in the Loan Agreement required to be performed or complied with by Borrower prior to or at the time of the borrowing requested hereunder, (d) at and as of the date of hereof, Borrower is not in default of any of its obligations under the Loan Agreement, and no Default or Event of Default exists and (e) the execution and delivery of this Loan Request has been authorized by all necessary corporate action/proceedings on behalf of Borrower.

C-1

Borrower request that the Lenders make a [Reference Rate] [LIBOR] Loan on [proposed Drawdown Date]1 for the LIBOR Loan Period commencing on [proposed Drawdown Date] and ending on [            ]2 in the principal amount of [$_____]3.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

[1]	Loan Request must be made at least 1 Business Day prior to the proposed Drawdown Date of any Reference Rate Loan and 3 Business Days prior to the proposed Drawdown Date of any LIBOR Loan.
[2]	For Reference Rate Loans, the last day of the calendar quarter following the proposed Drawdown Date; for LIBOR Rate Loans, 1, 2, or 3 months after the proposed Drawdown Date.
[3]	Each Loan Request relating to a LIBOR Loan shall be in a minimum aggregate amount of $ .

C-2

EXHIBIT D

[FORM OF] NOTICE OF CONTINUATION/CONVERSION

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

Facsimile: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Ladies and Gentlemen:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”) submits this Notice of Continuation/Conversion pursuant to Section 1.2 of the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among Borrower, the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). All capitalized terms used in this Loan Request shall have the meanings specified in the Loan Agreement unless otherwise defined herein.

The undersigned hereby certifies that (a) [he][she] is the acting and incumbent [President] [Chief Executive Officer] [Vice President] [Chief Financial Officer] of Borrower, and (b) in such capacity, [he][she] is authorized to execute this notice on behalf of Borrower in connection with the Loan Agreement.

We hereby represent, warrant and certify to you that (a) the proceeds specified herein shall be used in accordance with the provisions of the Loan Agreement, (b) the representations and warranties of Borrower contained in the Loan Agreement or otherwise made by Borrower in connection with the transactions contemplated thereby were true and correct in all material respects when made and are true and correct in all material respects on and as of the date hereof with the same effect as if made herein (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date), (c) Borrower has performed and complied in all material respects with all of the terms and conditions contained in the Loan Agreement required to be performed or complied with by Borrower prior to or at the time of the borrowing requested hereunder, (d) at and as of the date of hereof, Borrower is not in default of any of its obligations under the Loan Agreement, and no Default or Event of Default exists and (e) the execution and delivery of this Notice of Continuation/Conversion has been authorized by all necessary corporate action and proceedings on behalf of Borrower.

Borrower requests on __________, 20___ a LIBOR Loan as follows:

D-1

(a)        ___        (i)           A rate conversion of an existing Reference Rate Loan to a LIBOR Loan; or

            ___        (ii)         A continuation of an existing LIBOR Loan as a LIBOR Loan.

                                         [Check (i) or (ii) above]

(b)        The date on which the LIBOR Loan is to be made is ___________________, 20___

(c)        The amount of the LIBOR Loan is to be ___________________ ($____________), for an LIBOR Loan Period of ____________ month(s).

Very Truly yours,

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

For Internal Bank Use Only

LIBOR Pricing Date	LIBOR Rate	LIBOR Rate Variance	Maturity Date
______%

D-2

EXHIBIT E

[FORM OF] BORROWING BASE CERTIFICATE

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

Facsimile: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Ladies and Gentlemen:

This certificate (this “Borrowing Base Certificate”) is submitted pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”), the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). All capitalized terms used herein shall have the meanings specified in the Loan Agreement unless otherwise defined herein.

The undersigned hereby certifies that (a) [he][she] is the acting and incumbent Chief Financial Officer of Borrower, and (b) in such capacity, [he][she] is authorized to execute this certificate on behalf of Borrower in connection with the Loan Agreement. The undersigned submits this Borrowing Base Certificate for the purpose of inducing Agent and the Lenders to make a Loan to Borrower.

The undersigned hereby represents, warrants and certifies that:

(i) The calculation of the Borrowing Base, on the attached Schedule 1, is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties and definitions set forth in the Loan Agreement.

(ii) Without limiting the foregoing, the Notes Receivable and Loan Paper identified as “Eligible Notes Receivable” and “Eligible Loan Paper” on Schedule 1 strictly comply with the definitions of the same in the Loan Agreement and with the representations and warranties in Section 3.18.

(iii) Attached hereto is a detailed summary and aging of all Accounts, including separate aging reports of all Eligible Notes Receivable included in the Borrowing, all Eligible Notes Receivable not included in the Borrowing Base and all other Notes Receivable.

(iv) All of the representations and warranties of Borrower under the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent any such representations and warranties relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided that the foregoing materiality qualifications shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof), both before and after giving effect to the funding of the Loan requested hereby.

[Signature Page Follows]

THIS BORROWING BASE CERTIFICATE IS EXECUTED AND DELIVERED THIS ______ DAY OF __________, 20__.

Very Truly yours,

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

SCHEDULE 1

TO

BORROWING BASE CERTIFICATE

Calculation Date:	_________ __, 20__

EXHIBIT F

[FORM OF] COMPLIANCE CERTIFICATE

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

Facsimile: (323) 720-2252

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Re:	Compliance Certificate as of and for period ending: _____________ __, 20__

Ladies and Gentlemen:

This certificate (this “Compliance Certificate”) is submitted pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”), the several financial institutions from time to time party thereto (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). All capitalized terms used herein shall have the meanings specified in the Loan Agreement unless otherwise defined herein.

The undersigned hereby certifies that: (a) [he][she] is the acting and incumbent [Chief Executive Officer] [Chief Financial Officer] of Borrower, and (b) in such capacity, [he][she] is authorized to execute this Compliance Certificate on behalf of Borrower in connection with the Loan Agreement.

The undersigned has reviewed the terms and conditions of the Loan Agreement and the definitions and provisions contained in the Loan Agreement, and, has made, or have caused to be made under the supervision of the undersigned, such examination or investigation as is necessary to enable the undersigned to express an informed opinion, and to provide a certification, as to the matters referred to herein.

The undersigned hereby further represents, warrants and certifies that:

(a) Borrower is in complete and strict compliance, as of, and for the period ending, __________ __, 20__ (the “Compliance Date”), with all agreements, conditions and covenants contained in the Loan Agreement and the other Loan Documents, except as noted below.

(b) The representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the Compliance Date as if made on such date except to the extent such representations and warranties relate to an earlier date in which case such representations and warranties remain true and correct in all material respects as of such earlier date (provided that the foregoing materiality qualifications shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof).

(c) There exists no Default or Event of Default under the Loan Agreement or any of the other Loan Documents.

(d) Borrower is in compliance with each of the covenants in Section 3.24 of the Loan Agreement, as of, and for the period ending on, the Compliance Date, and attached hereto as Schedule 1 is a true and correct copy of the calculation of such financial covenants, prepared by the undersigned.

(e) Attached to such Schedule 1 are true, correct and complete copies of the documents and work sheets supporting the above certifications.

(f) Since _________ __, 20__, there has been no Material Adverse Effect as to Borrower, individually, or Borrower and its consolidated Subsidiaries.

(g) Borrower is in compliance with each of the reporting and notice covenants in Section 5 of the Loan Agreement, as of, and for the period ending on the Compliance Date, and attached hereto as Schedule 2 are the monthly, quarterly and annual (as applicable) Financial Statements required under Section 5 of the Loan Agreement and the other reports, letters, opinions, notices and other required under the Loan Agreement;

(h) Included on Schedule 2 attached hereto is a true, correct and complete copy of Borrower’s most recent quarterly watch-list report prepared in the ordinary course of business and consistent with past practice.

(i) The Financial Statements furnished on Schedule 2 attached hereto are complete and correct and have been prepared in accordance with GAAP (except for the lack of footnotes required by GAAP and changes resulting for normal year end adjustments, in the case of financial statements other than those as of a Fiscal Year end), consistently applied from one period to the next, and fairly present the financial condition of Borrower and its consolidated Subsidiaries.

(j) Borrower and each of its Subsidiaries is Solvent.

(k) There is no litigation, action, suit, investigation, or other arbitral, administrative, or judicial proceeding pending or, to the best of the knowledge of the undersigned, threatened which could reasonably be expected to (x) result in a Material Adverse Effect or (y) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of Borrower to fulfill its obligations under the Loan Documents; or (z) materially and adversely affect the rights and remedies of Agent or any Lender under the Loan Documents.

(l) No Liens have arisen, been granted or otherwise exist with respect to the Collateral or the assets or properties of Borrower, other than Permitted Liens.

THIS COMPLIANCE CERTIFICATE IS EXECUTED AND DELIVERED THIS ______ DAY OF __________, 20__.

Very Truly yours,

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

SCHEDULE 1

TO

COMPLIANCE CERTIFICATE

EXHIBIT G

[FORM OF] ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption”) dated as of ____________________, 20__ is made between ______________________________ (the “Assignor”) and __________________________ (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Borrower”), the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). Any terms defined in the Loan Agreement and not defined in this Assignment and Assumption are used herein as defined in the Loan Agreement;

WHEREAS, as provided under the Loan Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to Borrower in an aggregate amount not to exceed $__________ (the “Commitment”);

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to Borrower; and

WHEREAS, the Assignor wishes to sell and assign to the Assignee, without recourse, [part of the] [all] rights and obligations of the Assignor under the Loan Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans, in an amount equal to $__________ (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.	Assignment and Assumption.

(a) Subject to the terms and conditions of this Assignment and Assumption, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, in all cases, without recourse and without representation or warranty (except as provided in this Assignment and Assumption) __% (the “Assignee’s Percentage Share”) of (A) the Commitment and the Committed Loans of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement, the other Loan Documents.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount (plus the amount of any Commitment held by Assignee independent from the Assigned Amount). The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee; provided, that the Assignor shall not relinquish its rights under Sections 1.5, 10, 11.3 and 11.4 of the Loan Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $            .

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $            .

2.	Payments.

(a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $            , representing the Assignee’s Pro Rata Share of the Principal Amount of all Committed Loans.

(b) The Assignee further agrees to pay to Agent a processing fee in the amount specified in Section 8.1(a) of the Loan Agreement.

3.	Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment and Committed Loans shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.	Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Assumption; and (b) agrees that it will, independently and without reliance upon the Assignor, Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

5.	Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Assignment and Assumption shall be ________ __, 20__ (the “Effective Date”); provided, that the following conditions precedent have been satisfied on or before the Effective Date:

(i) this Assignment and Assumption shall be executed and delivered by the Assignor and the Assignee;

[(ii) the consent of Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

(iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Assumption;

[(iv) the Assignee shall have complied with Section 13 of the Loan Agreement (if applicable);]

(v) the processing fee referred to in Section 2(b) hereof and in Section 13.1(a) of the Loan Agreement shall have been paid to Agent; and

(b) Promptly following the execution of this Assignment and Assumption, the Assignor shall deliver to Borrowers’ Agent and Agent for acknowledgment by Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6.	[The Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the Lenders pursuant to the terms of the Loan Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Loan Agreement.]

7.	Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to Debtor Relief Laws and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower, or the performance or observance by Borrower, of any of its obligations under the Loan Agreement or any other Loan Document.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption; and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to Debtor Relief Laws and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

8.	Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Assumption, including the delivery of any notices or other documents or instruments to Borrower or Agent, which may be required in connection with the assignment and assumption contemplated hereby.

9.	Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Assumption shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Assumption shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Assumption.

(d) This Assignment and Assumption may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ASSUMPTION AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG ANY THE PARTIES PERTAINING TO THIS ASSIGNMENT

AND ASSUMPTION OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS ACCESSION AGREEMENT; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO COUNTY, CALIFORNIA. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EACH PARTY AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

(f) TO THE EXTENT PERMITTED BY LAW, IN CONNECTION WITH ANY CLAIM, CAUSE OF ACTION, PROCEEDING OR OTHER DISPUTE CONCERNING THIS ASSIGNMENT AND ASSUMPTION (EACH A “CLAIM”), THE PARTIES EXPRESSLY, INTENTIONALLY, AND DELIBERATELY WAIVE ANY RIGHT EACH MAY OTHERWISE HAVE TO TRIAL BY JURY. IN THE EVENT THAT THE WAIVER OF JURY TRIAL SET FORTH IN THE PREVIOUS SENTENCE IS NOT ENFORCEABLE UNDER THE LAW APPLICABLE TO THIS ASSIGNMENT AND ASSUMPTION, THE PARTIES TO THIS ASSIGNMENT AND ASSUMPTION AGREE THAT ANY CLAIM, INCLUDING ANY QUESTION OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE STATE LAW APPLICABLE TO THIS ASSIGNMENT AND ASSUMPTION. THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE COURT SHALL APPOINT THE REFEREE. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY, UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH. THE PARTIES ACKNOWLEDGE THAT IF A REFEREE IS SELECTED TO DETERMINE THE CLAIMS, THEN THE CLAIMS WILL NOT BE DECIDED BY A JURY.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:
Address:

[ASSIGNEE]

By:
Title:
Address:

SCHEDULE 1

to

ASSIGNMENT AND ASSUMPTION

[FORM OF ]NOTICE OF ASSIGNMENT AND ASSUMPTION

_______________, 20__

To:	MUFG Union Bank, N.A., as Agent

Commercial Loan Operations

601 East Potrero Grande Drive

Monterey Park, CA 91754

with a copy to:

MUFG Union Bank, N.A., as Agent

Attention: J. William Bloore and

                 James B. Goudy

Northern California Commercial Banking Group

99 Almaden Boulevard, Suite 200

San Jose, CA 95113

Re:	HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Ladies and Gentlemen:

We refer to that certain Second Amended and Restated Loan and Security Agreement dated as of August 14, 2014 (as amended, modified, supplemented, restated or renewed from time to time, the “Loan Agreement”) by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). Terms defined in the Loan Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the sale and assignment, without recourse, by __________________ (the “Assignor”) to _______________ (the “Assignee”) of _____% of the right, title and interest of the Assignor in and to the Loan Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor pursuant to the Assignment and Assumption Agreement attached hereto (the “Assignment and Assumption”). We understand and agree that the Assignor’s Commitment, as of ____________, 20_ , is $____________, and the aggregate amount of its outstanding Loans is $____________.

2. The Assignee agrees that, upon receiving the consent of Agent and, if applicable, Borrower, the Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Loan Agreement.

3. The following administrative details apply to the Assignee:

(A)	Notice Address:

Assignee name:
Address:

Attention:
	Telephone:	( )
	Telecopier:	( )
Telex (Answerback):

(B)	Wire Transfer and Payment Instructions:

Account No.:
At:

Reference:
Attention:

4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Assumption.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Assumption to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

MUFG UNION BANK, N.A., as Agent

By:

Title:

EXHIBIT H

[FORM OF] ACCESSION AGREEMENT

Dated as of [________, 20__]

Reference is hereby made to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

Pursuant to Section 1.17 of the Loan Agreement, Borrower, Agent and [            ] (the “Acceding Lender”) hereby agree as follows:

1. Accession. Subject to the terms and conditions of this Accession Agreement, the Acceding Lender hereby agrees to assume, without recourse to Agent or any Lender, on the Effective Date (as defined below), a Commitment to make Loans in the amount of [$____________] (the “Assumption Amount”), in accordance with the terms and conditions set forth in the Loan Agreement [, which amount is in addition to the Acceding Lender’s existing Commitment of [$____________]]. On the Effective Date, Borrower shall pay to the Acceding Lender an upfront fee in the amount of [$___________] which fee shall be nonrefundable when paid. Upon such assumption, the Maximum Amount shall be automatically increased by the Assumption Amount. The Acceding Lender hereby agrees to be bound by, and hereby requests the agreement of Borrower and Agent that the Acceding Lender shall be entitled to the benefits of, all of the terms, conditions and provisions of the Loan Agreement as if the Acceding Lender had been one of the lending institutions originally executing the Loan Agreement as a Lender; provided, that nothing herein shall be construed as making the Acceding Lender liable to Borrower or the Lenders in respect of any acts or omissions of any party to the Loan Agreement or in respect of any other event occurring prior to the Effective Date (as defined below) of this Accession Agreement [unless the Acceding Lender was a Lender prior to the Effective Date].

2. Representations, Warranties and Agreements of Acceding Lender.

The Acceding Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Accession Agreement, (ii) the execution, delivery and performance of this Accession Agreement do not conflict with any provision of law or of the charter or by-laws of the Acceding Lender, or of any agreement binding on the Acceding Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Accession Agreement, and to render the same the legal, valid and binding obligation of the Acceding Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement; (c) agrees that it will, independently and without reliance upon the Lenders or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (d) represents and warrants that it is eligible to become a party to this

Accession Agreement under the terms and conditions of the Loan Agreement; (e) appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.

3. Effect of Accession. The effective date for this Accession Agreement shall be [________ __, 20__] (the “Effective Date”). Following the execution of this Accession Agreement by Borrower, and the Acceding Lender, it will be delivered to Agent for acceptance. Upon acceptance by Agent, Schedule C and Schedule D to the Loan Agreement shall thereupon be replaced as of the Effective Date by Schedule C and Schedule D annexed hereto. Agent shall thereafter notify the other Lenders of the revised Schedule C and Schedule D and the arrangements proposed to ensure that the outstanding amount of Loans made by each Lender will correspond to its respective Pro Rata Shares after giving effect to the accession contemplated hereby.

4. Payments. Upon such acceptance, from and after the Effective Date, Borrower shall make all payments in respect of the Acceding Lender’s Commitment (including payments of principal, interest, fees and other amounts owing under the Loan Agreement) according to the instructions set forth on Schedule D hereto.

5. Governing Law. THIS ACCESSION AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG ANY THE PARTIES PERTAINING TO THIS ACCESSION AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS ACCESSION AGREEMENT; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO COUNTY, CALIFORNIA. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EACH PARTY AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

6. DISPUTES. TO THE EXTENT PERMITTED BY LAW, IN CONNECTION WITH ANY CLAIM, CAUSE OF ACTION, PROCEEDING OR OTHER DISPUTE CONCERNING THIS ACCESSION AGREEMENT (EACH A “CLAIM”), THE PARTIES EXPRESSLY, INTENTIONALLY, AND DELIBERATELY WAIVE ANY RIGHT EACH MAY OTHERWISE HAVE TO TRIAL BY

JURY. IN THE EVENT THAT THE WAIVER OF JURY TRIAL SET FORTH IN THE PREVIOUS SENTENCE IS NOT ENFORCEABLE UNDER THE LAW APPLICABLE TO THIS ACCESSION AGREEMENT, THE PARTIES TO THIS ACCESSION AGREEMENT AGREE THAT ANY CLAIM, INCLUDING ANY QUESTION OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE STATE LAW APPLICABLE TO THIS ACCESSION AGREEMENT. THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE COURT SHALL APPOINT THE REFEREE. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY, UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH. THE PARTIES ACKNOWLEDGE THAT IF A REFEREE IS SELECTED TO DETERMINE THE CLAIMS, THEN THE CLAIMS WILL NOT BE DECIDED BY A JURY.

7. Counterparts. This Accession Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Accession Agreement to be executed on its behalf by its officer thereunto duly authorized, to take effect as of the date first above written.

BORROWER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:

Print Name:

Title:

ACCEDING LENDER:

[ ]

By:

Print Name:

Title:

AGENT:

MUFG UNION BANK, N.A.,
AS AGENT

By:

Print Name:

Title:

SCHEDULE C

TO ACCESSION AGREEMENT

SCHEDULE D

TO ACCESSION AGREEMENT

EXHIBIT I-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Section 1.11 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the IRC, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the IRC and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the IRC.

The undersigned has furnished Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or, if applicable, W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform Borrower and Agent, the undersigned shall promptly so inform Borrower and Agent, and deliver promptly to Borrower and Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by Borrower or Agent) or promptly notify Borrower and Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT I-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Section 1.11 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the IRC, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the IRC, and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the IRC.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or, if applicable, W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing, and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT I-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Section 1.11 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the IRC, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the IRC and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the IRC.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or, if applicable, W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or, if applicable, W-8BEN-E, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT I-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Borrower”), the several financial institutions from time to time party thereto or who become Lenders under and as defined in the Loan Agreement from time to time (the “Lenders”), and MUFG UNION BANK, N.A., as a Lender and as agent for the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Section 1.11 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the IRC, (iv) none of its direct or indirect partners/members is a ten percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the IRC and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the IRC.

The undersigned has furnished Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or, if applicable, W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or, if applicable, W-8BEN-E, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform Borrower and Agent, and deliver promptly to Borrower and Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by Borrower or Agent) or promptly notify Borrower and Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

I-4